UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08510

                             Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

                             San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

                          San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Annual Report

December 31, 2015  |  matthewsasia.com

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA VALUE STRATEGY

Matthews Asia Value Fund

ASIA GROWTH STRATEGIES

Matthews Asia Focus Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

'15

Cover photo: Karaweik palace in Yangon, Myanmar

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Investor Class Performance and Expenses (December 31, 2015)

Investor Class	Average Annual Total Return				Inception Date	2015 Annual Operating Expenses		2015 Annual Operating Expenses after Fee Waiver and Expense Reimbursement		Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGY
Asia Strategic Income Fund (MAINX)	-0.58%	n.a.	n.a.	3.41%	11/30/11	1.28%		1.12%	[1]	1.27%	1.10%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MACSX)	-4.50%	2.44%	6.84%	9.42%	9/12/94	1.09%		1.09%	[2,3]	1.08%	n.a.
Asia Dividend Fund (MAPIX)	3.86%	4.75%	n.a.	8.74%	10/31/06	1.06%		1.05%	[3]	1.06%	1.05%	[3]
China Dividend Fund (MCDFX)	9.54%	6.50%	n.a.	9.21%	11/30/09	1.19%		n.a.		1.19%	n.a.
ASIA VALUE STRATEGY
Asia Value Fund (MAVRX)	n.a.	n.a.	n.a.	-1.35%	11/30/15	36.42%	[6]	1.50%	[4,6]	2.11%	1.45%	[4]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MAFSX)	-12.07%	n.a.	n.a.	-4.12%	4/30/13	2.07%		1.50%	[4]	2.16%	1.50%	[4]
Asia Growth Fund (MPACX)	-0.05%	4.42%	6.48%	8.87%	10/31/03	1.11%		n.a.		1.11%	n.a.
Pacific Tiger Fund (MAPTX)	-1.30%	4.15%	9.19%	8.52%	9/12/94	1.09%		1.07%	[3]	1.09%	1.08%	[3]
Asia ESG Fund (MASGX)	n.a.	n.a.	n.a.	-7.30%	4/30/15	9.09%	[6]	1.44%	[4,6]	2.11%	1.45%	[4]
Emerging Asia Fund (MEASX)	-2.56%	n.a.	n.a.	4.92%	4/30/13	1.75%		1.50%	[4]	1.78%	1.48%	[4]
China Fund (MCHFX)	2.41%	-1.04%	10.86%	9.37%	2/19/98	1.14%		n.a.		1.13%	n.a.
India Fund (MINDX)	0.90%	5.37%	11.10%	12.27%	10/31/05	1.11%		n.a.		1.12%	n.a.
Japan Fund (MJFOX)	20.83%	9.53%	2.16%	5.88%	12/31/98	0.99%		n.a.		1.03%	n.a.
Korea Fund (MAKOX)	15.16%	7.87%	6.31%	6.29%	1/3/95	1.10%		n.a.		1.11%	n.a.
ASIA SMALL COMPANY STRATEGIES
Asia Small Companies Fund (MSMLX)	-9.43%	1.39%	n.a.	12.29%	9/15/08	1.48%		1.47%	[4]	1.47%	n.a.
China Small Companies Fund (MCSMX)	4.07%	n.a.	n.a.	0.21%	5/31/11	2.10%		1.50%	[5]	1.90%	1.50%	[5]
ASIA SPECIALTY STRATEGY
Asia Science and Technology Fund (MATFX)	4.48%	7.88%	8.29%	2.69%	12/27/99	1.18%		n.a.		1.16%	n.a.

*	These figures are from the fund’s prospectus dated as of April 30, 2015, and may differ from the actual expense ratios for fiscal year 2015, as shown in the financial highlights section of this report.

1	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., Rule 12b-1 fees or shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	Reimbursement was below 0.01%.

3	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

4	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., Rule 12b-1 fees or shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017 for the Asia Focus Fund, Emerging Asia Fund, Asia Small Companies Fund and Asia ESG Fund, and until April 30, 2018 for the Asia Value Fund, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

5	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
6	Annualized expense ratios.

2	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expenses (December 31, 2015)

Institutional Class	Average Annual Total Return				Inception Date	2015 Annual Operating Expenses		2015 Annual Operating Expenses after Fee Waiver and Expense Reimbursement		Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGY
Asia Strategic Income Fund (MINCX)	-0.27%	n.a.	n.a.	3.61%	11/30/11	1.09%		0.90%	[1]	1.07%	0.90%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MICSX)	-4.33%	2.60%	n.a.	3.00%	10/29/10	0.92%		0.92%	[2,4]	0.92%	n.a.
Asia Dividend Fund (MIPIX)	3.93%	4.85%	n.a.	5.28%	10/29/10	0.93%		0.92%	[4]	0.93%	n.a.
China Dividend Fund (MICDX)	9.71%	6.72%	n.a.	7.28%	10/29/10	1.00%		n.a.		1.01%	n.a.
ASIA VALUE STRATEGY
Asia Value Fund (MAVAX)	n.a.	n.a.	n.a.	-1.30%	11/30/15	36.17%	[5]	1.25%	[3,5]	1.95%	1.25%	[3]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MIFSX)	-11.96%	n.a.	n.a.	-3.89%	4/30/13	1.91%		1.25%	[3]	1.94%	1.25%	[3]
Asia Growth Fund (MIAPX)	0.24%	4.62%	n.a.	5.01%	10/29/10	0.91%		n.a.		0.91%	n.a.
Pacific Tiger Fund (MIPTX)	-1.15%	4.33%	n.a.	4.32%	10/29/10	0.91%		0.89%	[4]	0.92%	0.91%	[4]
Asia ESG Fund (MISFX)	n.a.	n.a.	n.a.	-7.14%	4/30/15	8.90%	[5]	1.25%	[3,5]	1.95%	1.25%	[3]
Emerging Asia Fund (MIASX)	-2.33%	n.a.	n.a.	5.14%	4/30/13	1.57%		1.25%	[3]	1.59%	1.25%	[3]
China Fund (MICFX)	2.50%	-0.88%	n.a.	-1.16%	10/29/10	0.99%		n.a.		0.97%	n.a.
India Fund (MIDNX)	1.12%	5.55%	n.a.	4.95%	10/29/10	0.90%		n.a.		0.94%	n.a.
Japan Fund (MIJFX)	20.94%	9.65%	n.a.	11.59%	10/29/10	0.87%		n.a.		0.90%	n.a.
Korea Fund (MIKOX)	15.27%	8.04%	n.a.	9.47%	10/29/10	0.93%		n.a.		0.93%	n.a.
ASIA SMALL COMPANY STRATEGY
Asia Small Companies Fund (MISMX)	-9.23%	n.a.	n.a.	0.55%	4/30/13	1.30%		1.25%	[3]	1.25%	n.a.
ASIA SPECIALTY STRATEGY
Asia Science and Technology Fund (MITEX)	4.63%	n.a.	n.a.	14.40%	4/30/13	0.97%		n.a.		0.95%	n.a.

*	These figures are from the fund’s prospectus dated as of April 30, 2015, and may differ from the actual expense ratios for fiscal year 2015, as shown in the financial highlights section of this report.

1	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	Reimbursement was below 0.01%.

3	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017 for the Asia Focus Fund, Emerging Asia Fund, Asia Small Companies Fund and Asia ESG Fund, and until April 30, 2018 for the Asia Value Fund, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

4	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
5	Annualized expense ratios.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	3

Message to Shareholders from the President of the Matthews Asia Funds

Dear Fellow Shareholders,

As President of the Matthews Asia Funds and CEO of Matthews International Capital Management, LLC (“Matthews Asia”), Advisor to the Matthews Asia Funds, I am delighted to offer an annual review of the Funds for the year ending 2015.

Long-Term Investing

Following a more challenging year in Asia’s financial markets, we are reminded of the volatility that is inherent in economies that are undertaking significant structural shifts. We also continue to see how monetary policy decisions that are taken far from Asia can impact the region’s economy. However, while the transformations that are taking place in the region’s economy will result in short-term volatility and drastic swings in sentiment, we firmly believe that the patient investor with conviction will be rewarded over the long term.

As we enter a new year with markets remaining volatile, I believe that we will begin to see a return to fundamental investing, and with it, a divergence between companies that will prosper and those that will struggle. It is in this environment that active managers such as ourselves have the potential to add value by seeking to identify the best opportunities for our portfolios over the long term. Taking this into account, as I look back on 2015, I can be proud of the strong relative performance that many of our portfolios achieved.

New Fund Launches

As the financial markets in Asia continue to grow and deepen, we see new opportunities to invest in the region by focusing on different styles of investing or on narrower themes that are becoming increasingly important. With this in mind, we were excited to launch two new strategies for our shareholders in 2015. The Matthews Asia ESG and Matthews Asia Value Funds were launched on April 30 and November 30, 2015, respectively. Both Funds offer a distinctive investment approach. The Matthews Asia Value Fund seeks companies that we believe trade at a discount to their intrinsic value, and are also oriented to create value for shareholders. The Matthews Asia ESG Fund is notable in that it expands on the governance aspect of our investment approach at Matthews Asia by also emphasizing environmental and social practices as part of the investment process. In a region that will benefit greatly from companies that adopt more sustainable and responsible practices, we are pleased to have launched a Fund that will place such issues front and center.

Welcoming New Trustees and a New Minority Owner

2015 also proved to be a busy and important year on the governance front. Firstly, in February I was very pleased to join the Board of Trustees for the Funds and we welcomed two new independent members to the Board of Trustees. Having spent some time this year working with Gale Caruso and Christopher Lee, I believe their knowledge of the industry and financial markets will help to ensure the interests of our shareholders always remain paramount.

In September 2015, Matthews Asia announced a new minority owner of its business. This was an exciting development that we believe will help ensure the continued long-term stability of ownership and independence for the Advisor.

Finally, I would like to thank you once again for your continued confidence in the Matthews Asia Funds, especially during what can be at times challenging markets. As always, we welcome your comments.

William J. Hackett

President of the Matthews Asia Funds

Chief Executive Officer, Matthews Asia

4	MATTHEWS ASIA FUNDS

Message to Shareholders from the Investment Advisor

Dear Valued Investors,

A couple years ago, I expressed a concern over the chase for yield in markets and remarked, “There are times when there is actually safety in growth!” Such has been the story this year. Higher-yielding equities have struggled somewhat. Companies with faster growth profiles have done well. “Developing Asia” has outperformed “Developed Asia” and small-capitalization stocks have outperformed large-caps. In our dividend-focused portfolios, these have largely concentrated in growth in dividends, rather than yield and that has helped deal with the headwinds for such strategies. Elsewhere, our focus on high return-on-capital businesses with secular (if not always remarkable) growth has done well. Of course, we are not trying to rotate across different styles—we are convinced that both ways of looking at the region can provide good long-term, risk-adjusted returns. But the volatilities inherent in the portfolios are different, and they can suit different periods in the markets. But what is common across all our portfolios is a belief that Asia’s long-term growth prospects remain strong, and investing in businesses that grow with the development of the region’s middle-class lifestyles provides a good backdrop for returns. This year, despite all the concerns over slowing headline growth rates in China and a strengthening U.S. dollar, our conviction that Asia will continue to press for growth-oriented reforms has been further buttressed.

This has certainly been India’s year—at least according to the short-term verdict of the markets. There has been plenty of excitement generated by, first, the appointment in September of 2013, of Raghuram Rajan to be the Governor of India’s central bank. Part of India’s Achilles heel, in the eyes of foreign investors at least, has been fiscal and monetary irresponsibility. Governor Rajan, as a Chicago Booth School of Business economist, exudes the kind of sensible, apolitical expertise that reassures foreign investors. In addition, India’s politics have often appeared hopelessly divided and a clear political “win” for a single candidate has given investors further reassurance. The fact that the winner was the reform candidate has added further spice to the story. And if that wasn’t enough, India began the year at what appeared to be the turning point, i.e., the trough of a credit and earnings cycle.

All of this means that the main India market benchmarks are up about 30% year-to-date. There has surely been some earnings growth, but valuations have risen quickly. None of which is to say that the rise in India is unjustified. If we are going to be able to look back on Prime Minister Narendra Modi’s reforms as a success in about a decade’s time, the markets have not yet fully reflected this. Current valuations are surely not discounting much more than a strong rebound in short-term earnings and at least a successful start to the reform process. India remains a country where much can be achieved over the next decade to improve people’s standards of living, spending power and productivity. If it can achieve better rates of savings and more efficient mobilization of those savings into much-needed infrastructure projects, why can’t it mimic the growth of its giant neighbor China?

But it is still an open question. Now more than ever, investors interested in India should decide if they are in it for the long haul. There may be plenty of opportunities for disappointment either on the political front or in terms of short-run earnings momentum.

These days, the media would have us believe China is not for the faint of heart. Yet, China has initiated its own reform process. Its leaders have also become comfortable with the slower rates of real GDP growth demanded by the markets as a sign of responsible economic management. Have earnings in China not compounded at 12% in U.S. dollar terms since December 2010 as the markets have derated? All of this leaves China trading at the lows last seen during crises past.

Japan has also impressed with its aggressive monetary easing. There are plenty of Abenomics critics in financial circles, but for those that believe economies “can get stuck in a rut” when policy rates are at or near zero, aggressive central banking is what is needed to set the economy back on course. Neither has Abenomics always achieved great popularity in Japan, but the recent snap election seems to have boosted Abe’s mandate and at least been a vote of confidence in the monetary and other reforms that appear to be starting to show results in an improved labor market and strong profitability in corporate Japan.

The one cloud this year has been the strengthening U.S. dollar. But, as we wrote earlier this year, this does seem to have been a case of dollar strength, not Asian weakness. So, we reach the end of the year with the momentum still behind the U.S. markets in terms of rising prices and rising valuations. Asia, on the other hand, has been more listless, but has started to see better operational results as margins have stabilized and sales growth remains robust. Who knows what will happen next year, but the momentum still seems to be behind the “growthier” elements of the markets in Asia. But there is real relative value emerging in Asia, where portfolios with growth far in excess of the broad market indices in the U.S. and Europe can be had for the same valuations or even discounts of 20% or 30%. Periods of tighter money (a strong U.S. dollar) and weaker growth (e.g. China, Europe) have typically been harder times for Asia’s stock markets—and this is what we have been facing for the past year or more. But Asia’s markets have been resilient and, furthermore, continue to lay the groundwork for future growth in its reform plans. I remain optimistic based on the region’s long-term growth that can still be accessed at reasonable valuations.

It is a privilege to serve as your advisor for Asia investments.

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA	5

PORTFOLIO MANAGERS
Teresa Kong, CFA
Lead Manager
Gerald M. Hwang, CFA	Satya Patel
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$9.96	$9.96
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.28%	1.09%
After Fee Waiver and Reimbursement[2]	1.12%	0.90%
Portfolio Statistics
Total # of Positions		42
Net Assets		$62.1 million
Modified Duration[3]		3.6
Portfolio Turnover[4]		50.09%
Benchmark
HSBC Asian Local Bond Index

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company’s capital structure from debt to equity or with features of both.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Asia Strategic Income Fund returned –0.58% (Investor Class) and –0.27% (Institutional Class), while its benchmark, the HSBC Asian Bond Index (ALBI) returned –3.17%. For the fourth quarter, the Fund returned 2.61% (Investor Class), and 2.78% (Institutional Class) versus 2.32% for the benchmark.

Market Environment:

2015 was a challenging year in Asian fixed income. Currencies depreciated—in some cases dramatically—across the board. Commodity-linked currencies like the Malaysian ringgit, Australian dollar and Indonesian rupiah were hardest hit. Credit spreads also widened during the year, although credit markets were still positive on the back of high coupon returns. The top performers were, surprisingly, the frontier markets of Bangladesh and Pakistan, followed by China. There were three defaults, Kaisa Group and Shanshui Cement in China, and Berau Coal in Indonesia. This brings high yield Asia default rates slightly up from 2.0% to 2.3%. This compares favorably to U.S. high yield default rates, which have gone from 1.5% to 3.4% over the same period. Following the widest levels seen at the end of September, Asia’s credit spreads tightened to 283 basis points (2.83%) versus U.S. Treasuries at the end of the year.

The fourth quarter was one of milestone events and a modest recovery from a challenging summer. After years of debate and speculation, the U.S. Federal Reserve raised interest rates, ending its zero interest rate policy. Investors continued to debate the potential implications of policy normalization in the U.S. on Asia. The Chinese renminbi was added to the International Monetary Fund’s special drawing rights (SDR) basket, moving it closer to becoming an international reserve currency. China’s central bank also announced that it would manage the renminbi versus a basket of currencies of its largest trading partners.

Finally, as risk-aversion faded, credit spreads rebounded in the quarter. Commodity-linked corporates continued to underperform, though fundamentally strong companies performed well.

Performance Contributors and Detractors:

The biggest contributors to Fund performance for both the full year and the fourth quarter of the year were our holdings in U.S. dollar-denominated (USD) bonds. We made a deliberate reallocation away from local currency bonds into USD-denominated debt, and this allowed us to isolate attractive credit exposure while minimizing currency and interest rate risk. Within USD-denominated debt, convertible bonds, in particular, performed well. As risk aversion faded, company-specific performance drove the underlying equities of these convertible bonds higher, resulting in strong performance of our bonds.

Our investment in Ctrip.com International convertible bonds was the top contributor to Fund performance for both the fourth quarter and the year. Ctrip is a leading online travel agency in China, and the industry consolidated throughout 2015. With expectations that aggressive competition and heavy discounting will fade, Ctrip shares doubled over the course of the year, leading to strong convertible bond performance.

The biggest detractor to Fund performance was our allocation to local currency bonds. Overall, our local currency sovereign bonds performed poorly. Currencies depreciated and the outflow of capital from emerging markets led to higher rates in a number of countries, thereby dampening returns. Indonesian and South Korean bonds were the biggest detractors to local currency bond performance as coupon returns were overshadowed by negative currency and price returns in both countries.

All sectors posted gains in the fourth quarter. The biggest detractors to our performance were issuer-specific. Yum! Brands posed the largest drag on Fund performance following plans for a major corporate restructuring to involve a spin-off of its international assets and increase in debt in the U.S. entity. Sri Lankan government bonds also performed poorly given concerns about external challenges and lack of fiscal commitment. The country’s balance of payments position weakened as softer demand from Europe

(continued)

1	Actual 2015 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., Rule 12b-1 fees or shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.
4	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

6	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MAINX)	2.61%	-0.58%	0.48%	3.41%	11/30/11
Institutional Class (MINCX)	2.78%	-0.27%	0.72%	3.61%	11/30/11
HSBC Asian Local Bond Index[5]	2.32%	-3.17%	-1.60%	1.10%
Lipper Emerging Markets Hard Currency Debt Category Average[6]	0.68%	-2.98%	-2.33%	2.73%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2015					2014
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.00	$0.10	$0.08	$0.11	$0.29	$0.10	$0.09	$0.07	$0.10	$0.38
Inst’l (MINCX)	$0.01	$0.10	$0.09	$0.11	$0.31	$0.11	$0.10	$0.08	$0.11	$0.40

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 5.45% (5.31% excluding expense waiver)

Inst’l Class: 5.67% (5.46% excluding expense waiver)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/15, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 6.81%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from HSBC, and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definitions.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS
	Sector	Currency	% of Net Assets
Longfor Properties Co., Ltd., 6.875%, 10/18/2019	Financials	U.S. Dollar	4.6%
DFCC Bank PLC, 9.625%, 10/31/2018	Financials	U.S. Dollar	4.5%
Shimao Property Holdings, Ltd., 6.625%, 01/14/2020	Financials	U.S. Dollar	3.3%
Bank of Baroda, 6.625%, 05/25/2022	Financials	U.S. Dollar	3.3%
Ctrip.com International, Ltd., Cnv., 1.000%, 07/01/2020	Consumer Discretionary	U.S. Dollar	3.3%
TML Holdings Pte, Ltd., 5.750%, 05/07/2021	Consumer Discretionary	U.S. Dollar	3.3%
ICICI Bank, Ltd., 6.375%, 04/30/2022	Financials	U.S. Dollar	3.3%
PT Perusahaan Listrik Negara, 5.250%, 10/24/2042	Utilities	U.S. Dollar	3.2%
E-House China Holdings, Ltd., Cnv., 2.750%, 12/15/2018	Financials	U.S. Dollar	3.1%
Global Logistic Properties, Ltd., 3.375%, 05/11/2016	Financials	Chinese Renminbi	3.0%
% OF ASSETS IN TOP TEN			34.9%

matthewsasia.com | 800.789.ASIA	7

CURRENCY ALLOCATION (%)[7,8]
U.S. Dollar (USD)	65.7
Indian Rupee (INR)	10.2
Chinese Renminbi (CNY)	8.5
Indonesia Rupiah (IDR)	2.8
Hong Kong Dollar (HKD)	2.7
South Korean Won (KRW)	2.0
Singapore Dollar (SGD)	0.8
Philippine Peso (PHP)	0.4
Cash and Other Assets, Less Liabilities	6.9

COUNTRY ALLOCATION (%)[7,8,9,10]
China/Hong Kong	32.4
India	22.7
Indonesia	14.9
Sri Lanka	10.3
Singapore	3.8
Philippines	2.2
South Korea	2.0
Australia	2.0
Vietnam	1.6
Supranational	1.2
Cash and Other Assets, Less Liabilities	6.9

SECTOR ALLOCATION (%)[7,8]
Financials	50.4
Consumer Discretionary	14.7
Foreign Government Bonds	9.1
Industrials	7.8
Utilities	4.5
Consumer Staples	2.7
Information Technology	2.3
Telecommunication Services	1.6
Cash and Other Assets, Less Liabilities	6.9

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[7,8]
Non-Convertible Corporate Bonds	68.7
Convertible Corporate Bonds	14.1
Government Bonds	9.1
Common Equities and ADRs	1.2
Cash and Other Assets, Less Liabilities	6.9

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9	Not all countries where the Fund may invest are included in the benchmark index.

10	Supranational is an international organization in which member states transcend national boundaries (ex. IMF).

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary (unaudited) (continued)

constrained exports and motor vehicle imports surged amidst growing private sector credit. The 2016 budget showcased the government’s populist leanings, leading to a higher projected budget deficit and a push back of medium-term fiscal targets.

Notable Portfolio Changes:

We made several notable changes to the portfolio in 2015. We increased our exposure to convertible bonds by investing in convertibles trading below their intrinsic bond value and whose equity options were deep out of the money. With companies like E-House China Holdings and China Singyes Solar Technologies, we found that the market was focused on the effects of a macro slowdown while overlooking the strength of their operations. We also sold out of our Sri Lankan rupee-denominated bonds. Sri Lanka’s long-serving president was unexpectedly defeated by a more populist candidate in his bid for a third term. Following the election, the currency was allowed to depreciate and the government transitioned from a presidential to a parliamentary system.

In the fourth quarter, the most notable change to our portfolio was the reduction in our underweight to select Asian currencies. Emerging market countries globally have seen their currencies depreciate significantly since 2013. While we think countries that are large commodity exporters have seen a real erosion in their terms of trade, we do not think many of the Asian countries deserve such severe depreciation. This includes the Indonesian rupiah, the Korean won and the Malaysian ringgit. As such, we added to our exposure to these currencies through currency forward contracts.

Outlook:

In 2016, we expect further volatility and significant tail risks.* First, there is the risk of further Asian currency weakness. In the past, rate hikes in the U.S. often marked a bottom for Asian currencies, but with rate differentials narrowing after the Fed’s hike, the U.S. dollar could continue to appreciate versus Asian currencies. This would likely unfold if the U.S. economy strengthens more, relative to the rest of the world, allowing the Fed to hike rates faster than expected.

The second major source of volatility and tail risk is China. While current data points indicate an orderly re-allocation of capital from renminbi-denominated assets to USD-denominated assets, the tail risks have increased. We think the newly adopted managed-float regime will result in substantially higher volatility than what Chinese and international investors are used to. Instead of having a fixed target (the U.S. dollar), the Chinese renminbi now needs to be managed to a moving target. This moving target can be self-reinforcing, both positively and negatively. For example, the inclusion of the Australian dollar, the Russian ruble and the Canadian dollar in the basket will induce correlation to factors like commodities, which were previously immaterial to movements in the renminbi.

Another major tail risk is the commodity cycle. Asian countries have largely benefited from lower agricultural prices as most are net importers of commodities. This is especially true of South Asia (India, Sri Lanka, Bangladesh and Pakistan), whose current and fiscal accounts have benefited substantially from low oil prices. Should the commodity cycle turn, this region, which has done remarkably well in the last year, could see weakness in its credit and currencies.

Last, and certainly not least, we are concerned about the credit cycle. Default rates have been inching up, and the macro backdrop has decidedly turned to tightening in the U.S. The U.S. dollar continues to be a material source of funding for Asian countries, so financing from this channel will likely continue to inch up for these companies. A higher base rate, in combination with wider credit spreads will increase the cost of leverage and potentially push marginal companies into distress. We believe credit spreads will likely continue to be very volatile. The good news is that while business cycles in the U.S. and Europe once drove Asia, the region is now more closely linked to China, which is slowing. In 2016, we could see policy easing in a number of countries, including China, India, Indonesia, Thailand, South Korea and Malaysia.

The silver lining here is that USD-denominated debt of Asian countries can still provide solid returns to investors with a long investment horizon. Historical data has shown that during similar spread levels buying USD-denominated debt of Asian companies had resulted in positive returns when investors had a holding period of over two years. This may mean that despite uncertainty around where we are in the credit cycle, current spreads offer a return sufficient to offset losses from defaults over the full cycle. While history may not be indicative of the future, we think U.S. dollar credit still offers good opportunities.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

*	Tail Risk: The small statistical probability that an asset price will move more than three standard deviations from its current and/or average price level.

8	MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund

December 31, 2015

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 68.7%

	Face Amount*	Value
INDIA: 22.7%
Bank of Baroda 6.625%[b], 05/25/22	2,000,000	$2,061,238
TML Holdings Pte, Ltd. 5.750%, 05/07/21	2,000,000	2,058,942
ICICI Bank, Ltd. 6.375%[b], 04/30/22	2,000,000	2,043,978
Housing Development Finance Corp., Ltd.
9.240%, 06/24/24	INR 100,000,000	1,571,613
Housing Development Finance Corp., Ltd.
8.950%, 03/21/23	INR 100,000,000	1,545,825
Delhi International Airport, Ltd. 6.125%, 02/03/22	1,400,000	1,373,788
Axis Bank, Ltd. 7.250%[b], 08/12/21	1,000,000	1,016,460
Rural Electrification Corp., Ltd. 9.340%, 08/25/24	INR 52,000,000	834,536
Power Grid Corp. of India, Ltd., Series B 9.300%, 09/04/24	INR 52,000,000	829,427
Rural Electrification Corp., Ltd. 9.020%, 06/18/19	INR 50,000,000	778,416

Total India		14,114,223

CHINA/HONG KONG: 18.3%
Longfor Properties Co., Ltd. 6.875%, 10/18/19	2,700,000	2,848,500
Shimao Property Holdings, Ltd. 6.625%, 01/14/20	2,000,000	2,079,322
MCE Finance, Ltd. 5.000%, 02/15/21	2,000,000	1,820,000
Value Success International, Ltd. 4.750%, 11/04/18	CNY 12,000,000	1,804,395
Yum! Brands, Inc. 5.350%, 11/01/43	2,000,000	1,526,628
Wynn Macau, Ltd. 5.250%, 10/15/21	1,480,000	1,302,400

Total China/Hong Kong		11,381,245

INDONESIA: 12.6%
PT Perusahaan Listrik Negara 5.250%, 10/24/42	2,500,000	1,965,750
Theta Capital Pte, Ltd. 7.000%, 05/16/19	1,500,000	1,484,540
Jababeka International BV 7.500%, 09/24/19	1,400,000	1,322,588
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[c]	1,500,000	1,260,000
TBG Global Pte, Ltd. 4.625%, 04/03/18[c]	1,000,000	975,000
Alam Synergy Pte, Ltd. 6.950%, 03/27/20	500,000	420,000
PT Astra Sedaya Finance 8.600%, 02/21/17	IDR 5,000,000,000	359,485

Total Indonesia		7,787,363

SRI LANKA: 8.3%
DFCC Bank PLC 9.625%, 10/31/18	2,650,000	2,779,956
National Savings Bank 5.150%, 09/10/19	2,000,000	1,865,000
National Savings Bank 8.875%, 09/18/18	500,000	514,400

Total Sri Lanka		5,159,356

	Face Amount*	Value
SINGAPORE: 3.0%
Global Logistic Properties, Ltd. 3.375%, 05/11/16	CNY 12,500,000	$1,884,336

Total Singapore		1,884,336

AUSTRALIA: 2.0%
Macquarie Bank, Ltd. 6.625%, 04/07/21	1,100,000	1,232,954

Total Australia		1,232,954

PHILIPPINES: 1.8%
Alliance Global Group Cayman Islands, Inc.
6.500%, 08/18/17	1,050,000	1,094,625

Total Philippines		1,094,625

TOTAL NON-CONVERTIBLE CORPORATE BONDS		42,654,102

(Cost $45,383,565)

CONVERTIBLE CORPORATE BONDS: 14.1%
CHINA/HONG KONG: 14.1%
Ctrip.com International, Ltd., Cnv. 1.000%, 07/01/20[c]	1,850,000	2,059,281
E-House China Holdings, Ltd., Cnv.
2.750%, 12/15/18[c]	2,010,000	1,950,956
Biostime International Holdings, Ltd., Cnv.
0.000%, 02/20/19	HKD 14,000,000	1,689,021
China Singyes Solar Technologies Holdings, Ltd., Cnv.
5.000%, 08/08/19	CNY 12,000,000	1,581,929
Qihoo 360 Technology Co., Ltd., Cnv. 1.750%, 08/15/21	1,500,000	1,450,312

Total China/Hong Kong		8,731,499

TOTAL CONVERTIBLE CORPORATE BONDS		8,731,499

(Cost $8,702,041)

FOREIGN GOVERNMENT OBLIGATIONS: 9.1%
INDONESIA: 2.3%
Indonesia Treasury Bond 7.875%, 04/15/19	IDR 20,000,000,000	1,410,780

Total Indonesia		1,410,780

SRI LANKA: 2.0%
Sri Lanka Government Bond 6.125%, 06/03/25	1,400,000	1,243,372

Total Sri Lanka		1,243,372

SOUTH KOREA: 2.0%
Korea Treasury Bond 3.500%, 09/10/16	KRW 1,000,000,000	863,708
Korea Treasury Bond 3.500%, 03/10/24	KRW 400,000,000	377,776

Total South Korea		1,241,484

matthewsasia.com | 800.789.ASIA	9

Matthews Asia Strategic Income Fund

December 31, 2015

Schedule of Investmentsa (continued)

FOREIGN GOVERNMENT OBLIGATIONS (continued)	COMMON EQUITIES: 1.2%

	Face Amount*	Value
VIETNAM: 1.6%
Socialist Republic of Vietnam 4.800%, 11/19/24	1,055,000	$1,013,201

Total Vietnam		1,013,201

SUPRANATIONAL: 1.2%
International Finance Corp. 7.750%, 12/03/16	INR 50,000,000	758,755

Total Supranational		758,755

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		5,667,592

(Cost $6,253,594)

	Shares	Value
SINGAPORE: 0.8%
Vicom, Ltd.	118,000	$500,994

Total Singapore		500,994

PHILIPPINES: 0.4%
Alliance Global Group, Inc.	780,000	265,861

Total Philippines		265,861

TOTAL COMMON EQUITIES		766,855

(Cost $1,039,054)

TOTAL INVESTMENTS: 93.1%		57,820,048
(Cost $61,378,254d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 6.9%		4,310,555

NET ASSETS: 100.0%		$62,130,603

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Variable rate security. The rate represents the rate in effect at December 31, 2015.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors.

d	Cost for federal income tax purposes is $61,378,254 and net unrealized depreciation consists of:

Gross unrealized appreciation	$791,009
Gross unrealized depreciation	(4,349,215)

Net unrealized depreciation	($3,558,206)

*	All values are in USD unless otherwise noted.

Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

IDR	Indonesian Rupiah

INR	Indian Rupee

HKD	Hong Kong Dollar

KRW	Korean Won

USD	U.S. Dollar

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

	Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
LONG	IDR 55,822,000,000	USD 3,800,000	Deutsche Banc Alex Brown, Inc.	01/08/16	$233,735
	MYR 24,068,000	USD 5,500,000	Deutsche Banc Alex Brown, Inc.	01/08/16	101,112
	KRW 6,890,020,000	USD 5,900,000	Deutsche Banc Alex Brown, Inc.	01/08/16	(38,273)

					$296,574

See accompanying notes to financial statements.

10	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Robert J. Horrocks, PhD
Lead Manager
Kenneth Lowe, CFA
Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$16.03	$16.02
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.92%
After Fee Waiver and Reimbursement[2]	1.09%	0.92%
Portfolio Statistics
Total # of Positions		57
Net Assets		$2.9 billion
Weighted Average Market Cap		$32.1 billion
Portfolio Turnover[3]		16.48%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Asian Growth and Income Fund fell –4.50% (Investor Class) and –4.33% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, fell –8.90%. For the fourth quarter of the year, the Fund returned 2.87% (Investor Class) and 2.97% (Institutional Class) versus 3.87% for the Index.

Market Environment:

During 2015, the influence of central bankers and policymakers grew frustratingly ever more apparent. In the fourth quarter, the U.S. Federal Reserve finally undertook its first rate hike in over nine years, having delayed it by three months due to weakening global growth offsetting some reasonable domestic wage rises and employment data. The possibility of this rate hike has plagued emerging markets for some time, weighing on sentiment and driving capital flows out of the region. Alongside this headwind were volatile Chinese financial markets. The world’s second-largest economy has been undergoing a challenging transition from a traditional model of fixed asset investment, export and credit-led growth to one that is more “sustainable” and consumer-based. From an equity market standpoint, the year witnessed not only an astounding rally promoted by state media and fueled by retail investors and margin financing, but also a vicious pullback. This resulted in some poorly advised government-led attempts to stop the drop through stock suspensions, IPO suspensions and a state-sponsored purchase of equities. In August, there was yet more bungled policy from China as the party poorly communicated its decision to alter its exchange rate mechanism. The move to a more market-oriented structure that resulted in an instant 1.9% devaluation of the currency to the U.S. dollar, should allow the government more monetary easing firepower to support growth given the macroeconomic conundrum of the “impossible trinity.”† Soft Chinese demand, as well as rising supply in many instances, has also resulted in a collapse in prices across the commodity complex.

With this backdrop of diverging growth patterns and rate cycles between the U.S. and emerging markets, we saw very poor performance from most indices in Asia for the year. Weak sentiment, plunging commodity prices and aggressive currency devaluations led geographies across Southeast Asia to be the region’s weakest performers. North Asia fared slightly better through the year as currencies provided greater support, but there was little cheer to be had even as markets rebounded from their lows into the festive season.

Performance Contributors and Detractors:

Despite being a challenging year across equity markets, the fourth quarter did produce some positive returns. The largest contributors for both time periods came from our holdings within consumer staples, with Vietnam Dairy Products at the top for both time periods. The leading dairy producer and brand owner within the frontier market has seen strong earnings growth from volume expansion as incomes rise, and it pushes newer high-margin categories, such as powdered milk and yogurt. Declining input costs have also helped to boost margins and the stock has been further helped by the proposed increase of a foreign ownership limit from 49%.

Hong Kong-based Vitasoy also rose as the soymilk and tea producer witnessed strong growth in China—now its largest market on account of its “go deep, go wide” strategy. A combination of execution, product innovation and declining raw material costs has helped earnings. Other Japanese consumer staples, such as Japan Tobacco and Lawson, also had solid returns through 2015.

(continued)

1	Actual 2015 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty. Reimbursement was below 0.01%
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	11

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	2.87%	-4.50%	-0.18%	2.44%	6.84%	9.42%		9/12/94
Institutional Class (MICSX)	2.97%	-4.33%	0.00%	2.60%	n.a.	3.00%		10/29/10
MSCI AC Asia ex Japan Index[3]	3.87%	-8.90%	-0.35%	0.14%	6.46%	3.50%	[4]
Lipper Pacific Region Funds Category Average[5]	5.29%	-3.12%	1.96%	2.37%	3.88%	3.65%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2015			2014
	June	December	Total	June	December	Total
Investor (MACSX)	$0.21	$0.21	$0.42	$0.15	$0.20	$0.35
Inst’l (MICSX)	$0.23	$0.22	$0.45	$0.16	$0.21	$0.38

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.75% (Investor Class) 1.88% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/15, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.54%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/15 divided by the current price of each equity as of 12/31/15. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

4	Calculated from 8/31/94.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.3%
AIA Group, Ltd.	Financials	China/Hong Kong	3.1%
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	2.8%
CapitaLand, Ltd., Cnv., 1.950%, 10/17/2023	Financials	Singapore	2.8%
Yum! Brands, Inc.	Consumer Discretionary	China/Hong Kong	2.7%
Japan Tobacco, Inc.	Consumer Staples	Japan	2.5%
Vietnam Dairy Products JSC	Consumer Staples	Vietnam	2.5%
Ascendas REIT	Financials	Singapore	2.4%
Genting Malaysia BHD	Consumer Discretionary	Malaysia	2.4%
Guangdong Investment, Ltd.	Utilities	China/Hong Kong	2.3%
% OF ASSETS IN TOP TEN			26.8%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

12	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (unaudited) (continued)

Beyond these, a few of our Hong Kong holdings were also positive contributors for the full year, including our position in the convertible bond of Hong Kong Exchanges & Clearing. The underlying stock was up strongly through the second quarter on increasing average daily turnover as markets rose and participation increased. We used this as an opportunity to exit our position as valuations had become stretched at about 38x price-to-earnings ratio (P/E).‡

The largest detractors to performance for the fourth quarter came from two of our telecommunications holdings, and unfortunately, for similar reasons of increasing competition. Globe Telecom in the Philippines suffered as it appears that the largest telecom player in Australia is likely to enter the market in conjunction with a local industrial conglomerate to form a third player. Advanced Info Services in Thailand was hurt as it encountered disastrous auctions for additional spectrum, with a new competitor winning these with an unpalatably high bid. This will likely structurally alter the return profile for this market.

For the full year, many of our holdings in Southeast Asia delivered poor performance, partially driven by the downward lurch in currencies. We did, however, also suffer from some stock-specific challenges. Perusahaan Gas Negara Persero was the weakest of these as the Indonesian natural gas distribution company had poor results, and also faces the prospect of a gas aggregator agency being established and favoring the company’s competition. Additionally, Thailand’s free-to-air T.V. operator BEC World Public struggled as it started to lose audience share upon the national rollout of digital channels, hurting revenues and increasing content costs.

Notable Portfolio Changes:

During the quarter, we added Norwegian-listed, but global, telecom company Telenor. The firm is now generating the majority of its earnings from Asia, and we believe it has many quality assets in countries such as Malaysia, Thailand, Bangladesh, Myanmar and India. This emerging market exposure is likely to provide above-industry growth and we expect to see improving cash flow generation. Further, the stock is attractively priced at around 13x P/E and almost a 5% dividend yield. We funded this through exiting our positions in SKY Network TV in New Zealand and BHP Billiton of Australia as we held declining conviction in both.

Outlook:

Entering 2016, there are a multitude of factors that make it challenging to become particularly constructive on equity markets. Whilst the U.S. economy appears to be reasonably resilient, growth in both real and nominal terms is hardly conducive to driving world trade volumes up to the growth rates of the preceding 20 years. In Europe, deflationary hurdles remain despite a more outspoken central banker in Mario Draghi. For Asia, this lack of export growth is accompanied by private sector debt levels that have mushroomed since the Global Financial Crisis of 2008, and debt service ratios that are continuing to spike as earnings contract and capital is removed from the region. This difficult environment has caused a structural decline in the ROE for listed businesses as competition has increased and disinflation takes hold.

All of this leads us to earnings expectations that have been cut so dramatically the market now expects a mere 5% earnings growth in 2016. Although this helps to create continued pessimism over Asian markets, it is in these environments where stock picking often bears fruit. The Matthews Asian Growth and Income portfolio has consistently attempted to provide attractive risk adjusted returns through investing in businesses that can wade through these cycles, and we remain confident that the high quality businesses within our portfolio will be able to do just that. Further, valuations for the Fund remain supportive at approximately 14x P/E.

†	The Impossible Trinity—also known as the Trilemma or Unholy Trinity—is the hypothesis in international economics that a country may choose any two, but not all of the following three policy goals—monetary independence, exchange rate stability and free movement of capital.
‡	Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings and is calculated as the market value per share divided by the Earnings per Share (EPS).

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	35.7
Singapore	16.6
South Korea	11.4
Malaysia	6.9
Japan	6.4
Taiwan	5.0
Australia	3.7
Thailand	3.3
Indonesia	2.8
Vietnam	2.5
New Zealand	2.0
Norway	1.5
Philippines	1.2
Cash and Other Assets, Less Liabilities	1.0

SECTOR ALLOCATION (%)[8]
Financials	17.8
Consumer Discretionary	17.2
Industrials	16.8
Telecommunication Services	16.3
Consumer Staples	15.4
Information Technology	6.9
Utilities	6.5
Health Care	2.1
Cash and Other Assets, Less Liabilities	1.0

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	33.0
Large Cap ($10B–$25B)	19.9
Mid Cap ($3B–10B)	29.9
Small Cap (under $3B)	16.2
Cash and Other Assets, Less Liabilities	1.0

ASSET TYPE BREAKDOWN (%)[8,9]
Common Equities and ADRs	86.2
Convertible Corporate Bonds	8.9
Preferred Equities	3.9
Cash and Other Assets, Less Liabilities	1.0

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9	Bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA	13

Matthews Asian Growth and Income Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 86.2%

	Shares	Value
CHINA/HONG KONG: 29.6%
AIA Group, Ltd.	14,876,000	$88,885,339
Jardine Matheson Holdings, Ltd.	1,671,900	80,966,001
Yum! Brands, Inc.	1,045,400	76,366,470
Guangdong Investment, Ltd.	47,348,000	66,866,180
Techtronic Industries Co., Ltd.	16,399,500	66,389,187
China Mobile, Ltd. ADR	1,125,500	63,399,415
CK Hutchison Holdings, Ltd.	4,400,172	59,146,797
HSBC Holdings PLC ADR	1,472,033	58,101,143
CLP Holdings, Ltd.	6,725,200	57,002,830
VTech Holdings, Ltd.	5,454,500	56,474,881
Vitasoy International Holdings, Ltd.	26,227,000	53,646,689
Hang Lung Properties, Ltd.	22,260,920	50,440,093
Café de Coral Holdings, Ltd.	14,582,000	42,733,182
Cheung Kong Property Holdings, Ltd.	4,400,172	28,464,646

Total China/Hong Kong		848,882,853

SINGAPORE: 13.8%
Ascendas REIT	43,232,800	69,287,491
United Overseas Bank, Ltd.	4,274,500	58,931,741
Singapore Technologies Engineering, Ltd.	27,351,925	57,818,910
Singapore Telecommunications, Ltd.	21,686,400	55,913,287
Singapore Post, Ltd.	38,209,000	44,111,494
SIA Engineering Co., Ltd.	15,928,900	41,495,048
Keppel Corp., Ltd.	8,410,900	38,422,467
ARA Asset Management, Ltd.	36,838,667	30,515,298

Total Singapore		396,495,736

SOUTH KOREA: 7.5%
Kangwon Land, Inc.	1,810,693	59,098,126
KT&G Corp.	559,754	49,742,613
Samsung Electronics Co., Ltd.	43,412	46,302,470
GS Home Shopping, Inc.	227,544	32,300,026
KEPCO Plant Service & Engineering Co., Ltd.	386,300	29,221,170

Total South Korea		216,664,405

MALAYSIA: 6.9%
Genting Malaysia BHD	67,607,200	68,874,046
Axiata Group BHD	33,570,123	50,027,411
British American Tobacco Malaysia BHD	3,606,800	47,042,983
Telekom Malaysia BHD	20,245,551	31,902,726

Total Malaysia		197,847,166

JAPAN: 6.4%
Japan Tobacco, Inc.	1,962,700	72,058,119
KDDI Corp.	2,270,600	58,967,925
Lawson, Inc.	634,700	51,519,222

Total Japan		182,545,266

TAIWAN: 5.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	11,282,187	48,674,077
Chunghwa Telecom Co., Ltd. ADR	1,596,225	47,934,637
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,064,424	46,965,646

Total Taiwan		143,574,360

	Shares	Value
AUSTRALIA: 3.7%
CSL, Ltd.	781,477	$59,579,403
Insurance Australia Group, Ltd.	11,324,603	45,479,627

Total Australia		105,059,030

THAILAND: 3.3%
Glow Energy Public Co., Ltd.	18,076,500	36,917,351
BEC World Public Co., Ltd.	35,030,100	29,538,863
Advanced Info Service Public Co., Ltd.	6,869,700	28,905,164

Total Thailand		95,361,378

INDONESIA: 2.8%
PT Telekomunikasi Indonesia Persero ADR	1,169,800	51,939,120
PT Perusahaan Gas Negara Persero	139,319,300	27,468,842

Total Indonesia		79,407,962

VIETNAM: 2.5%
Vietnam Dairy Products JSC	12,596,761	71,610,012

Total Vietnam		71,610,012

NEW ZEALAND: 2.0%
SKYCITY Entertainment Group, Ltd.	19,139,923	57,859,979

Total New Zealand		57,859,979

NORWAY: 1.5%
Telenor ASA	2,669,498	44,496,720

Total Norway		44,496,720

PHILIPPINES: 1.2%
Globe Telecom, Inc.	868,230	34,106,645

Total Philippines		34,106,645

TOTAL COMMON EQUITIES		2,473,911,512

(Cost $2,318,708,480)

CONVERTIBLE CORPORATE BONDS: 8.9%
	Face Amount*
CHINA/HONG KONG: 6.1%
Shine Power International, Ltd., Cnv. 0.000%, 07/28/19	HKD 446,000,000	55,677,705
Johnson Electric Holdings, Ltd., Cnv. 1.000%, 04/02/21	49,750,000	53,730,000
Hengan International Group Co., Ltd., Cnv.
0.000%, 06/27/18	HKD 339,000,000	45,710,028
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16	21,820,000	21,465,425

Total China/Hong Kong		176,583,158

SINGAPORE: 2.8%
CapitaLand, Ltd., Cnv. 1.950%, 10/17/23	SGD 110,250,000	79,505,342

Total Singapore		79,505,342

TOTAL CONVERTIBLE CORPORATE BONDS		256,088,500

(Cost $266,495,743)

14	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

December 31, 2015

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 3.9%

	Shares	Value
SOUTH KOREA: 3.9%
LG Household & Health Care, Ltd., Pfd.	109,088	$50,395,225
Hyundai Motor Co., Ltd., Pfd.	355,983	31,126,445
Hyundai Motor Co., Ltd., 2nd Pfd.	318,246	28,326,236

Total South Korea		109,847,906

TOTAL PREFERRED EQUITIES		109,847,906

(Cost $38,339,132)

RIGHTS: 0.0%
SINGAPORE: 0.0%
Ascendas REIT, expires 1/13/16	1,621,230	62,215

Total Singapore		62,215

TOTAL RIGHTS		62,215

(Cost $0)

TOTAL INVESTMENTS: 99.0%		2,839,910,133
(Cost $2,623,543,355b)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		29,144,236

NET ASSETS: 100.0%		$2,869,054,369

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Cost for federal income tax purposes is $2,633,461,269 and net unrealized appreciation consists of:

Gross unrealized appreciation	$455,482,353
Gross unrealized depreciation	(249,033,489)

Net unrealized appreciation	$206,448,864

*	All values are in USD unless otherwise noted.

ADR	American Depositary Receipt

BHD	Berhad

Cnv.	Convertible

HKD	Hong Kong Dollar

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	15

PORTFOLIO MANAGERS
Yu Zhang, CFA	Robert Horrocks, PhD
Lead Manager	Lead Manager
Vivek Tanneeru
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$15.36	$15.35
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.06%	0.93%
After Fee Waiver and Reimbursement[2]	1.05%	0.92%
Portfolio Statistics
Total # of Positions		66
Net Assets		$4.8 billion
Weighted Average Market Cap		$28.9 billion
Portfolio Turnover[3]		35.98%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Asia Dividend Fund returned 3.86% (Investor Class) and 3.93% (Institutional Class) while its benchmark, the MSCI All Country Asia Pacific Index, returned –1.68%. For the fourth quarter of the year, the Fund returned 4.85% (Investor Class) and 4.81% (Institutional Class) versus 6.99% for the Index.

The Fund began 2015 with a share price of US$15.26 for both the Investor and Institutional Classes, and shareholders who were invested throughout the year would have received total distributions of approximately 0.50 cents (Investor Class) or 0.52 cents (Institutional Class) per share.

Market Environment:

Asia equity investors faced strong macroeconomic headwinds during 2015. Two events that have been unfolding—a prolonged slowing Chinese economy and a U.S. Fed interest rate hike—put significant downward pressure on both the region’s equity markets and currencies. Within the region, Japan was among the few bright spots that delivered positive U.S. dollar-adjusted market returns. A government-led, top-down push for better corporate governance standards, focused on return on equity improvements, coupled with a more aggressive asset allocation into domestic equities from Japanese pension funds and trust banks, provided support to Japan’s stock market. On the other hand, Southeast Asian stock markets, marred by weak domestic consumption, steep currency depreciation, and, in certain cases, political impasses and policy mismanagement were among the worst-performing. Markets in certain countries, such as Indonesia, Malaysia and Thailand, fell by more than 20% on a U.S. dollar-adjusted basis. Finally, as China pushed ahead with structural reforms amid a meaningful slowdown in its economy, reaction to the movements of both China A-shares and the renminbi currency increasingly became meaningful drivers behind global market volatility.

Performance Contributors and Detractors:

Among the top contributors to Fund performance during both the fourth quarter and the year were the preferred shares of lithium-ion battery maker LG Chem. This firm, a global major petrochemical producer and a tier-one battery supplier, spotted an opportunity in the electric vehicle battery market early on, and in recent years has steadily invested in new electric vehicle (EV) battery capacity. It has also done well in cultivating new relationships with global automakers. As electric vehicles become ever more critical to many global automakers, the outlook for LG Chem’s EV battery business is turning more positive and has driven its share price higher. We were initially attracted to LG Chem’s balanced business portfolio, which holds both petrochemical and non-petrochemical businesses, as we believe the firm was well-positioned with an earnings stream that was less cyclical compared with that of its peers. Furthermore, we bought the preferred share class, which was trading at a meaningful discount to common shares, giving us a significant pickup in dividend yield.

On the flip side, the Fund’s holding in Total Access Communications, a wireless telecom carrier in Thailand, was among the portfolio’s top detractors. The competitive landscape in the Thai telecom sector deteriorated significantly during the year. True Corp., the number three player by market share, was backed by a fresh injection of capital from China Mobile, which took a minority stake in the company. True became more aggressive in grabbing subscriber market share against

(continued)

1	Actual 2015 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

16	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception		Inception Date
Investor Class (MAPIX)	4.85%	3.86%	4.83%	4.75%	8.74%		10/31/06
Institutional Class (MIPIX)	4.81%	3.93%	4.95%	4.85%	5.28%		10/29/10
MSCI AC Asia Pacific Index[4]	6.99%	-1.68%	3.42%	1.96%	2.63%	[5]
Lipper Pacific Region Funds Category Average[6]	5.29%	-3.12%	1.96%	2.37%	3.33%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2015					2014
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.02	$0.18	$0.03	$0.04	$0.27	$0.03	$0.11	$0.17	$0.00	$0.30
Inst’l (MIPIX)	$0.02	$0.19	$0.04	$0.04	$0.29	$0.03	$0.11	$0.17	$0.00	$0.32

Note: This table does not include capital gains distributions but does include return of capital totaling $0.065 (Investor Class) and $0.068 (Institutional Class) for 2014. Totals may differ by $0.01 due to rounding. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

1.55% (Investor Class) 1.66% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/15, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.04%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/15 divided by the current price of each equity as of 12/31/15. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

5	Calculated from 10/31/06.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[7]
	Sector	Country	% of Net Assets
LG Chem, Ltd., Pfd.	Materials	South Korea	3.4%
Japan Tobacco, Inc.	Consumer Staples	Japan	3.4%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.3%
Suntory Beverage & Food, Ltd.	Consumer Staples	Japan	3.3%
Hoya Corp.	Health Care	Japan	3.1%
Bridgestone Corp.	Consumer Discretionary	Japan	2.9%
Kao Corp.	Consumer Staples	Japan	2.6%
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	2.5%
Sumitomo Mitsui Financial Group, Inc.	Financials	Japan	2.4%
NTT DoCoMo, Inc.	Telecommunication Services	Japan	2.4%
% OF ASSETS IN TOP TEN			29.3%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	17

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	33.7
Japan	30.7
South Korea	7.8
Taiwan	5.3
Indonesia	4.3
Singapore	4.0
India	2.6
Thailand	2.2
Australia	2.0
Vietnam	1.6
Luxembourg	1.5
Philippines	1.2
New Zealand	1.1
Cash and Other Assets, Less Liabilities	2.0

SECTOR ALLOCATION (%)[9]
Consumer Staples	27.9
Consumer Discretionary	16.2
Telecommunication Services	12.7
Industrials	12.1
Financials	11.8
Information Technology	5.5
Materials	4.4
Health Care	4.1
Utilities	3.3
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	27.8
Large Cap ($10B–$25B)	24.5
Mid Cap ($3B–10B)	23.5
Small Cap (under $3B)	22.2
Cash and Other Assets, Less Liabilities	2.0

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (unaudited) (continued)

larger players, including Total Access. To make matters worse, the latest 4G spectrum auctions, completed in December, saw a new entrant break into the wireless telecom business, disrupting Thailand’s three-player market structure. Total Access’ stock was severely de-rated, and we are currently monitoring the situation to assess whether the company is still able to sustain an ongoing dividend payment.

Notable Portfolio Changes:

During the last quarter, the Fund initiated a few new positions, including PT Hanjaya Mandala Sampoerna, Indonesia’s largest tobacco company, which is closely held by its parent company Philip Morris International (PMI). Regarded as the crown-jewel asset within PMI, the firm has delivered consistent market share gains with strong financial results in recent years. Because of its solid balance sheet and strong cash flow generation, PMI has also been extracting substantial cash flow from Sampoerna by adopting a maximum dividend payout policy. In November, when PMI was forced to sell down its stake in Sampoerna to comply with the local listing requirement in Indonesia, we decided to participate in this liquidity event and initiated a position in the stock.

During the fourth quarter, we also exited Primary Health Care of Australia. While our initial investment thesis rested on a potential margin uplift from Primary’s medical center business, the company’s overall business faced strong regulatory headwinds involving the curtailment of medical payments from the government. At the same time, heated competition within the medical center industry also caused more difficulties for Primary to retain and grow its doctor workforce—an essential part of the company’s growth strategy. With limited visibility for a turnaround in the business, we decided to take the loss on the stock and re-deploy capital elsewhere.

Outlook:

The market outlook for Asia today seems murky, in part as the real impact of the recent U.S. Federal Reserve rate hike on Asia is still unclear. In contrast to the U.S., Asia’s monetary policies are generally moving in the opposite direction, toward more easing. China’s headline growth figures continue to struggle and the movements of the renminbi still hold important implications to the stability of Asia’s markets. Against such a backdrop, a dividend-investing approach that balances both the yield and growth components in the underlying dividends, in our view, is an effective tool to filter out short-term market noise. Our focus is on what we consider a crucial factor for long-term investing: a company’s ability not only to generate sustainable cash flow but also its willingness to distribute it to minority shareholders in the form of stable or rising dividends.

18	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

December 31, 2015

Consolidated Schedule of Investmentsa

COMMON EQUITIES: 94.6%

	Shares	Value
CHINA/HONG KONG: 33.7%
Shenzhou International Group Holdings, Ltd.	27,810,000	$159,373,011
Minth Group, Ltd.†	59,535,000	118,275,877
China Construction Bank Corp. H Shares	150,798,000	102,866,571
AIA Group, Ltd.	17,110,800	102,238,455
Guangdong Investment, Ltd.	66,566,000	94,006,381
China Mobile, Ltd. ADR	1,574,225	88,676,094
Kweichow Moutai Co., Ltd. A Shares	2,462,935	81,565,414
Qualcomm, Inc.	1,569,800	78,466,453
Far East Horizon, Ltd.	75,288,000	69,752,736
Yuexiu Transport Infrastructure, Ltd.†	109,322,000	68,286,284
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	16,413,323	66,589,820
China Power International Development, Ltd.	113,710,000	65,455,353
Shanghai International Airport Co., Ltd. A Shares[b]	12,098,309	54,786,077
HKBN, Ltd.	41,566,123	53,485,199
Daqin Railway Co., Ltd. A Shares	40,506,372	52,941,772
Café de Coral Holdings, Ltd.	18,014,000	52,790,807
Fuyao Glass Industry Group Co., Ltd. H Shares[c]	21,248,000	51,031,851
Greatview Aseptic Packaging Co., Ltd.†	109,030,000	49,294,621
Jiangsu Expressway Co., Ltd. H Shares	35,370,000	47,470,455
Hopewell Holdings, Ltd.	12,233,500	43,827,132
Henan Shuanghui Investment & Development Co., Ltd. A Shares[b]	12,972,979	40,689,776
China Machinery Engineering Corp. H Shares†	53,811,000	39,262,849
Haitian International Holdings, Ltd.	16,566,000	24,034,963
China Mobile, Ltd.	1,248,500	14,053,248

Total China/Hong Kong		1,619,221,199

JAPAN: 30.7%
Japan Tobacco, Inc.	4,403,200	161,658,077
Suntory Beverage & Food, Ltd.	3,610,600	158,058,146
Hoya Corp.	3,676,300	150,333,400
Bridgestone Corp.	4,096,100	140,502,037
Kao Corp.	2,454,600	126,138,820
Sumitomo Mitsui Financial Group, Inc.	3,107,200	117,268,989
NTT DoCoMo, Inc.	5,677,200	116,448,460
ITOCHU Corp.	8,498,200	100,520,536
Toyo Suisan Kaisha, Ltd.	2,656,200	92,575,352
Pigeon Corp.	3,806,100	92,336,334
Skylark Co., Ltd.	5,978,700	77,251,309
Lawson, Inc.	755,300	61,308,443
Anritsu Corp.†	7,564,500	49,563,094
Dexerials Corp.	2,594,400	27,790,971

Total Japan		1,471,753,968

TAIWAN: 5.3%
Chunghwa Telecom Co., Ltd. ADR	3,324,301	99,828,759
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,027,940	68,885,635
St. Shine Optical Co., Ltd.	2,383,000	47,693,895
Sercomm Corp.	11,111,000	29,204,348
Taiwan Semiconductor Manufacturing Co., Ltd.	2,336,469	10,080,091

Total Taiwan		255,692,728

	Shares	Value
SOUTH KOREA: 4.4%
KT&G Corp.	1,235,189	$109,765,233
BGF Retail Co., Ltd.	712,460	103,143,930

Total South Korea		212,909,163

INDONESIA: 4.3%
PT Hanjaya Mandala Sampoerna	9,048,400	61,592,150
PT United Tractors	41,221,900	50,192,321
PT Telekomunikasi Indonesia Persero ADR	1,090,634	48,424,150
PT Telekomunikasi Indonesia Persero	213,210,000	47,754,174

Total Indonesia		207,962,795

SINGAPORE: 4.0%
Singapore Technologies Engineering, Ltd.	28,460,000	60,161,256
CapitaLand Retail China Trust, REIT†	43,232,400	45,342,034
Ascendas India Trust†	53,470,700	32,808,738
ARA Asset Management, Ltd.	34,749,418	28,784,669
Super Group, Ltd.	43,809,700	25,830,328

Total Singapore		192,927,025

INDIA: 2.6%
ITC, Ltd.	13,801,000	68,243,437
Bharti Infratel, Ltd.	8,846,586	57,077,345

Total India		125,320,782

THAILAND: 2.2%
Thai Beverage Public Co., Ltd.	161,322,100	78,315,571
Total Access Communication Public Co., Ltd.	24,734,100	20,646,004
Total Access Communication Public Co., Ltd. NVDR	5,939,700	4,957,976

Total Thailand		103,919,551

AUSTRALIA: 2.0%
Breville Group, Ltd.†	10,644,019	57,515,357
Spotless Group Holdings, Ltd.	48,823,125	38,254,933

Total Australia		95,770,290

VIETNAM: 1.6%
Vietnam Dairy Products JSC	13,680,740	77,772,211

Total Vietnam		77,772,211

LUXEMBOURG: 1.5%
L’Occitane International SA	36,976,500	71,353,674

Total Luxembourg		71,353,674

PHILIPPINES: 1.2%
Globe Telecom, Inc.	1,447,730	56,871,121

Total Philippines		56,871,121

NEW ZEALAND: 1.1%
SKY Network Television, Ltd.	16,242,251	50,879,701

Total New Zealand		50,879,701

TOTAL COMMON EQUITIES		4,542,354,208

(Cost $4,136,762,599)

matthewsasia.com | 800.789.ASIA	19

Matthews Asia Dividend Fund

December 31, 2015

Consolidated Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 3.4%

	Shares	Value
SOUTH KOREA: 3.4%
LG Chem, Ltd., Pfd.	786,292	$164,273,347

Total South Korea		164,273,347

TOTAL PREFERRED EQUITIES		164,273,347

(Cost $69,008,863)

TOTAL INVESTMENTS: 98.0%		4,706,627,555
(Cost $4,205,771,462d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		96,996,128

NET ASSETS: 100.0%		$4,803,623,683

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Security held by Matthews ADF-U Series. See note 2-C.

c	Non-income producing security.

d	Cost for federal income tax purposes is $4,217,995,827 and net unrealized appreciation consists of:

Gross unrealized appreciation	$919,079,953
Gross unrealized depreciation	(430,448,225)

Net unrealized appreciation	$488,631,728

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

NVDR	Non-voting Depositary Receipt

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

20	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Yu Zhang, CFA
Lead Manager
Sherwood Zhang, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$13.79	$13.79
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.19%	1.00%
Portfolio Statistics
Total # of Positions		45
Net Assets		$180.9 million
Weighted Average Market Cap		$23.1 billion
Portfolio Turnover[2]		79.91%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities.

Matthews China Dividend Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews China Dividend Fund returned 9.54% (Investor Class) and 9.71% (Institutional Class) while its benchmark, the MSCI China Index, returned –7.62%. For the fourth quarter of the year, the Fund returned 8.46% (Investor Class) and 8.58% (Institutional Class) versus 4.03% for the Index.

The Fund began 2015 with a share price of US$13.37 for both the Investor and Institutional Classes, and shareholders who were invested throughout the year would have received total distributions of approximately 0.88 cents (Investor Class) or 0.90 cents (Institutional Class) per share.

Market Environment:

Chinese equities staged a turnaround during the fourth quarter of 2015. To the surprise of many investors, the domestic A-share market, which trades at higher valuations, recovered more quickly than less expensive Chinese equities listed overseas. This phenomenon may be explained by the different liquidity environments among China’s domestic market and the global market, as its central bank continued to loosen monetary policy—cutting both interest rates (by 0.25%) and its required reserve rate of bank deposits by 50 basis points (0.50%) in late October.

In late November, the International Monetary Fund (IMF) announced its decision to include the Chinese currency, the renminbi, to the basket of currencies that make up the special drawing rights (SDR) starting in 2016. Although this is generally viewed as a symbolic move by the IMF, it is also taken as recognition of government reform efforts to further liberalize its financial markets to global investors.

Later in the year, 14 Chinese companies with American Depository Receipts (ADRs) listed on U.S. exchanges were added to the Fund’s benchmark, the MSCI China Index. This change brings unique challenges to us as the majority of these companies do not pay regular dividends. We expect to ask these companies to take notice of their broadened investor base and to consider regular dividends as part of their shareholder return policies.

Performance Contributors and Detractors:

In 2015, the Fund benefited from its multi-capitalization approach, as the portfolio’s small and mid-cap exposure significantly outperformed its large cap peers in the benchmark—a reversal of our experience last year. Among the remaining positions at year-end, our long-time holding Shenzhou International Group was a top performance contributor for the year. The company completed its initial capacity expansion in Vietnam, and is well-positioned to take advantage of a reduced import tariff should the Trans-Pacific Partnership agreement receive approval. New Oriental Education & Technology Group was another large contributor to Fund performance. The company can finally move past earlier concerns over its corporate governance as it has shown consistent returns to shareholders through dividends and buybacks in recent years. Another positive contributor during the year was Voltronic Power Technology, the leading OEM maker of uninterruptible power supplies.

On the flip side, Hilong Holding, an oil field equipment and service provider, was the largest detractor to Fund performance for the year. We are carefully monitoring whether it can sustain its cost advantage relative to its competitors amid this downturn. Qualcomm, a major 3G and next-generation mobile technologies firm, also posed a drag on Fund performance for the year as the company’s technology licensing practice has again been challenged in various jurisdictions. However, we believe the company has unparalleled leadership in smartphone technology.

(continued)

1	Actual 2015 expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long- term securities.

matthewsasia.com | 800.789.ASIA	21

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Year	5 Year	Since Inception		Inception Date
Investor Class (MCDFX)	8.46%	9.54%	7.82%	6.50%	9.21%		11/30/09
Institutional Class (MICDX)	8.58%	9.71%	8.05%	6.72%	7.28%		10/29/10
MSCI China Index[3]	4.03%	-7.62%	1.31%	0.91%	1.61%	[4]
Lipper China Region Funds Category Average[5]	7.29%	-3.02%	2.98%	0.36%	2.86%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2015			2014
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.27	$0.01	$0.28	$0.16	$0.20	$0.36
Inst’l (MICDX)	$0.28	$0.03	$0.30	$0.17	$0.21	$0.38

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

0.97% (Investor Class) 1.25% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/15, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.84%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/15 divided by the current price of each equity as of 12/31/15. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

4	Calculated from 11/30/09.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	% of Net Assets
New Oriental Education & Technology Group, Inc.	Consumer Discretionary	3.7%
Sercomm Corp.	Information Technology	3.3%
China Construction Bank Corp.	Financials	3.3%
AIA Group, Ltd.	Financials	3.1%
HKBN, Ltd.	Telecommunication Services	3.1%
China Merchants Bank Co., Ltd.	Financials	3.0%
Kweichow Moutai Co., Ltd.	Consumer Staples	2.9%
China Mobile, Ltd.	Telecommunication Services	2.9%
China Medical System Holdings, Ltd.	Health Care	2.7%
China Power International Development, Ltd.	Utilities	2.7%
% OF ASSETS IN TOP TEN		30.7%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

22	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary (unaudited) (continued)

Notable Portfolio Changes:

During the quarter, we added to our educational firm holdings. China Maple Leaf Educational Systems is one of the largest private K-12 school operators in China, and has a popular and unique dual diploma it offers from both China and Canada. Its program boasts affordable tuition compared with international schools, making it attractive to Chinese families seeking a premium educational experience for their children at reasonable costs. China Distance Education Holdings is a provider of online professional education. Although its traditional area of accounting training has become more saturated and mature, the company continues to expand in areas such as law, health care and construction engineering. More importantly for us, its management is committed to paying high levels of dividends from its free cash flow.

During the fourth quarter of the year, we exited our position in energy firm PetroChina as we believed its production costs were not favorable in the current low oil price environment.

Outlook:

For those expecting a strong recovery of headline growth data, 2016 could be another challenging year for investing in Chinese equities. However, due to signs of resilient domestic consumption, Chinese policymakers can continue to focus on reforms rather than major stimulus programs. This year, we saw reform progress in China’s financial sector, such as that for domestic A-share initial public offerings (IPOs), and we expect it to continue in 2016. In addition, the current administration seems more determined than ever to clamp down on the overcapacity of many heavy industries that became bloated during the period when growth was driven by fixed asset investments.

Although investor sentiment toward China could remain lukewarm, the resulting low valuations continue to present long-term investors with great opportunities to uncover high quality businesses that are well-positioned amid the growth of China’s consumption and service sectors.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	90.9
Taiwan	5.3
Singapore	1.6
Cash and Other Assets, Less Liabilities	2.2

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	21.9
Financials	21.0
Industrials	18.1
Telecommunication Services	8.6
Information Technology	8.0
Consumer Staples	7.2
Utilities	4.7
Health Care	4.7
Materials	2.2
Energy	1.4
Cash and Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	17.7
Large Cap ($10B–$25B)	2.3
Mid Cap ($3B–10B)	38.3
Small Cap (under $3B)	39.5
Cash and Other Assets, Less Liabilities	2.2

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	23

Matthews China Dividend Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 97.8%

	Shares	Value
CONSUMER DISCRETIONARY: 21.9%
Diversified Consumer Services: 7.8%
New Oriental Education & Technology Group, Inc. ADR	216,000	$6,775,920
China Maple Leaf Educational Systems, Ltd.	9,482,000	4,649,703
China Distance Education Holdings, Ltd. ADR	184,300	2,707,367

		14,132,990

Auto Components: 6.7%
Fuyao Glass Industry Group Co., Ltd. H Shares[b]	1,787,600	4,293,323
Minth Group, Ltd.	1,980,000	3,933,589
Weifu High-Technology Group Co., Ltd. B Shares	824,759	2,118,773
Changzhou Xingyu Automotive Lighting Systems Co., Ltd. A Shares	309,451	1,766,561

		12,112,246

Hotels, Restaurants & Leisure: 2.8%
Café de Coral Holdings, Ltd.	1,216,000	3,563,541
Xiao Nan Guo Restaurants Holdings, Ltd.[b]	19,060,000	1,470,862

		5,034,403

Textiles, Apparel & Luxury Goods: 2.6%
Shenzhou International Group Holdings, Ltd.	813,000	4,659,125

Automobiles: 2.0%
BAIC Motor Corp., Ltd. H Shares	3,613,000	3,608,225

Total Consumer Discretionary		39,546,989

FINANCIALS: 21.0%
Banks: 8.1%
China Construction Bank Corp. H Shares	8,705,000	5,938,099
China Merchants Bank Co., Ltd. H Shares	2,306,500	5,399,148
Huishang Bank Corp., Ltd. H Shares	7,058,000	3,187,925

		14,525,172

Real Estate Management & Development: 4.8%
Red Star Macalline Group Corp., Ltd. H Shares[b]	3,711,200	4,513,270
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	1,025,379	4,160,023

		8,673,293

Capital Markets: 3.4%
China Everbright, Ltd.	1,392,000	3,179,363
China International Capital Corp., Ltd. H Shares[b]	1,852,798	3,017,053

		6,196,416

Insurance: 3.1%
AIA Group, Ltd.	941,400	5,624,943

Real Estate Investment Trusts (REITS): 1.6%
CapitaLand Retail China Trust, REIT	2,766,700	2,901,708

Total Financials		37,921,532

	Shares	Value
INDUSTRIALS: 18.1%
Transportation Infrastructure: 5.3%
Yuexiu Transport Infrastructure, Ltd.	6,606,000	$4,126,335
Qingdao Port International Co., Ltd. H Shares	8,361,000	3,723,159
Shanghai International Airport Co., Ltd. A Shares	403,264	1,805,650

		9,655,144

Marine: 2.5%
SITC International Holdings Co., Ltd.	8,502,000	4,494,235

Machinery: 2.3%
Shanghai Mechanical and Electrical Industry Co., Ltd. B Shares	1,362,460	4,202,082

Road & Rail: 2.1%
Guangshen Railway Co., Ltd. H Shares	6,484,000	3,222,116
Guangshen Railway Co., Ltd. ADR	21,400	529,008

		3,751,124

Construction & Engineering: 2.0%
China Machinery Engineering Corp. H Shares	4,964,000	3,621,951

Electrical Equipment: 2.0%
Voltronic Power Technology Corp.	244,049	3,619,465

Industrial Conglomerates: 1.9%
Hopewell Holdings, Ltd.	972,500	3,484,030

Total Industrials		32,828,031

TELECOMMUNICATION SERVICES: 8.6%
Diversified Telecommunication Services: 5.7%
HKBN, Ltd.	4,332,957	5,575,431
CITIC Telecom International Holdings, Ltd.	12,437,000	4,738,511

		10,313,942

Wireless Telecommunication Services: 2.9%
China Mobile, Ltd. ADR	93,730	5,279,811

Total Telecommunication Services		15,593,753

INFORMATION TECHNOLOGY: 8.0%
Communications Equipment: 5.8%
Sercomm Corp.	2,285,000	6,005,934
Qualcomm, Inc.	89,500	4,473,658

		10,479,592

Electronic Equipment, Instruments & Components: 2.2%
Sunny Optical Technology Group Co., Ltd.	1,716,000	3,913,781

Total Information Technology		14,393,373

CONSUMER STAPLES: 7.2%
Beverages: 2.9%
Kweichow Moutai Co., Ltd. A Shares	160,803	5,325,339

Food Products: 2.3%
Vitasoy International Holdings, Ltd.	2,018,000	4,127,770

Food & Staples Retailing: 2.0%
Shanghai Bailian Group Co., Ltd. B Shares	1,876,677	3,651,021

Total Consumer Staples		13,104,130

24	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

December 31, 2015

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
UTILITIES: 4.7%
Independent Power and Renewable Electricity Producers: 2.6%
China Power International Development, Ltd.	8,349,000	$4,805,969

Water Utilities: 2.1%
Guangdong Investment, Ltd.	2,684,000	3,790,420

Total Utilities		8,596,389

HEALTH CARE: 4.7%
Pharmaceuticals: 4.7%
China Medical System Holdings, Ltd.	3,319,000	4,864,208
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	3,333,300	3,584,991

Total Health Care		8,449,199

MATERIALS: 2.2%
Containers & Packaging: 2.2%
Greatview Aseptic Packaging Co., Ltd.	8,688,000	3,928,017

Total Materials		3,928,017

ENERGY: 1.4%
Energy Equipment & Services: 1.4%
Hilong Holding, Ltd.	14,814,000	2,554,135

Total Energy		2,554,135

TOTAL INVESTMENTS: 97.8%		176,915,548
(Cost $171,804,467c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		4,004,443

NET ASSETS: 100.0%		$180,919,991

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $172,213,696 and net unrealized appreciation consists of:

Gross unrealized appreciation	$19,870,867
Gross unrealized depreciation	(15,169,015)

Net unrealized appreciation	$4,701,852

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	25

PORTFOLIO MANAGERS
Beini Zhou, CFA
Lead Manager
Michael B. Han, CFA	Robert Harvey, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAVRX	MAVAX
CUSIP	577130693	577130685
Inception	11/30/15	11/30/15
NAV	$9.85	$9.83
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	36.42%	36.17%
After fee waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		42
Net Assets		$1.7million
Weighted Average Market Cap		$22.4 billion
Portfolio Turnover[3]		10.80%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in common stock, preferred stock and other equity securities, and convertible securities of companies located in Asia. The Fund seeks to create an investable universe of value companies that it believes trade at market values with discounts to their intrinsic value, have strong financial and market positions, have strong management and are oriented to creating value for their shareholders. Matthews assesses companies within this universe according to each of these factors.

Matthews Asia Value Fund

Portfolio Manager Commentary (unaudited)

The Matthews Asia Value Fund was launched on November 30, 2015. A full commentary for the Fund will be published after a complete quarter of performance is available.

We started to see two phenomena emerging in Asia in recent years. First, equity markets in the region have matured over the years with decelerating growth across a broad swath of industries—partly driven by slowing growth in China. Such occasions may allow investors to capitalize on companies with valuation multiples that no longer reflect a high-growth stage. Second, we believe that corporate governance in Asia has generally been improving in recent years—although, perhaps still not at a pace that some foreign investors would prefer. And controlling shareholders are now more willing than ever to embrace minority shareholder-friendly corporate actions such as asset disposals or share buybacks to unlock value.

Four key attributes we seek in our portfolio holdings are: quality businesses with high incremental return on capital, shareholder-friendly management, solid balance sheets with no excessive financial leverage, and a substantially undervalued share price.

As with all our funds, we consider downside risks and permanent capital impairment. We believe that buying a collection of undervalued stocks with sound balance sheets that are run by prudent capital stewards can afford us a bigger margin of safety. We appreciate your support, and look forward to adding value to the Fund and its shareholders.

1	Annualized expense ratio.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., Rule 12b-1 fees or shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2018, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	Not annualized. The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

26	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2015
	Actual 1 Month Total Return
	Since Inception	Inception Date
Investor Class (MAVRX)	-1.35%	11/30/15
Institutional Class (MAVAX)	-1.30%	11/30/15
MSCI AC Asia ex Japan Index[4]	-0.42%
Lipper Pacific Region Funds Category Average[5]	-0.28%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	Country	% of Net Assets
Kweichow Moutai Co., Ltd.	Consumer Staples	China/Hong Kong	5.0%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	4.5%
Shandong Weigao Group Medical Polymer Co., Ltd.	Health Care	China/Hong Kong	3.8%
CK Hutchison Holdings, Ltd.	Industrials	China/Hong Kong	3.5%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	South Korea	3.0%
Daqin Railway Co., Ltd.	Industrials	China/Hong Kong	2.9%
Qualcomm, Inc.	Information Technology	China/Hong Kong	2.6%
DGB Financial Group, Inc.	Financials	South Korea	2.5%
Power Mate Technology Co., Ltd.	Industrials	Taiwan	2.2%
Genting BHD	Consumer Discretionary	Malaysia	2.1%
% OF ASSETS IN TOP TEN			32.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	26.2
South Korea	22.9
Japan	5.1
United States	4.9
Singapore	4.4
Taiwan	4.1
Malaysia	4.0
United Kingdom	1.9
Israel	1.8
Thailand	0.9
Cash and Other Assets, Less Liabilities	23.8

SECTOR ALLOCATION (%)
Consumer Discretionary	17.6
Information Technology	16.6
Industrials	12.8
Financials	12.5
Consumer Staples	8.1
Health Care	5.6
Materials	3.0
Cash and Other Assets, Less Liabilities	23.8

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	20.4
Large Cap ($10B-$25B)	3.9
Mid Cap ($3B-10B)	12.2
Small Cap (under $3B)	39.7
Cash and Other Assets, Less Liabilities	23.8

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	27

Matthews Asia Value Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 66.9%

	Shares	Value
CHINA/HONG KONG: 26.2%
Kweichow Moutai Co., Ltd. A Shares	2,600	$86,105
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	96,000	65,643
CK Hutchison Holdings, Ltd.	4,500	60,488
Daqin Railway Co., Ltd. A Shares	38,100	49,796
Qualcomm, Inc.	900	44,987
Goldlion Holdings, Ltd.	85,000	34,497
Clear Media, Ltd.	32,000	32,980
Fairwood Holdings, Ltd.	8,000	25,136
Greatview Aseptic Packaging Co., Ltd.	45,000	20,345
Pico Far East Holdings, Ltd.	66,000	17,884
Future Bright Holdings, Ltd.	168,000	16,831

Total China/Hong Kong		454,692

SOUTH KOREA: 13.6%
DGB Financial Group, Inc.	5,042	42,953
Shinyoung Securities Co., Ltd.	836	36,097
Kwangju Bank[b]	5,317	34,657
Samyung ENC Co., Ltd.	4,616	32,507
Kukbo Design Co., Ltd.	1,633	26,685
Kunsul Chemical Industrial Co., Ltd.	495	16,788
Binggrae Co., Ltd.	278	16,161
Saeron Automotive Corp.	2,227	16,069
Hy-Lok Corp.	654	13,799

Total South Korea		235,716

JAPAN: 5.1%
Broadleaf Co., Ltd.	3,000	29,525
San-A Co., Ltd.	500	22,434
Trancom Co., Ltd.	400	22,237
Doshisha Co., Ltd.	700	14,119

Total Japan		88,315

UNITED STATES: 4.9%
News Corp. B Shares	2,400	33,504
Knowles Corp.[b]	1,600	21,328
Micron Technology, Inc.[b]	1,200	16,992
Expeditors International of Washington, Inc.	300	13,530

Total United States		85,354

SINGAPORE: 4.4%
ARA Asset Management, Ltd.	43,800	36,282
Vicom, Ltd.	5,400	22,927
Kulicke & Soffa Industries, Inc.[b]	1,400	16,338

Total Singapore		75,547

TAIWAN: 4.1%
Power Mate Technology Co., Ltd.	21,000	38,207
Lumax International Corp., Ltd.	13,000	17,163
Yung Chi Paint & Varnish Manufacturing Co., Ltd.	7,000	14,977

Total Taiwan		70,347

MALAYSIA: 4.0%
Genting BHD	21,600	36,839
MPHB Capital BHD[b]	88,500	32,701

Total Malaysia		69,540

	Shares	Value
UNITED KINGDOM: 1.9%
Standard Chartered PLC	4,000	$33,523

Total United Kingdom		33,523

ISRAEL: 1.8%
Taro Pharmaceutical Industries, Ltd.[b]	200	30,910

Total Israel		30,910

THAILAND: 0.9%
Premier Marketing Public Co., Ltd.	54,800	15,956

Total Thailand		15,956

TOTAL COMMON EQUITIES		1,159,900

(Cost $1,171,412)

PREFERRED EQUITIES: 9.3%
SOUTH KOREA: 9.3%
Samsung Electronics Co., Ltd., Pfd.	84	77,649
Hyundai Motor Co., Ltd., 2nd Pfd.	576	51,268
Samsung SDI Co., Ltd., Pfd.	505	31,560

Total South Korea		160,477

TOTAL PREFERRED EQUITIES		160,477

(Cost $165,728)

TOTAL INVESTMENTS: 76.2%		1,320,377
(Cost $1,337,140c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 23.8%		412,218

NET ASSETS: 100.0%		$1,732,595

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $1,345,754 and net unrealized depreciation consists of:

Gross unrealized appreciation	$11,395
Gross unrealized depreciation	(36,772)

Net unrealized depreciation	($25,377)

BHD	Berhad

See accompanying notes to financial statements.

28	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Kenneth Lowe, CFA
Lead Manager
Michael J. Oh, CFA	Sharat Shroff, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAFSX	MIFSX
CUSIP	577125701	577125800
Inception	4/30/13	4/30/13
NAV	$8.69	$8.69
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	2.07%	1.91%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		31
Net Assets		$11.2 million
Weighted Average Market Cap		$37.5 billion
Portfolio Turnover[3]		23.60%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region. The Fund is currently expected to hold stocks of between 25 and 35 companies under normal market conditions.

Matthews Asia Focus Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Asia Focus Fund returned –12.07% (Investor Class) and –11.96% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned –8.90%. For the fourth quarter of the year, the Fund returned 4.79% (Investor Class) and 4.85% (Institutional Class) versus 3.87% for the Index.

Market Environment:

2015 was a year characterized by volatility and pessimism. Emerging markets were at the forefront of this, whilst the influence of central bankers and policymakers became ever more frustrating. The year was dominated by monetary policy decisions, the continued collapse in prices across the commodity complex, an aggressive downward lurch in a number of emerging market currencies and a somewhat challenging slowdown underway in the world’s second-largest economy, China. On this first point, the fourth quarter saw the first interest rate increase by the U.S. Federal Reserve in over nine years. Despite a three-month delay (due to concerns about growth overseas and sluggish domestic inflation), reasonable employment data and a need to produce some future policy firepower gave Fed Chairwoman Janet Yellen the comfort to hike rates. Although arguably priced into markets, the continued capital outflow from regions including Asia still poses a threat worth monitoring.

Alongside this dollar strength, China continued its challenging transition toward a more consumer-led economy. Equity markets saw an aggressive rally during the early parts of the year, promoted by state media and fueled by retail investors and margin financing. However, like all rallies that are not based upon fundamentals, this inevitably suffered a vicious pullback and resulted in some poorly advised policy from the state. In August, the Communist Party also poorly communicated an alteration in its exchange rate mechanism, making it more driven by market moves. This resulted in a 1.9% currency devaluation relative to the U.S. dollar and is emblematic of the issues faced by the macroeconomic conundrum of the “impossible trinity.”*

The above factors meant that there was little joy for Asian investors as growth and earnings expectations were continually revised down and capital outflows caused markets across the region to perform poorly. Southeast Asia was the weakest set of geographies given plunges in currencies, but North Asia fared only slightly better during a tough year for the asset class.

Performance Contributors and Detractors:

Although returns for the full year were disappointing, the fourth quarter did provide some relief as markets recovered slightly. The largest contributor to returns during the quarter came from our holdings in the financials sector. Although Indonesia’s economy has suffered from weak leadership and the collapse in commodity prices, Bank Rakyat Indonesia (BRI) was particularly strong as prior concerns around the extent of nonperforming loans for BRI appear to have been misplaced as the weakening in asset quality may have peaked. Management has also done a strong job in reducing funding costs to maintain margins. The Fund’s largest holding, AIA Group, also delivered solid performance as underlying performance has been less hindered by the slowdown in China and FX movements across Southeast Asia than initially feared.

On an individual stock basis, Chinese search engine Baidu was the largest contributor to returns over the quarter, recovering some losses from earlier in the year. The stock reacted positively to news that management decided to sell their majority stake in online travel company Qunar to rival Ctrip.com International at

*	The Impossible Trinity—also known as the Trilemma or Unholy Trinity—is the hypothesis in international economics that a country may choose any two, but not all of the following three policy goals—monetary independence, exchange rate stability and free movement of capital.

(continued)

matthewsasia.com | 800.789.ASIA	29
1	Actual 2015 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., Rule 12b-1 fees or shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MAFSX)	4.79%	-12.07%	-4.12%	4/30/13
Institutional Class (MIFSX)	4.85%	-11.96%	-3.89%	4/30/13
MSCI AC Asia ex Japan Index[4]	3.87%	-8.90%	-0.89%
Lipper Pacific ex Japan Funds Category Average[5]	4.37%	-6.61%	-1.60%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	6.0%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	4.2%
Techtronic Industries Co., Ltd.	Consumer Discretionary	China/Hong Kong	4.1%
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	4.1%
Baidu, Inc.	Information Technology	China/Hong Kong	3.8%
Samsonite International SA	Consumer Discretionary	China/Hong Kong	3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.6%
Mead Johnson Nutrition Co.	Consumer Staples	USA	3.4%
CK Hutchison Holdings, Ltd.	Industrials	China/Hong Kong	3.3%
Tata Motors, Ltd.	Consumer Discretionary	India	3.3%
% OF ASSETS IN TOP TEN			39.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

30	MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

Portfolio Manager Commentary (unaudited) (continued)

a premium. In the transaction, Baidu will maintain a 25% stake in the enlarged entity and end the price war between the two, restoring profitability. Further, consolidation in the online to offline market has also helped sentiment.

On a full-year basis, Hong Kong’s Hutchison Whampoa, an industrial conglomerate based in the city-state, was among the few outright positive contributors to Fund performance. The firm rose as it restructured the holding company in order to simplify and realize value. Power tool and floor care appliance manufacturer, Techtronic, also performed well as the company appears to still be gaining some market share due to its impressive technology within its tools. The depreciation of the renminbi also helped the stock as it likely lowers the company’s cost base and may allow further margin expansion.

During the quarter, and indeed for the full year, the largest detractors to performance came from our holdings in Thailand. Kasikornbank Public suffered as the company delivered weaker-than-expected earnings. This can be partially attributed to conservatism as management pared back loan growth amidst an environment of weakening asset quality, but it is also due to an asset impairment on IT software. More frustrating has been our holding in Intouch Holdings, the parent company of Advanced Info Services—a market leader in Thai telecoms. The stock was hurt as the firm encountered disastrous auctions for additional spectrum, with a new competitor winning these at an unpalatably high bid and Advanced missing out. This will likely structurally alter the return profile for this market.

Beyond Thailand, and as we’ve discussed throughout the year, the Fund’s holdings in Southeast Asia have been the largest detractors to performance. This can largely be attributed to currency depreciation and overall market weakness, although certain holdings such as Indofood Sukses Makmur and Jardine Matheson struggled as they failed to deliver on earnings.

Notable Portfolio Changes:

The Fund added one new name during the quarter—Korean casino Kangwon Land. The company runs the only casino that local Korean citizens can gamble in, providing it with a large and sustainable economic moat. Although restricted by the number of tables and slots that it can operate, Kangwon Land has been able to get an increase in both and this, alongside visitation increases through non-gaming activities on offer, should drive solid earnings and free cash flow growth. Further, the company maintains an incredibly strong net cash balance sheet and valuations are attractive at around 10x EV/EBITDA† and a 2.8% dividend yield.

Outlook:

Looking ahead to 2016, equity markets are likely to remain volatile at best. In Europe, the deflationary challenges that are well-documented are still in place despite some further easing steps that have been taken by the European Central Bank. In the U.S., economic data has been reasonable, but it is unlikely that either geography will have strong enough aggregate demand to drive global trade volumes meaningfully higher and help Asian exports. It is also true that leverage has increased substantially throughout most of Asia and, although the currency mismatches of days gone by are no longer present to the same extent, we cannot ignore the risks involved with such change. Further, Asia’s historically strong driver of sustainable economic growth—productivity gains—has also been sputtering, with disappointment on this front throughout much of the region, including major economies China and India despite prior high hopes.

This somewhat gloomy backdrop has manifested itself in a contraction in the return profile for many Asian businesses, leading to a market that is now expecting just 5% growth in earnings. The other side of this equation is, of course, the valuations that one pays for this growth profile. Although bulls may argue that Asia is “cheap” at around 11x forward P/E,‡ those of us that are scouting for quality companies to own over the long term find that many of these businesses still trade at much higher multiples and are, in fact, still fairly expensive. Despite these issues, the Fund has managed to assemble a collection of 31 companies that are currently trading at a very healthy 13.8x forward P/E‡ for what we believe are high caliber businesses with true economic moats that can wade through such challenging times.

†	Enterprise Multiple (EV/EBITDA) is a ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account – an item which other multiples like the P/E ratio do not include.
‡	The P/E figures represent the Weighted Harmonic Average P/E—which measures the price/earnings ratio of the Fund’s entire portfolio, excluding negative earners—weighted by the size of the company’s position within the portfolio. P/E estimates are forward looking. There is no guarantee that portfolio composition will remain unchanged or P/E estimates will be realized.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	38.0
Singapore	9.7
Malaysia	8.5
United States	6.4
South Korea	5.7
Australia	5.7
Indonesia	5.0
Thailand	4.2
Taiwan	3.6
India	3.2
Japan	3.1
Switzerland	3.1
Cash and Other Assets, Less Liabilities	3.8

SECTOR ALLOCATION (%)
Financials	24.0
Consumer Discretionary	23.0
Information Technology	13.5
Consumer Staples	11.2
Industrials	10.1
Telecommunication Services	8.6
Health Care	5.8
Cash and Other Assets, Less Liabilities	3.8

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	42.3
Large Cap ($10B–$25B)	17.6
Mid Cap ($3B–10B)	27.8
Small Cap (under $3B)	8.5
Cash and Other Assets, Less Liabilities	3.8

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	31

Matthews Asia Focus Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 96.2%

	Shares	Value
CHINA/HONG KONG: 38.0%
AIA Group, Ltd.	112,200	$670,404
Techtronic Industries Co., Ltd.	113,000	457,452
Jardine Matheson Holdings, Ltd.	9,400	455,219
Baidu, Inc. ADR[b]	2,237	422,882
Samsonite International SA	139,800	418,978
CK Hutchison Holdings, Ltd.	27,228	365,997
Yum! Brands, Inc.	4,950	361,597
HSBC Holdings PLC	42,400	335,240
VTech Holdings, Ltd.	31,800	329,251
Hang Lung Group, Ltd.	76,000	246,462
Cheung Kong Property Holdings, Ltd.	28,728	185,841

Total China/Hong Kong		4,249,323

SINGAPORE: 9.7%
Singapore Telecommunications, Ltd.	183,000	471,823
United Overseas Bank, Ltd.	22,500	310,203
Singapore Technologies Engineering, Ltd.	144,500	305,457

Total Singapore		1,087,483

MALAYSIA: 8.5%
Genting Malaysia BHD	333,100	339,342
Guinness Anchor BHD	100,200	308,375
Axiata Group BHD	199,100	296,706

Total Malaysia		944,423

UNITED STATES: 6.4%
Mead Johnson Nutrition Co.	4,868	384,329
ResMed, Inc.	6,100	327,509

Total United States		711,838

SOUTH KOREA: 5.7%
Samsung Electronics Co., Ltd.	329	350,905
Kangwon Land, Inc.	8,811	287,577

Total South Korea		638,482

AUSTRALIA: 5.7%
Insurance Australia Group, Ltd.	78,798	316,453
Ansell, Ltd.	20,326	314,995

Total Australia		631,448

INDONESIA: 5.0%
PT Bank Rakyat Indonesia Persero	421,400	345,843
PT Indofood Sukses Makmur	578,400	215,292

Total Indonesia		561,135

THAILAND: 4.2%
Kasikornbank Public Co., Ltd.	65,500	271,848
Intouch Holdings Public Co., Ltd. NVDR	133,900	192,845

Total Thailand		464,693

TAIWAN: 3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	94,000	405,539

Total Taiwan		405,539

	Shares	Value
INDIA: 3.2%
Tata Motors, Ltd.[b]	61,471	$363,328

Total India		363,328

JAPAN: 3.1%
Japan Tobacco, Inc.	9,500	348,781

Total Japan		348,781

SWITZERLAND: 3.1%
Cie Financiere Richemont SA	4,793	343,049

Total Switzerland		343,049

TOTAL INVESTMENTS: 96.2%		10,749,522
(Cost $12,210,811c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.8%		425,326

NET ASSETS: 100.0%		$11,174,848

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $12,283,228 and net unrealized depreciation consists of:

Gross unrealized appreciation	$361,319
Gross unrealized depreciation	(1,895,025)

Net unrealized depreciation	($1,533,706)

ADR	American Depositary Receipt

BHD	Berhad

NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

32	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Taizo Ishida
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$21.09	$21.24
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.91%
Portfolio Statistics
Total # of Positions		57
Net Assets		$776.9 million
Weighted Average Market Cap		$18.8 billion
Portfolio Turnover[2]		29.51%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Asia Growth Fund returned –0.05% (Investor Class) and 0.24% (Institutional Class) while its benchmark, the MSCI All Country Asia Pacific Index, returned –1.68%. For the fourth quarter of the year, the Fund returned 11.35% (Investor Class) and 11.50% (Institutional Class) versus 6.99% for the Index.

Market Environment:

From the beginning of the fourth quarter, Asia’s stock markets produced some positive returns with good macroeconomic data coming out of China, and with expectations over an “early” U.S. Federal Reserve rate hike having subsided. These factors relieved some concerns over global emerging markets. Indonesia, one of the hardest-hit markets, recovered strongly in October due in part to an improved perception of President Joko “Jokowi” Widodo’s administration. The president had struggled in his first year in office. The Indonesian rupiah also rallied 6.3% during the period. This strong market rally was not limited to emerging Asia. We also saw developed areas of Asia, such as Japan and Australia, do well.

Performance Contributors and Detractors:

In the fourth quarter, the top contributors to Fund performance were a mix of year-long laggards—Chinese e-commerce firms Baidu and Alibaba and in Indonesia, Bank Rakyat (Indonesian Bank) and Ace Hardware—alongside firms that performed solidly throughout 2015, such as Japanese medical device maker Sysmex.

Among the top detractors to Fund performance were some of our Indian holdings, including two major generic drug makers Sun Pharmaceutical Industries and Lupin. Both firms suffered after falling short of earnings expectations. They stumbled as a result of a deterioration in the U.S. market, the largest source of income for both companies. Another Indian holding, beauty and health care product maker Emami, also suffered a setback in the fourth quarter due to a slowdown in sales and rising operating cost. However, the firm benefited Fund performance for the one-year period.

Notable Portfolio Changes:

We initiated a position in Square Pharmaceuticals, Bangladesh’s largest pharmaceutical company, in the fourth quarter. In terms of growth and profitability, we believe the company is among the best drug companies in Asia with very reasonable valuations. Another notable portfolio change late in the year was our decision to exit Sands China, a developer and operator of resorts and casinos in Macau, which had been a portfolio holding since 2010. We had patiently awaited a turnaround in Macau as we expect it to transform from a market driven by VIP gamblers to one more driven by mass market tourists. While we do believe this is occurring and will continue to occur, the transition has been rocky in part due to mainland China’s swift and sudden anticorruption measures. Ultimately, we decided to exit the position to deploy funds for better opportunities elsewhere.

Outlook:

The negative macroeconomic forces held over from 2015—a strong U.S. dollar, weak commodity prices, slow global economy and rising debt—appear likely to continue into 2016. A silver lining could be cheap oil prices, which may continue to support trade balance for most Asian countries. Lower commodity and food prices should keep inflation low, while GDP could still rise in developing parts of Asia. Japan is still struggling to shed its decades-long deflation, yet the tight labor market with improved corporate profits is likely to push up wages and private capital spending. In the absence of strong growth anywhere, the focus once again

(continued)

1	Actual 2015 expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	33

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	11.35%	-0.05%	6.58%	4.42%	6.48%	8.87%		10/31/03
Institutional Class (MIAPX)	11.50%	0.24%	6.81%	4.62%	n.a.	5.01%		10/29/10
MSCI AC Asia Pacific Index[3]	6.99%	-1.68%	3.42%	1.96%	3.37%	6.44%	[4]
Lipper Pacific Region Funds Category Average[5]	5.29%	-3.12%	1.96%	2.37%	3.88%	6.67%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.
4	Calculated from 10/31/03.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	Country	% of Net Assets
Sysmex Corp.	Health Care	Japan	4.5%
Omron Corp.	Information Technology	Japan	3.5%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.5%
Baidu, Inc.	Information Technology	China/Hong Kong	3.4%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.3%
Emami, Ltd.	Consumer Staples	India	3.0%
Kakaku.com, Inc.	Information Technology	Japan	3.0%
ORIX Corp.	Financials	Japan	2.7%
M3, Inc.	Health Care	Japan	2.6%
Daikin Industries, Ltd.	Industrials	Japan	2.6%
% OF ASSETS IN TOP TEN			32.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

34	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

Portfolio Manager Commentary (unaudited) (continued)

should be strictly on company fundamentals. One major trend we are seeing today—on both factory floors and in the service industry—is a move toward automation, which provides us with a good place to look for new growth areas for this strategy.

COUNTRY ALLOCATION (%)[7],8
Japan	45.8
China/Hong Kong	11.4
India	11.2
Indonesia	9.6
Philippines	5.2
Australia	3.6
Sri Lanka	2.8
Vietnam	1.6
Taiwan	1.5
Thailand	1.5
South Korea	1.2
Pakistan	1.0
Malaysia	1.0
Bangladesh	0.5
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)[8]
Consumer Staples	20.3
Consumer Discretionary	18.0
Health Care	15.6
Financials	14.4
Information Technology	13.7
Industrials	12.1
Materials	2.2
Energy	1.6
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	16.7
Large Cap ($10B–$25B)	25.0
Mid Cap ($3B–10B)	30.7
Small Cap (under $3B)	25.5
Cash and Other Assets, Less Liabilities	2.1

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	35

Matthews Asia Growth Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 97.9%

	Shares	Value
JAPAN: 45.8%
Sysmex Corp.	549,900	$35,273,163
Omron Corp.	824,800	27,504,534
Kakaku.com, Inc.	1,183,400	23,277,009
ORIX Corp.	1,497,500	21,007,625
M3, Inc.	966,900	20,047,883
Daikin Industries, Ltd.	274,000	19,953,141
Toyota Motor Corp.	302,900	18,652,285
Nitto Denko Corp.	233,500	17,046,827
Nidec Corp.	218,800	15,866,499
Seven & I Holdings Co., Ltd.	340,800	15,603,378
Komatsu, Ltd.	925,100	15,136,904
Glory, Ltd.	480,100	14,739,886
Pigeon Corp.	503,400	12,212,530
COOKPAD, Inc.	570,600	12,112,926
Rinnai Corp.	132,100	11,704,521
Start Today Co., Ltd.	358,300	11,534,113
Ariake Japan Co., Ltd.	201,700	11,158,782
Calbee, Inc.	263,500	11,127,354
Benefit One, Inc.	433,800	10,141,703
FANUC Corp.	53,000	9,131,363
Unicharm Corp.	384,800	7,858,260
Daiken Medical Co., Ltd.	911,500	7,764,108
Dexerials Corp.	631,700	6,766,712

Total Japan		355,621,506

CHINA/HONG KONG: 11.4%
Shenzhou International Group Holdings, Ltd.	4,792,000	27,461,901
Baidu, Inc. ADR[b]	139,000	26,276,560
China Lodging Group, Ltd. ADS	366,800	11,466,168
Luk Fook Holdings International, Ltd.	3,713,000	7,842,876
Autohome, Inc. ADR[b]	202,400	7,067,808
Shanghai Haohai Biological Technology Co., Ltd. H Shares[b]	734,500	4,811,513
Alibaba Group Holding, Ltd. ADR[b]	45,100	3,665,277

Total China/Hong Kong		88,592,103

INDIA: 11.2%
Emami, Ltd.	1,551,001	23,366,154
HDFC Bank, Ltd.	1,102,893	18,013,151
Lupin, Ltd.	635,783	17,590,774
ITC, Ltd.	2,970,516	14,688,662
Sun Pharmaceutical Industries, Ltd.	666,500	8,244,756
Multi Commodity Exchange of India, Ltd.	342,565	4,775,030

Total India		86,678,527

INDONESIA: 9.6%
PT Bank Rakyat Indonesia Persero	31,353,900	25,732,158
PT Astra International	43,107,700	18,568,752
PT Indofood CBP Sukses Makmur	14,320,100	13,853,380
PT Ace Hardware Indonesia	194,172,500	11,548,629
PT Arwana Citramulia	145,017,700	5,229,812

Total Indonesia		74,932,731

	Shares	Value
PHILIPPINES: 5.2%
Vista Land & Lifescapes, Inc.	117,224,100	$12,870,202
Universal Robina Corp.	2,873,600	11,339,325
Jollibee Foods Corp.	2,007,890	9,321,019
Emperador, Inc.	37,942,500	7,216,775

Total Philippines		40,747,321

AUSTRALIA: 3.6%
CSL, Ltd.	203,098	15,484,087
Oil Search, Ltd.	2,632,693	12,814,215

Total Australia		28,298,302

SRI LANKA: 2.8%
Sampath Bank PLC	7,897,235	13,577,222
Lanka Orix Leasing Co. PLC[b]	12,121,473	7,898,915

Total Sri Lanka		21,476,137

VIETNAM: 1.6%
Vietnam Dairy Products JSC	2,164,300	12,303,603

Total Vietnam		12,303,603

TAIWAN: 1.5%
St. Shine Optical Co., Ltd.	412,000	8,245,860
Sinmag Equipment Corp.	1,220,674	3,850,265

Total Taiwan		12,096,125

THAILAND: 1.5%
Major Cineplex Group Public Co., Ltd.	11,921,000	11,641,461

Total Thailand		11,641,461

SOUTH KOREA: 1.2%
Orion Corp.	9,402	9,286,943

Total South Korea		9,286,943

PAKISTAN: 1.0%
Habib Bank, Ltd.	4,001,000	7,644,819

Total Pakistan		7,644,819

MALAYSIA: 1.0%
7-Eleven Malaysia Holdings BHD	21,204,100	7,605,523

Total Malaysia		7,605,523

BANGLADESH: 0.5%
Square Pharmaceuticals, Ltd.	1,200,000	3,879,776

Total Bangladesh		3,879,776

TOTAL INVESTMENTS: 97.9%		760,804,877
(Cost $625,650,734c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%		16,050,886

NET ASSETS: 100.0%		$776,855,763

36	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

December 31, 2015

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $631,416,920 and net unrealized appreciation consists of:

Gross unrealized appreciation	$184,661,011
Gross unrealized depreciation	(55,273,054)

Net unrealized appreciation	$129,387,957

ADR	American Depositary Receipt

ADS	American Depositary Share

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	37

PORTFOLIO MANAGERS
Sharat Shroff, CFA
Lead Manager
Rahul Gupta
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$23.54	$23.52
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.91%
After Fee Waiver and Reimbursement[2]	1.07%	0.89%
Portfolio Statistics
Total # of Positions		62
Net Assets		$6.7 billion
Weighted Average Market Cap		$30.6 billion
Portfolio Turnover[3]		12.56%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Pacific Tiger Fund returned –1.30% (Investor Class) and –1.15% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned –8.90%. For the fourth quarter of the year, performance rose 8.36% (Investor Class) and 8.39% (Institutional Class) versus 3.87% for the Index.

Market Environment:

The weak Asian equity performance in 2015 reflected growing investor concerns over leverage in the region, weak outlook for growth and the status of structural reforms by policymakers aiming to boost productivity. China continued to be the “poster child” for high levels of leverage—credit as a proportion of its economy has continued to increase, and while the pace of new loans is decelerating, it isn’t decelerating quickly enough. The decision by the People’s Bank of China (PBOC) to change the mechanism for setting the exchange rate for the renminbi ignited concerns over a widespread devaluation of other Asian currencies, and the resulting negative impact on the ability of corporations to meet their foreign currency liabilities.

As a consequence, the currencies of Malaysia, Indonesia, and Thailand depreciated significantly against the U.S. dollar. While Malaysia and Thailand face the brunt of slowing growth and high leverage, the Indonesian economy’s reliance on the U.S. dollar has not decreased in the past few years. And with slowing commodity exports, investors have raised concerns about the funding of its current account deficit.

Among the few Asian markets to finish the year on a positive note was Vietnam, led by an improving growth outlook, and efforts at structural reforms like privatizing some of the state owned enterprises (SOE).

Amid significant macro-induced volatility, the outcome of stocks seemed to be guided by fundamental factors. The returns on equity for the health care sector expanded and hence it saw some of the best-performing stocks in the region while energy-related stocks were among the worst performing.

Performance Contributors and Detractors:

Perhaps the most notable aspect of the operating performance of Asian companies in 2015 was the growing divergence in economic fortunes of companies across different countries and sectors—even between companies operating in the same country and sector. The Chinese consumption story continues to get better as it is starting to broaden out from the eastern seaboard to interior parts of the country, helped by sustained increases in income and better availability of goods through e-commerce. Some of the portfolio’s holdings, like South Korean cosmetics maker Amorepacific and confectionery maker Orion, are well-positioned to participate in this trend, and were among important contributors to Fund performance.

The portfolio also benefited from a trend of privatizations affecting holdings like Keppel Land and WuXi PharmaTech, which perhaps reflects the view that the market was not appropriately valuing these businesses.

By far, the biggest drag on Fund performance came from our utilities holdings in India and Indonesia. These firms were relatively more exposed to the drop in oil prices, and the uncertainty stemming from the regulatory tariff on natural gas.

(continued)

1	Actual 2015 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

38	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2015
	3 Months	1 Year	Average Annual Total Returns					Inception Date
			3 Years	5 Years	10 Years	Since Inception
Investor Class (MAPTX)	8.36%	-1.30%	4.57%	4.15%	9.19%	8.52%		9/12/94
Institutional Class (MIPTX)	8.39%	-1.15%	4.74%	4.33%	n.a.	4.32%		10/29/10
MSCI AC Asia ex Japan Index[4]	3.87%	-8.90%	-0.35%	0.14%	6.46%	3.50%	[5]
Lipper Pacific ex Japan Funds Category Average[6]	4.37%	-6.61%	-0.13%	0.80%	6.06%	5.54%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

5	Calculated from 8/31/94.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[7]
	Sector	Country	% of Net Assets
Naver Corp.	Information Technology	South Korea	3.5%
Baidu, Inc.	Information Technology	China/Hong Kong	3.1%
Orion Corp.	Consumer Staples	South Korea	3.0%
Dongbu Insurance Co., Ltd.	Financials	South Korea	2.9%
Kotak Mahindra Bank, Ltd.	Financials	India	2.7%
DKSH Holding, Ltd.	Industrials	Switzerland	2.6%
Central Pattana Public Co., Ltd.	Financials	Thailand	2.6%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	2.5%
Tata Power Co., Ltd.	Utilities	India	2.5%
Amorepacific Corp.	Consumer Staples	South Korea	2.4%
% OF ASSETS IN TOP TEN			27.8%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	39

COUNTRY ALLOCATION (%)[8],9
China/Hong Kong	32.2
India	19.8
South Korea	17.0
Indonesia	6.4
Taiwan	5.8
Thailand	5.1
Malaysia	3.6
Philippines	2.8
Switzerland	2.6
Vietnam	2.4
United States	1.2
Singapore	0.3
Cash and Other Assets, Less Liabilities	0.8

SECTOR ALLOCATION (%)[9]
Financials	27.5
Consumer Staples	20.4
Information Technology	18.4
Health Care	8.5
Consumer Discretionary	8.3
Utilities	5.5
Industrials	5.3
Telecommunication Services	3.6
Materials	1.7
Cash and Other Assets, Less Liabilities	0.8

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	25.5
Large Cap ($10B–$25B)	31.3
Mid Cap ($3B–10B)	33.5
Small Cap (under $3B)	8.9
Cash and Other Assets, Less Liabilities	0.8

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (unaudited) (continued)

Notable Portfolio Changes:

The activity levels in the portfolio were a bit elevated in 2015, led by shareholder redemptions. In order to meet these redemptions, securities that had been long held in the portfolio had to be sold, generating distributions that are higher than is typical for the Fund. There were a few positions that were eliminated during the quarter for a variety of reasons. Some of the activity was dictated by privatizations, however in other cases, like that of Dongfeng Motors, we exited the holding in order to replace it with automotive glass supplier Fuyao Glass, which in our view has an opportunity to claim significant market share, both domestically and globally. In a similar vein, we decided to replace South Korea health care firm Yuhan with Tasly Pharmaceuticals, a firm that is trying to introduce traditional Chinese medicine in more contemporary forms to domestic and international markets.

Last year also marked a foray into A-share investment for the portfolio. While we acknowledge the higher volatility and uneven liquidity in the market, the range of businesses, especially in sectors like consumer services and health care, is much more. We anticipate that the portfolio’s exposure to A-shares is likely to be modest, and should be looked at as another means of accessing services-led growth in China.

Outlook:

The macro headwinds for Asian economies, especially for investment spending, have not yet begun to abate. Partly, this is reflective of weak global demand, which may not return in a hurry due to long-term structural changes in the global economy. Furthermore, the biggest economy in the region, China, is undoubtedly slowing. But the nature of that growth is also shifting as there is an attempt by the authorities to facilitate better allocation of capital, which will require a willingness by the authorities to further liberate its financial markets. After deregulation of land and labor, this is perhaps the final and most difficult frontier for the authorities in China. For all its gaffes, the PBOC has fully liberalized interest rates, and has also abandoned the U.S. dollar peg in favor of a more flexible trade-weighted basket. Even with good intentions, the country is bound to face considerable risks in managing the transition to free and open markets, which are further exacerbated by the poor communication from the Chinese regulators.

While the macro picture in China may remain unclear, our interaction with businesses in China causes us to be more optimistic. It has become ever more noticeable that the progressive management teams are starting to think about factors like management incentive plans, quality of products, branding, environmental safety and rising competition—all ingredients for building better service-oriented franchises. Unlike in the past, there is much more of a multidisciplinary approach to building stronger businesses that are exactly the sort of changes that we like to see.

Meanwhile in the rest of the region, several of the regulators and policymakers—especially in countries like India and Indonesia—have been trying to build the right kind of institutions and policy frameworks. Efforts to curb inflation at the expense of growth, for example, were much-desired and have achieved the right kind of results. Much more needs to be done, however. At current valuations, investors do not seem to be expecting a sharp recovery in growth or a huge upside from policymaking.

40	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 99.2%

	Shares	Value
CHINA/HONG KONG: 32.2%
Baidu, Inc. ADR[b]	1,081,800	$204,503,472
Ping An Insurance Group Co. of China, Ltd. H Shares	30,743,000	169,538,574
Hengan International Group Co., Ltd.	16,483,500	154,749,309
Sinopharm Group Co., Ltd. H Shares	36,984,400	147,650,035
Lenovo Group, Ltd.	138,394,000	139,666,324
China Resources Land, Ltd.	47,814,000	138,359,478
China Mobile, Ltd. ADR	2,215,026	124,772,414
Tencent Holdings, Ltd.	5,886,500	115,257,589
AIA Group, Ltd.	18,640,800	111,380,332
Alibaba Group Holding, Ltd. ADR[b]	1,291,700	104,976,459
Dairy Farm International Holdings, Ltd.	15,954,946	96,800,620
China Resources Beer Holdings Co., Ltd.	43,802,000	93,459,685
Yum! Brands, Inc.	1,174,410	85,790,651
China Vanke Co., Ltd. H Shares[c]	28,247,704	82,848,600
Fuyao Glass Industry Group Co., Ltd. H Shares[b]†	31,836,000	76,461,314
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	28,190,596	70,300,362
Hang Lung Group, Ltd.	21,553,000	69,894,596
Hong Kong Exchanges and Clearing, Ltd.	2,603,000	66,310,879
Swire Pacific, Ltd. A Share Class	4,513,000	50,410,760
Tasly Pharmaceutical Group Co., Ltd. A Shares	8,120,247	50,406,148

Total China/Hong Kong		2,153,537,601

INDIA: 19.8%
Kotak Mahindra Bank, Ltd.	16,873,409	182,763,452
Tata Power Co., Ltd.†	165,620,436	169,173,116
Sun Pharmaceutical Industries, Ltd.	12,078,258	149,410,790
Titan Co., Ltd.	24,797,915	129,646,093
GAIL India, Ltd.	22,282,108	125,991,021
Container Corp. of India, Ltd.	5,471,996	108,455,075
Housing Development Finance Corp., Ltd.	5,435,685	103,385,866
HDFC Bank, Ltd.	6,223,409	101,644,678
ITC, Ltd.	18,735,000	92,641,170
Dabur India, Ltd.	21,117,482	88,233,214
Thermax, Ltd.	5,310,034	72,636,281

Total India		1,323,980,756

SOUTH KOREA: 17.0%
Naver Corp.	417,316	232,711,838
Orion Corp.	203,080	200,594,798
Dongbu Insurance Co., Ltd.	3,249,119	194,399,593
Amorepacific Corp.	463,182	162,543,169
Green Cross Corp.†	846,872	131,010,777
Samsung Electronics Co., Ltd.	101,105	107,836,802
Cheil Worldwide, Inc.[b]†	6,154,297	107,636,527

Total South Korea		1,136,733,504

	Shares	Value
INDONESIA: 6.4%
PT Indofood CBP Sukses Makmur	106,261,300	$102,798,035
PT Telekomunikasi Indonesia Persero	446,304,300	99,961,977
PT Bank Central Asia	100,580,000	96,363,608
PT Astra International	132,745,900	57,180,636
PT Perusahaan Gas Negara Persero	274,985,100	54,217,343
PT Telekomunikasi Indonesia Persero ADR	364,070	16,164,708

Total Indonesia		426,686,307

TAIWAN: 5.8%
Delta Electronics, Inc.	31,251,182	146,992,518
President Chain Store Corp.	22,836,608	142,528,329
Synnex Technology International Corp.†	98,191,354	95,267,555

Total Taiwan		384,788,402

THAILAND: 5.1%
Central Pattana Public Co., Ltd.	131,488,800	170,851,051
The Siam Cement Public Co., Ltd.	8,872,950	112,906,200
Kasikornbank Public Co., Ltd.	10,015,900	41,569,495
Kasikornbank Public Co., Ltd. NVDR	3,561,800	14,782,718

Total Thailand		340,109,464

MALAYSIA: 3.6%
Genting BHD	54,370,200	92,729,209
IHH Healthcare BHD	47,676,300	73,066,276
Public Bank BHD	12,771,594	55,030,456
IHH Healthcare BHD	11,543,000	17,119,436

Total Malaysia		237,945,377

PHILIPPINES: 2.8%
GT Capital Holdings, Inc.	3,897,540	109,191,837
SM Prime Holdings, Inc.	176,670,771	81,244,034

Total Philippines		190,435,871

SWITZERLAND: 2.6%
DKSH Holding, Ltd.	2,738,062	172,209,114

Total Switzerland		172,209,114

VIETNAM: 2.4%
Vietnam Dairy Products JSC	28,359,837	161,219,878

Total Vietnam		161,219,878

UNITED STATES: 1.2%
Cognizant Technology Solutions Corp. Class Ab	1,382,600	82,983,652

Total United States		82,983,652

SINGAPORE: 0.3%
Hyflux, Ltd.†	43,084,530	17,101,875

Total Singapore		17,101,875

TOTAL COMMON EQUITIES		6,627,731,801

(Cost $5,207,648,607)

matthewsasia.com | 800.789.ASIA	41

Matthews Pacific Tiger Fund

December 31, 2015

Schedule of Investmentsa (continued)

WARRANTS: 0.0%

	Shares	Value
MALAYSIA: 0.0%
Genting BHD, expires 12/18/18	12,253,875	$2,425,945

Total Malaysia		2,425,945

TOTAL WARRANTS		2,425,945

(Cost $5,593,674)

TOTAL INVESTMENTS: 99.2%		6,630,157,746
(Cost $5,213,242,281d)

CASH AND OTHER ASSETS, LESS LIABILITIES : 0.8%		55,257,608

NET ASSETS: 100.0%		$6,685,415,354

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Illiquid security, trading was halted at December 31, 2015.

d	Cost for federal income tax purposes is $5,215,373,095 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,946,904,242
Gross unrealized depreciation	(532,119,591)

Net unrealized appreciation	$1,414,784,651

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

42	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Vivek Tanneeru
Lead Manager
Winnie Chwang
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$9.23	$9.17
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	9.09%	8.90%
After Fee Waiver and Reimbursement[2]	1.44%	1.25%
Portfolio Statistics
Total # of Positions		54
Net Assets		$4.9 million
Weighted Average Market Cap		$12.7 billion
Portfolio Turnover[3]		21.72%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities of Asian companies.

Matthews Asia ESG Fund

Portfolio Manager Commentary (unaudited)

The Matthews Asia ESG Fund was launched on April 30, 2015. From inception to December 31, 2015, the Fund returned –7.30% (Investor Class) and –7.14% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned –19.02%. For the fourth quarter of the year, the Fund returned 4.63% (Investor Class) and 4.69% (Institutional Class) versus 3.87% for the Index.

Market Environment:

Asia’s markets bounced sharply off the lows of the third quarter and posted positive returns in October, but ultimately “treaded water” for the remainder of 2015. Indonesia’s rupiah was the best-performing currency in the region in the fourth quarter, recouping some of the losses from earlier quarters in the year. Malaysia’s ringgit also recouped some of the losses toward the end of the year, but lost 17% since the Fund’s April inception, making it the worst-performing currency in Asia.

Both offshore and onshore renminbi were the worst-performing currencies during the fourth quarter in part due to renewed worries about the state of the Chinese economy and potential capital outflows. Market reaction was exacerbated by the inability of China’s central bank to effectively communicate its policy shift of measuring renminbi (RMB) against a trade-weighted currency basket of 13 currencies, and not solely against the U.S. dollar as has historically been done.

Performance Contributors and Detractors:

By country, China/Hong Kong was the biggest contributor to Fund performance during the fourth quarter while Thailand detracted most. Total Access Communication, which provides cellular mobile telephone services, was the biggest detractor during the quarter as an auction for cellular spectrum in December saw the entrance of a fourth player into the Thai telecom market. Industry dynamics have clearly deteriorated considering the increased competitive intensity along with the recapitalization of the industry’s number three player. The firm, commonly known as DTAC, has enough wireless spectrum to compete effectively for the next two years until its next spectrum renewal deadline. We believe current valuations more than adequately reflect this risk.

Korean company Hanon Systems was the biggest contributor to performance in the fourth quarter. The firm is the world’s third-largest climate control system company. In addition, the company has a fast-growing thermal management systems business, which addresses the growing need for increased vehicle fuel efficiency. In 2015, the company underwent a change in majority ownership, and its new private equity owner created a well-incentivized new management team with a strong focus on cost control that has potential upside for margins and dividend payout ratios.

Notable Portfolio Changes:

The Fund initiated a position in Phison Electronics, a Taiwanese fabless technology company that specializes in designing memory controllers. The company is benefiting from the trend of increased controller outsourcing from memory companies. The company is a strong cash flow generator with solid return metrics and offers a good

(continued)

1	Annualized expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	Not annualized. The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	43

PERFORMANCE AS OF DECEMBER 31, 2015
	Actual Returns, Not Annualized
	3 Months	Since Inception	Inception Date
Investor Class (MASGX)	4.63%	-7.30%	4/30/15
Institutional Class (MISFX)	4.69%	-7.14%	4/30/15
MSCI AC Asia ex Japan Index[4]	3.87%	-19.02%
Lipper Pacific Funds Category Average[5]	5.29%	-17.22%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	Country	% of Net Assets
Total Access Communication Public Co., Ltd. NVDR	Telecommunication Services	Thailand	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.9%
Sino Biopharmaceutical, Ltd.	Health Care	China/Hong Kong	3.2%
Bharti Infratel, Ltd.	Telecommunication Services	India	3.2%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	3.1%
Bata India, Ltd.	Consumer Discretionary	India	3.1%
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	3.1%
MTR Corp., Ltd.	Industrials	China/Hong Kong	3.1%
CSPC Pharmaceutical Group, Ltd.	Health Care	China/Hong Kong	2.8%
Puregold Price Club, Inc.	Consumer Staples	Philippines	2.7%
% OF ASSETS IN TOP TEN			32.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

44	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

Portfolio Manager Commentary (unaudited) (continued)

dividend yield. After a sell-off that came in the third quarter, the stock was attractively valued. Phison has improving ESG performance, driven by better human capital management, and is also improving its environmental and social disclosures.

The Fund exited two small positions during the fourth quarter. The first was Bumrungrad Hospital in Thailand, which grew expensive after a very good run. We also exited Sensata Technologies, a sensor company with strong exposure to increasing sensor content in diesel engines. Our expectations for the firm’s business outlook deteriorated after an emissions scandal involving Volkswagen Group.

Outlook:

Looking ahead, market volatility may continue amid an uncertain macroeconomic environment in China and the potential for sustained U.S. Federal Reserve rate hikes. But Asian consumers are increasingly focusing on products and services that have a positive environmental and social impact, while Asian governments and regulators are pushing companies to strive for better environmental and governance standards. Such a push provides an encouraging backdrop in which to pursue ESG-focused investing in Asia.

We employ a fundamental, bottom-up investment process in managing the portfolio of companies that make positive environmental, social and economic impact while generating profitable growth. Valuations in Asia appear attractive to us now and times like these often present the opportunity to buy very high-quality companies with best-in-class ESG attributes at reasonable prices. Therefore, we continue to remain very excited about the prospects of identifying and engaging attractive ESG investment opportunities in Asia.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	27.8
India	18.0
Taiwan	13.6
South Korea	8.5
Japan	6.1
Philippines	5.1
Thailand	4.2
Singapore	3.3
Pakistan	2.5
Indonesia	2.4
Sri Lanka	1.8
Australia	1.8
Luxembourg	1.8
Bangladesh	1.2
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)
Health Care	19.6
Consumer Discretionary	17.1
Industrials	15.4
Information Technology	10.2
Financials	10.1
Telecommunication Services	8.5
Consumer Staples	8.3
Utilities	7.6
Materials	1.3
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	14.3
Large Cap ($10B–$25B)	14.1
Mid Cap ($3B–10B)	14.8
Small Cap (under $3B)	54.9
Cash and Other Assets, Less Liabilities	1.9

7	Not all countries are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	45

Matthews Asia ESG Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 98.1%

	Shares	Value
CHINA/HONG KONG: 27.8%
Sino Biopharmaceutical, Ltd.	175,000	$158,220
JD.com, Inc. ADR[b]	4,800	154,872
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	61,900	154,363
MTR Corp., Ltd.	31,000	153,072
CSPC Pharmaceutical Group, Ltd.	134,000	136,614
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares	150,000	96,817
AIA Group, Ltd.	16,000	95,601
Haier Electronics Group Co., Ltd.	47,000	94,870
Towngas China Co., Ltd.	159,000	92,115
Guangdong Investment, Ltd.	44,000	62,138
China Conch Venture Holdings, Ltd.	28,500	58,962
HKBN, Ltd.	41,500	53,400
CIMC Enric Holdings, Ltd.	54,000	31,461
Weifu High-Technology Group Co., Ltd. B Shares	11,100	28,515

Total China/Hong Kong		1,371,020

INDIA: 18.0%
Bharti Infratel, Ltd.	24,157	155,859
Bata India, Ltd.	19,639	154,684
Ipca Laboratories, Ltd.	10,779	120,403
Infosys, Ltd.	6,516	108,580
Lupin, Ltd.	3,763	104,114
Power Grid Corp. of India, Ltd.	36,402	77,465
Sanofi India, Ltd.	1,010	66,651
SKS Microfinance, Ltd.[b]	7,343	55,208
KPIT Technologies, Ltd.	17,348	44,066

Total India		887,030

TAIWAN: 13.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	45,000	194,141
Merida Industry Co., Ltd.	13,000	69,721
CHC Resources Corp.	35,000	63,591
KD Holding Corp.	13,000	63,399
Sporton International, Inc.	10,077	61,482
Greatek Electronics, Inc.	56,000	60,815
St. Shine Optical Co., Ltd.	3,000	60,043
Lumax International Corp., Ltd.	41,000	54,130
Phison Electronics Corp.	6,000	42,138

Total Taiwan		669,460

SOUTH KOREA: 8.5%
Hanon Systems	2,784	122,262
iMarketKorea, Inc.	4,900	105,140
DGB Financial Group, Inc.	11,265	95,967
KT Skylife Co., Ltd.	6,446	94,524

Total South Korea		417,893

JAPAN: 6.1%
Tsukui Corp.	10,600	116,652
Daikin Industries, Ltd.	1,600	116,515
Koito Manufacturing Co., Ltd.	900	36,907
Ain Holdings, Inc.	700	33,375

Total Japan		303,449

	Shares	Value
PHILIPPINES: 5.1%
Puregold Price Club, Inc.	184,000	$135,688
Energy Development Corp.	864,300	113,525

Total Philippines		249,213

THAILAND: 4.2%
Total Access Communication Public Co., Ltd. NVDR	251,200	209,681

Total Thailand		209,681

SINGAPORE: 3.3%
Parkway Life REIT	67,600	110,956
Vicom, Ltd.	12,800	54,345

Total Singapore		165,301

PAKISTAN: 2.5%
Abbott Laboratories Pakistan, Ltd.	11,800	71,542
Bank Alfalah, Ltd.	195,500	53,796

Total Pakistan		125,338

INDONESIA: 2.4%
PT Bank Rakyat Indonesia Persero	104,300	85,599
PT Perusahaan Gas Negara Persero	166,400	32,808

Total Indonesia		118,407

SRI LANKA: 1.8%
Nestle Lanka PLC	6,205	87,968

Total Sri Lanka		87,968

AUSTRALIA: 1.8%
Ansell, Ltd.	4,505	69,815
Tox Free Solutions, Ltd.	8,829	17,919

Total Australia		87,734

LUXEMBOURG: 1.8%
L’Occitane International SA	44,750	86,354

Total Luxembourg		86,354

BANGLADESH: 1.2%
Square Pharmaceuticals, Ltd.	19,040	61,559

Total Bangladesh		61,559

TOTAL INVESTMENTS: 98.1%		4,840,407
(Cost $4,959,486c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		93,944

NET ASSETS: 100.0%		$4,934,351

46	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

December 31, 2015

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $4,982,515 and net unrealized depreciation consists of:

Gross unrealized appreciation	$292,233
Gross unrealized depreciation	(434,341)

Net unrealized depreciation	($142,108)

ADR	American Depositary Receipt

NVDR	Non-voting Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	47

PORTFOLIO MANAGERS
Taizo Ishida	Robert Harvey, CFA
Lead Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$11.27	$11.29
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.75%	1.57%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		81
Net Assets		$169.9 million
Weighted Average Market Cap		$4.7 billion
Portfolio Turnover[3]		12.14%
Benchmark
MSCI Emerging Markets Asia Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Once fully invested and under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

Matthews Emerging Asia Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Emerging Asia Fund returned –2.56% (Investor Class) and –2.33% (Institutional Class) while its benchmark, the MSCI Emerging Markets Asia Index returned –9.47%. For the fourth quarter of the year, the Fund advanced 4.76% (Investor Class) and 4.81% (Institutional Class) versus 3.53% for the benchmark.

Market Environment:

Looking back at 2015, it was a trying year for equity investors—especially for those invested in commodities and global emerging markets. A strong U.S. dollar, prospects of interest rates rising in the U.S. and feeble global growth weighed on investor sentiment. To add to this were concerns over a flagging China, weak emerging market currencies and continued declines in commodities including oil, which all ultimately impacted market returns. The year 2015 saw Asia’s emerging markets (expressed as the MSCI Emerging Markets Asia Index) initially rise early on by almost 15% (by late April)—driven by relatively strong performances from Chinese and Korean markets in response to European Central Bank commentary and the postponement of any U.S. Federal Reserve rate hike. Sentiment then broadly started to sour as investors grew concerned about faltering growth in China and once again about the prospects for a U.S. interest rate rise. The index declined from the April high to a low of –16% in late August—a swing from peak to trough of almost 30 percentage points in less than six months. Concerns over Chinese and global growth generally continued to weigh on emerging equity markets for the remainder of the year.

Performance Contributors and Detractors:

The single biggest contributor to Fund performance in the fourth quarter and for the year was Pakistan’s The Searle Company, which returned about 23% and 96%, respectively. For the first half of the year, the company delivered strong earnings growth on the back of increased volumes and new product launches. And in recent years its management team has worked to restructure and refocus the business, maximizing domestic opportunities. Given some drug policy reforms and a growing focus on export markets, we remain optimistic about the company’s prospects. The second-biggest contributor to Fund performance for the year was PC Jeweller of India, which rose sharply on the back of solid earnings growth, mainly driven by store expansions. Looking at the top five individual contributors in the year, they come from Pakistan, India, China, Bangladesh and Vietnam respectively. Geographically, Pakistan and Bangladesh were the two biggest contributors by country for the one-year period, realizing a total return of 11.8% and 13.6%, respectively against the MSCI Emerging Markets Asia Index return of –9.5%. The relatively heavier weighting in Pakistan made it our top contributor in the quarter.

The biggest detractor was China/Hong Kong with a –16.9% return for the year. In Hong Kong, weak tourist arrivals, especially among mainland Chinese travelers materially impacted local retail sales. The result was a collapse in many domestic share prices including our position in Luk Fook Holdings; a Hong Kong-based jewelry retailer with stores in Macau, Hong Kong and China. The only name to post even weaker returns was Future Bright, which ranked as our worst performer

(continued)

1	Actual 2015 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., Rule 12b-1 fees or shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

48	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Return
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MEASX)	4.76%	-2.56%	4.92%	4/30/13
Institutional Class (MIASX)	4.81%	-2.33%	5.14%	4/30/13
MSCI Emerging Markets Asia Index[4]	3.53%	-9.47%	-1.01%
Lipper Emerging Markets Funds Category Average[5]	0.54%	-14.08%	-7.13%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	Country	% of Net Assets
The Searle Company, Ltd.	Health Care	Pakistan	5.1%
British American Tobacco Bangladesh Co., Ltd.	Consumer Staples	Bangladesh	2.9%
Olympic Industries, Ltd.	Consumer Staples	Bangladesh	2.8%
PT Gudang Garam	Consumer Staples	Indonesia	2.8%
PC Jeweller, Ltd.	Consumer Discretionary	India	2.8%
Square Pharmaceuticals, Ltd.	Health Care	Bangladesh	2.7%
Sampath Bank PLC	Financials	Sri Lanka	2.5%
K-Electric, Ltd.	Utilities	Pakistan	2.4%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.3%
PT Matahari Department Store	Consumer Discretionary	Indonesia	2.3%
% OF ASSETS IN TOP TEN			28.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	49

COUNTRY ALLOCATION (%)[7,8]
Pakistan	19.9
Bangladesh	13.9
Vietnam	12.5
India	11.2
Indonesia	9.8
China/Hong Kong	9.6
Sri Lanka	8.5
Philippines	5.9
Thailand	2.8
Singapore	1.1
Cambodia	1.1
Australia	1.0
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)[8]
Consumer Staples	25.4
Consumer Discretionary	20.7
Financials	17.5
Health Care	12.6
Industrials	9.6
Materials	4.6
Information Technology	2.5
Utilities	2.4
Energy	2.0
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	1.5
Large Cap ($10B–$25B)	1.5
Mid Cap ($3B–10B)	13.5
Small Cap (under $3B)	80.8
Cash and Other Assets, Less Liabilities	2.7

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Emerging Asia Fund

Portfolio Manager Commentary (unaudited) (continued)

for the year, with its value declining almost 67%. Disappointingly since we first initiated a position, it has collapsed in line with VIP gambling activity in Macau. The lack of ‘high-rollers’ materially impacted profitability of the Group’s high end restaurants. They also incurred material startup costs on the new ‘souvenir food’ business along with extraordinary costs associated with closing a food-hall in a Zhuhai shopping mall. Needless to say, we believe the company is now very cheap and long-term prospects for the restaurants and properties in Macau are positive.

Notable Portfolio Changes:

Late in the year, we initiated a new position in Shifa International Hospitals in Pakistan. We like this business as it is one that balances its commitment to the community-at-large (offering pro-bono services to those in need) while also generating attractive returns on capital. Looking forward, the management team has an opportunity to expand capacity and offer new services. We also added to our position in Indonesian cigarette producer Gudang Garam after substantial price weakness earlier in the year following concerns over the weakness in Indonesia’s rupiah. We also disposed of RFM in the Philippines as we have been disappointed with the strategic direction of this diversified food and beverage firm, as well as its lack of tangible operational progress.

Outlook:

The outlook is always challenging and impossible to foretell, especially as fickle investor sentiment can drive the market in the shorter term. In the medium term, high debt levels globally remain a concern and a headwind to growth while ongoing tensions in the Middle East also remain a serious concern, especially as a sharp sustained rise in oil prices will be negative for Emerging Asian economies.

Looking ahead, it seems quite possible that as Asia’s frontier markets continue to attract foreign direct investment, create new manufacturing jobs, receive growing remittance flows and grow their share of global exports off a low base, a relatively bright future could be in store for patient investors.

50	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 97.3%

	Shares	Value
PAKISTAN: 19.9%
The Searle Company, Ltd.	2,304,593	$8,677,972
K-Electric, Ltd.[b]	56,269,000	3,992,544
PAK Suzuki Motor Co., Ltd.	688,600	3,250,634
Habib Bank, Ltd.	1,508,100	2,881,567
GlaxoSmithKline Pakistan, Ltd.	1,021,540	2,143,199
Abbott Laboratories Pakistan, Ltd.	347,100	2,104,440
ICI Pakistan, Ltd.	452,600	2,086,362
Shifa International Hospitals, Ltd.	689,800	2,013,017
Hum Network, Ltd.	15,552,000	1,943,016
Pakistan Petroleum, Ltd.	1,487,800	1,732,254
Engro Foods, Ltd.[b]	1,237,100	1,731,479
National Foods, Ltd.	429,700	1,300,526

Total Pakistan		33,857,010

BANGLADESH: 13.9%
British American Tobacco Bangladesh Co., Ltd.	132,990	5,003,565
Olympic Industries, Ltd.	1,432,434	4,731,276
Square Pharmaceuticals, Ltd.	1,421,741	4,596,697
United Commercial Bank, Ltd.	11,765,239	3,193,368
Marico Bangladesh, Ltd.	161,759	2,944,127
Berger Paints Bangladesh, Ltd.	69,450	1,690,345
Bata Shoe Co. Bangladesh, Ltd.	75,700	1,271,104
Apex Footwear, Ltd.	55,836	247,037

Total Bangladesh		23,677,519

VIETNAM: 12.5%
Phu Nhuan Jewelry JSC	2,007,863	3,830,879
Tien Phong Plastic JSC	1,292,517	3,460,508
Vinh Hoan Corp.	2,579,760	3,346,995
National Seed JSC	554,535	2,342,932
Mobile World Investment Corp.[b]	632,587	2,203,152
Dinh Vu Port Investment & Development JSC	517,550	1,438,598
Nam Long Investment Corp.	1,386,590	1,406,015
DHG Pharmaceutical JSC	436,320	1,290,428
Masan Group Corp.[b]	273,360	941,532
Saigon Securities, Inc. [b]	820,828	809,423
Phuoc Hoa Rubber JSC	304,000	220,378

Total Vietnam		21,290,840

INDIA: 11.2%
PC Jeweller, Ltd.	801,621	4,689,501
Supreme Industries, Ltd.	223,468	2,296,000
Emami, Ltd.	126,978	1,912,950
Praj Industries, Ltd.	1,224,447	1,700,344
Info Edge India, Ltd.	124,174	1,599,986
VST Industries, Ltd.	49,694	1,270,563
GRUH Finance, Ltd.	304,007	1,253,251
Shalimar Paints, Ltd.[b]	525,830	1,139,983
Shriram Transport Finance Co., Ltd.	83,544	1,080,177
Shriram City Union Finance, Ltd.	41,454	992,592
Cipla India, Ltd.	60,053	588,691
Multi Commodity Exchange of India, Ltd.	32,155	448,210

Total India		18,972,248

	Shares	Value
INDONESIA: 9.8%
PT Gudang Garam	1,184,800	$4,702,376
PT Matahari Department Store	3,032,600	3,839,072
PT Mayora Indah	1,179,600	2,599,369
PT Bank Mandiri Persero	3,728,900	2,476,139
PT Sumber Alfaria Trijaya	38,533,300	1,621,278
PT Indofood CBP Sukses Makmur	1,301,700	1,259,275
PT Electronic City Indonesia	2,591,700	159,807

Total Indonesia		16,657,316

CHINA/HONG KONG: 9.6%
Shenzhou International Group Holdings, Ltd.	689,000	3,948,508
CIMC Enric Holdings, Ltd.	4,378,000	2,550,638
Luk Fook Holdings International, Ltd.	1,200,000	2,534,730
Playmates Toys, Ltd.	8,756,000	2,204,598
Tencent Holdings, Ltd.	88,700	1,736,745
Future Bright Holdings, Ltd.	9,948,000	996,615
Haitian International Holdings, Ltd.	618,000	896,632
Alibaba Group Holding, Ltd. ADR[b]	10,300	837,081
Louis XIII Holdings, Ltd.[b]	1,923,000	520,530

Total China/Hong Kong		16,226,077

SRI LANKA: 8.5%
Sampath Bank PLC	2,483,749	4,270,154
National Development Bank PLC	2,515,196	3,385,668
Hemas Holdings PLC	5,038,636	3,244,986
Aitken Spence Hotel Holdings PLC	1,973,457	930,295
Chevron Lubricants Lanka PLC	260,863	621,708
Ceylon Tobacco Co. PLC	85,424	587,753
Ceylinco Insurance Co. PLC	51,393	529,286
Expolanka Holdings PLC	9,348,946	524,967
Lanka Orix Leasing Co. PLC[b]	573,466	373,697

Total Sri Lanka		14,468,514

PHILIPPINES: 5.9%
Puregold Price Club, Inc.	4,214,000	3,107,551
Universal Robina Corp.	505,710	1,995,549
Vista Land & Lifescapes, Inc.	18,094,100	1,986,577
Emperador, Inc.	9,273,800	1,763,904
GT Capital Holdings, Inc.	40,630	1,138,273

Total Philippines		9,991,854

THAILAND: 2.8%
SNC Former Public Co., Ltd.	5,111,700	1,938,085
Srisawad Power 1979 Public Co., Ltd.	1,283,568	1,690,430
Beauty Community Public Co., Ltd.	7,142,000	1,133,697

Total Thailand		4,762,212

SINGAPORE: 1.1%
Yoma Strategic Holdings, Ltd.[b]	5,491,766	1,787,119

Total Singapore		1,787,119

CAMBODIA: 1.1%
NagaCorp, Ltd.	2,828,000	1,781,353

Total Cambodia		1,781,353

matthewsasia.com | 800.789.ASIA	51

Matthews Emerging Asia Fund

December 31, 2015

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
AUSTRALIA: 1.0%
Oil Search, Ltd.	349,221	$1,699,778

Total Australia		1,699,778

TOTAL COMMON EQUITIES		165,171,840

(Cost $158,973,147)

RIGHTS: 0.0%
PAKISTAN: 0.0%
Shifa International Hospitals, Ltd., expires 1/29/16[b]	55,184	24,050

Total Pakistan		24,050

TOTAL RIGHTS		24,050

(Cost $0)

WARRANTS: 0.0%
THAILAND: 0.0%
Srisawad Power 1979 Public Co., Ltd., expires 6/11/20[b]	50,336	17,485

Total Thailand		17,485

TOTAL WARRANTS		17,485

(Cost $0)

TOTAL INVESTMENTS: 97.3%		165,213,375
(Cost $158,973,147c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%		4,655,120

NET ASSETS: 100.0%		$169,868,495

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $158,973,147 and net unrealized appreciation consists of:

Gross unrealized appreciation	$25,659,723
Gross unrealized depreciation	(19,419,495)

Net unrealized appreciation	$6,240,228

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

52	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Andrew Mattock, CFA
Lead Manager
Henry Zhang, CFA	Winnie Chwang
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$18.42	$18.39
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.14%	0.99%
Portfolio Statistics
Total # of Positions		43
Net Assets		$734.0 million
Weighted Average Market Cap		$49.3 billion
Portfolio Turnover[2]		66.22%
Benchmark
MSCI China Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews China Fund returned 2.41% (Investor Class) and 2.50% (Institutional Class) while its benchmark, the MSCI China Index, returned –7.62%. For the fourth quarter of the year, the Fund returned 10.33% (Investor and Institutional Class) versus 4.03% for the Index.

Market Environment:

After a strong start to the year, associated with a rally in mainland indices, China’s equity market environment turned extremely negative. The heavy-handed approach used by authorities in attempting to stabilize this decline also prompted investor concern. Amid this turmoil, Chinese authorities, to the dismay of global markets, suddenly adjusted the mechanism for the daily setting of exchange rates. This change was not well-communicated and created much confusion. However, we ultimately consider the move to be a long-term positive development. The confusion regarding the currency intensified during the year as fears of capital flight reappeared. Onshore foreign exchange deposits in China have not increased with any significance, which may suggest a healthy adjustment is taking place. Another thing to note is that most of the foreign exchange reserve depletion occurred during the third quarter, and the run rate since has narrowed, which perhaps implies that a one-off balance sheet adjustment, rather than consistent capital outflows, is taking place. We believe the initial loss in reserves is a U.S. dollar adjustment in working capital by Chinese corporates, both onshore and offshore. Finally, China is receiving a US$500 to US$600 billion trade surplus annually. As commodity prices weaken, this should provide a buffer for continued outflows. We anticipate flows to moderate significantly. On the economic front, the lack of sequential growth momentum in China continues due to a decline in property market investment, and a slowing of the fixed asset investment in manufacturing. Our central case is that 2016 will be similar to 2015 in that we believe the economy should continue to shed excess capacity in some industries and associated nonperforming loans will be recognized. So far, this adjustment has been orderly, and we believe this will continue to be the case. The end of this down-cycle will be indicated by a moderation of write-offs at Chinese banks, and we are watching for this. The timing of this moderation, we feel, is uncertain and may well be a 2017 event. Meanwhile, the government refrains from launching large-scale stimulus programs to spur short-term economic growth, instead continuing with its approach to help stimulate only targeted areas and continue with structural long-term reform.

Performance Contributors and Detractors:

During the year, the health care sector was among the biggest contributors to relative Fund performance. Health care companies overall reported strong earnings, showing continued growth momentum. The year ahead will be more difficult for these companies as more intense pricing pressure and competition increases. Among our health care holdings, Jiangsu Hengrui Medicine was a top contributor to Fund performance, and the drug maker is typical of health care companies we favor as it has a strong diversified product pipeline and is committed to moving up the value chain, away from pure generics.

During the fourth quarter, financials sector holdings also contributed to Fund performance. Tier one property developers continue to take market share in a consolidating industry where overall trends are flat at best. In particular, China Vanke and China Resources Land contributed outsized returns. The Internet space was also another bright spot for the Fund. NetEase, a gaming company that develops most of its games in-house, further enhanced its mobile gaming platform and was a strong performer. ANTA Sports Products, a branded sportswear company that has benefited from an improvement in brand perception through focused

(continued)

1	Actual 2015 expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	53

PERFORMANCE AS OF DECEMBER 31, 2015
	3 Months	1 Year	Average Annual Total Returns					Inception Date
			3 Years	5 Years	10 Years	Since Inception
Investor Class (MCHFX)	10.33%	2.41%	1.50%	-1.04%	10.86%	9.37%		2/19/98
Institutional Class (MICFX)	10.33%	2.50%	1.65%	-0.88%	n.a.	-1.16%		10/29/10
MSCI China Index[3]	4.03%	-7.62%	1.31%	0.91%	10.31%	3.27%	[4]
Lipper China Region Funds Category Average[5]	7.29%	-3.02%	2.98%	0.36%	7.97%	6.82%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

4	Calculated from 2/28/98.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	8.2%
Ping An Insurance Group Co. of China, Ltd.	Financials	5.5%
China Construction Bank Corp.	Financials	4.3%
China Life Insurance Co., Ltd.	Financials	3.6%
China Overseas Land & Investment, Ltd.	Financials	3.3%
China Resources Land, Ltd.	Financials	3.3%
China State Construction International Holdings, Ltd.	Industrials	3.1%
JD.com, Inc.	Consumer Discretionary	2.9%
NetEase, Inc.	Information Technology	2.8%
China Vanke Co., Ltd.	Financials	2.8%
% OF ASSETS IN TOP TEN		39.8%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

54	MATTHEWS ASIA FUNDS

Matthews China Fund

Portfolio Manager Commentary (unaudited) (continued)

advertisement, also did well. It has shown prowess in managing its inventory cycle in recent years.

Performance in the industrial space was among the biggest detractors to Fund performance. Among our industrials holdings, Air China, despite weak oil prices, was a poor performer. Sentiment around excessive RMB depreciation on Air China’s USD debt offset the strong consumer travel story.

It must be highlighted that being thorough in our bottom-up approach helped the Fund in tough conditions during 2015. Minimizing stock selection mistakes and staying away from companies where the outlook was particularly uncertain ensured the Fund had a good year relative to its benchmark.

Notable Portfolio Changes:

During the quarter, we increased our positions in the life insurance industry, which significantly boosted our financials weighting. Although life insurers are classified within the financials sector, we tend to view such businesses as consumer discretionary holdings in China. Sales of life insurance policies are showing very positive operating trends as companies continue to penetrate China’s untapped regions. We believe Chinese life insurance policy design and the reduction in the interest rate environment in China have boosted the appetite for such sales. Our holdings here include AIA, Ping An and China Life. The insurance industry has strong competitive dynamics in which the big companies dominate and there is real strength in economies of scale in the ability to attract agency workforce.

During the year, we exited instant noodle producer Tingyi as we believed the barriers to entry and competition in its core noodle business continued unabated. We also sold Golden Eagle, Tsingtao Brewery, Sun Art Retail and Belle, the women’s shoe retail store operator, as over-supply and Internet channels continue to pose margin and sales issues in the traditional retail space. Market conditions in 2015 allowed us to re-evaluate Fund positions, and we took the opportunity to replace some holdings with securities that were previously too expensive. These changes resulted in unusually high turnover for the portfolio, which caused a higher distribution than is typical for this Fund. We expect turnover to moderate significantly in 2016 as we completed portfolio restructuring by the third quarter of 2015.

Outlook:

Looking forward, we expect the central government to continue to achieve a balance between non-intervention and major stimulus programs. Targeted accommodative policies have been adopted to prevent the economy from further slowing. The government has been making efforts to accelerate the reform process by encouraging and supporting the private sector economy, and increasing the role of market forces. Capital market reform is also high on the agenda. This area of reform should not be underestimated, and we anticipate seeing further reforms over the next 12 months. In particular, capital account reforms in relation to the currency and opening up of equity and bond markets will provide short-term volatility as the market tends to react negatively to big changes and uncertainty of outcome. The government, we believe, has the firepower to manage this transition. The last point to note on capital account reform is it is massively underrepresented in Chinese assets, bonds, equity and cash. Any signs of an improvement in the underlying nature of the Chinese economy could facilitate a sizable reallocation into a market that remains underrepresented in global portfolios. At current valuations, we see the risk-to-reward ratio as extremely attractive, despite the skepticism on China’s growth transition away from heavy industry. We believe the determination of the government to achieve this objective is clear. Despite valuations being cheap, we expect volatility should present us with attractive alpha-generating ideas. The reform agenda in place may be slower than the market would like, but it must be remembered that the changes taking place are very significant and something we have not seen since China’s World Trade Organization deal was signed.

SECTOR ALLOCATION[7]
Financials	38.5
Consumer Discretionary	17.7
Information Technology	16.8
Industrials	15.4
Health Care	5.3
Consumer Staples	2.7
Utilities	2.4
Energy	1.0
Cash and Other Assets, Less Liabilities	0.2

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	45.8
Large Cap ($10B–$25B)	24.4
Mid Cap ($3B–10B)	22.7
Small Cap (under $3B)	6.9
Cash and Other Assets, Less Liabilities	0.2

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	55

Matthews China Fund

December 31, 2015

Consolidated Schedule of Investmentsa

COMMON EQUITIES: CHINA/HONG KONG: 99.8%

	Shares	Value
FINANCIALS: 38.5%
Insurance: 11.6%
Ping An Insurance Group Co. of China, Ltd. H Shares	7,304,500	$40,282,162
China Life Insurance Co., Ltd. H Shares	8,199,000	26,320,418
AIA Group, Ltd.	3,048,400	18,214,444

		84,817,024

Real Estate Management & Development: 11.4%
China Overseas Land & Investment, Ltd.	6,896,000	24,007,477
China Resources Land, Ltd.	8,280,000	23,959,855
China Vanke Co., Ltd. H Shares[b]	6,993,268	20,510,781
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	3,735,686	15,155,899

		83,634,012

Banks: 9.5%
China Construction Bank Corp. H Shares	46,063,660	31,422,239
China Merchants Bank Co., Ltd. H Shares	6,738,643	15,774,088
Chongqing Rural Commercial Bank Co., Ltd. H Shares	24,695,000	14,832,333
BOC Hong Kong Holdings, Ltd.	2,583,000	7,860,125

		69,888,785

Capital Markets: 4.0%
CITIC Securities Co., Ltd. H Shares	6,437,500	14,916,650
China Galaxy Securities Co., Ltd. H Shares	16,092,500	14,625,430

		29,542,080

Diversified Financial Services: 2.0%
Hong Kong Exchanges and Clearing, Ltd.	563,400	14,352,497

Total Financials		282,234,398

CONSUMER DISCRETIONARY: 17.7%
Internet & Catalog Retail: 6.1%
JD.com, Inc. ADR[c]	650,600	20,991,609
Vipshop Holdings, Ltd. ADR[c]	905,729	13,830,482
Ctrip.com International, Ltd. ADR[c]	220,700	10,225,031

		45,047,122

Household Durables: 3.5%
Gree Electric Appliances, Inc. of Zhuhai A Shares[d]	3,824,278	13,102,936
Haier Electronics Group Co., Ltd.	6,170,000	12,454,212

		25,557,148

Textiles, Apparel & Luxury Goods: 2.4%
ANTA Sports Products, Ltd.	6,436,000	17,595,152

Auto Components: 2.1%
Fuyao Glass Industry Group Co., Ltd. A Shares[d]	6,640,207	15,484,948

Media: 1.8%
Shanghai Oriental Pearl Media Co., Ltd. A Shares	2,316,008	13,283,532

Automobiles: 1.8%
Chongqing Changan Automobile Co., Ltd. B Shares	5,827,934	12,831,424

Total Consumer Discretionary		129,799,326

	Shares	Value
INFORMATION TECHNOLOGY: 16.8%
Internet Software & Services: 12.9%
Tencent Holdings, Ltd.	3,079,800	$60,302,441
NetEase, Inc. ADR	113,600	20,588,864
Baidu, Inc. ADR[c]	73,000	13,799,920

		94,691,225

Electronic Equipment, Instruments & Components: 2.1%
Hangzhou Hikvision Digital Technology Co., Ltd. A Shares[d]	2,915,459	15,408,886

Communications Equipment: 1.8%
ZTE Corp. H Shares	5,927,164	13,455,192

Total Information Technology		123,555,303

INDUSTRIALS: 15.4%
Commercial Services & Supplies: 3.1%
China Everbright International, Ltd.	10,219,000	13,066,815
Dongjiang Environmental Co., Ltd. H Shares	5,715,600	9,659,264

		22,726,079

Construction & Engineering: 3.1%
China State Construction International Holdings, Ltd.	12,992,000	22,467,209

Transportation Infrastructure: 2.7%
China Merchants Holdings International Co., Ltd.	4,308,581	13,627,483
Qingdao Port International Co., Ltd. H Shares	14,043,000	6,253,358

		19,880,841

Electrical Equipment: 1.9%
Boer Power Holdings, Ltd.	7,745,000	13,914,473

Airlines: 1.8%
Air China, Ltd. H Shares	16,949,900	13,293,749

Air Freight & Logistics: 1.8%
Sinotrans, Ltd. H Shares	24,822,000	13,213,014

Marine: 1.0%
SITC International Holdings Co., Ltd.	13,886,000	7,340,266

Total Industrials		112,835,631

HEALTH CARE: 5.3%
Pharmaceuticals: 3.3%
Jiangsu Hengrui Medicine Co., Ltd. A Shares[d]	1,799,919	13,572,325
Sino Biopharmaceutical, Ltd.	12,317,000	11,136,006

		24,708,331

Health Care Providers & Services: 2.0%
Sinopharm Group Co., Ltd. H Shares	3,625,600	14,474,210

Total Health Care		39,182,541

CONSUMER STAPLES: 2.7%
Beverages: 2.7%
Kweichow Moutai Co., Ltd. A Shares[d]	584,779	19,586,079

Total Consumer Staples		19,586,079

56	MATTHEWS ASIA FUNDS

Matthews China Fund

December 31, 2015

Consolidated Schedule of Investmentsa (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
UTILITIES: 2.4%
Water Utilities: 2.4%
Beijing Enterprises Water Group, Ltd.	25,054,000	$17,474,787

Total Utilities		17,474,787

ENERGY: 1.0%
Oil, Gas & Consumable Fuels: 1.0%
China Shenhua Energy Co., Ltd. H Shares	4,891,500	7,638,084

Total Energy		7,638,084

TOTAL INVESTMENTS: 99.8%		732,306,149
(Cost $657,904,382e)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		1,736,934

NET ASSETS: 100.0%		$734,043,083

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Illiquid security, trading was halted at December 31, 2015.

c	Non-income producing security.

d	Security held by Matthews CF-U Series. See note 2-C.

e	Cost for federal income tax purposes is $659,256,884 and net unrealized appreciation consists of:

Gross unrealized appreciation	$111,959,009
Gross unrealized depreciation	(38,909,744)

Net unrealized appreciation	$73,049,265

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	57

PORTFOLIO MANAGERS
Sunil Asnani
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$26.43	$26.49
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.90%
Portfolio Statistics
Total # of Positions		48
Net Assets		$1.5 billion
Weighted Average Market Cap		$9.6 billion
Portfolio Turnover[2]		9.51%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews India Fund returned 0.90% (Investor Class) and 1.12% (Institutional Class) while its benchmark, the S&P Bombay Stock Exchange 100 Index, declined –6.41%. For the fourth quarter of the year, the Fund returned –1.26% (Investor Class) and –1.23% (Institutional Class) versus –0.65% for the Index.

Market Environment:

Investor sentiment over Indian equities in 2015 was largely negative following consecutive quarters of dismal earnings growth. However, in the fourth quarter India’s stock markets were marginally positive, possibly suggesting more optimism over earnings growth. In 2015, there was a notable disconnect between moderate GDP growth and flat-to-marginally negative corporate earnings growth. This may partly be explained by different sector composition between the economy and the capital markets, which are represented by varying sectors. Another plausible explanation may be the difference between India’s declining wholesale price index and the consumer price index, which in general has grown recently by mid-single digits.

A lack of progress in economic reforms continues to be a disappointment. Parliamentary sessions during the second half of the year ended without much movement on the reform agenda, and a deadlock continued to delay a high-profile proposed Goods & Service Tax (GST) bill. However, Indian stock markets were marginally positive during the fourth quarter, which might suggest that investors had recalibrated expectations over the timing of economic reforms. During the fourth quarter, the energy, utilities, and materials sectors performed relatively better than more defensive sectors, such as consumer staples, health care and information technology after underperforming them for most of the year.

India’s central bank was quite active during the year. The Reserve Bank of India (RBI) provided some support to the market by reducing interest rates by 100 basis points (1.0%) in 2015. RBI’s engagement with private and public sector banks during the year also led to faster transmission of interest rate cuts in the economy.

Despite the year’s headwinds, the rupee depreciated only 4.5% and held up much better against the U.S. dollar versus other emerging market currencies. High real interest rates in India coupled with a lower current account deficit for India led investors to prefer rupee-denominated assets in 2015.

Performance Contributors and Detractors:

The outperformance of the portfolio during the year could be explained by our limited exposure to macro-dependent sectors, such as state-owned banks and metals, and higher exposure to relatively defensive and secular sectors, such as information technology, consumer staples and health care. Our portfolio has historically been positioned to be light on commodity-dependent sectors, and also underweight on companies particularly dependent on policy tailwinds, with limited control over their own destinies. This strategy helped us in 2015, when much-anticipated investment and banking reforms failed to emerge. While moderating economic growth adversely affected consumer stocks, the drop in input prices was able to sustain earnings growth. Our health care and information technology holdings actually benefited from India’s weakening rupee, even though our rationale for these holdings are company-specific.

Notable Portfolio Changes:

During the year, we exited a few positions and added to new positions across sectors such as technology, health care and consumer discretionary. One such

(continued)

1	Actual 2015 expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

58	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	-1.26%	0.90%	15.84%	5.37%	11.10%	12.27%		10/31/05
Institutional Class (MIDNX)	-1.23%	1.12%	16.04%	5.55%	n.a.	4.95%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	-0.65%	-6.41%	5.43%	-1.00%	8.20%	9.95%	[4]
Lipper India Region Funds Category Average[5]	-0.36%	-3.85%	7.61%	-1.34%	6.77%	8.22%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

4	Calculated from 10/31/05.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	% of Net Assets
Taro Pharmaceutical Industries, Ltd.	Health Care	5.1%
ITC, Ltd.	Consumer Staples	4.8%
IndusInd Bank, Ltd.	Financials	4.7%
Shriram City Union Finance, Ltd.	Financials	4.6%
eClerx Services, Ltd.	Information Technology	4.5%
Cognizant Technology Solutions Corp.	Information Technology	4.3%
Mindtree, Ltd.	Information Technology	4.1%
Kotak Mahindra Bank, Ltd.	Financials	4.1%
Ajanta Pharma, Ltd.	Health Care	4.0%
Housing Development Finance Corp., Ltd.	Financials	3.7%
% OF ASSETS IN TOP TEN		43.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	59

SECTOR ALLOCATION (%)[7]
Financials	26.9
Consumer Staples	18.2
Information Technology	16.8
Health Care	14.9
Industrials	9.7
Consumer Discretionary	8.2
Materials	5.4
Liabilities in Excess of Cash and Other Assets	-0.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	17.4
Large Cap ($10B–$25B)	5.3
Mid Cap ($3B–10B)	26.3
Small Cap (under $3B)	51.1
Liabilities in Excess of Cash and Other Assets	-0.1

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews India Fund

Portfolio Manager Commentary (unaudited) (continued)

addition was Just Dial, which began as a firm in the space of online local classifieds, and is now trying to capture more online business. The company’s economic moat lies in its ability to enlist millions of businesses, which attract over 100 million search requests. The challenge for Just Dial is to remain relevant to customers while also maintaining profitability.

Outlook:

Toward the end of 2015, inflation in India accelerated to a 14-month high. While reported inflation has remained in line with central bank expectations, it seems unlikely there will be further monetary policy easing anytime soon. We believe RBI’s focus going forward may remain on interest rate transmission.

The central bank has also been active in trying to resolve the issue of stressed assets that have been plaguing large bank balance sheets. The central government introduced a bankruptcy bill in 2015, aimed at offering changes to help the current situation. We believe these efforts should help improve credit availability in the economy.

During the year, infrastructure projects related to highways, railways and water sanitation have seen substantial improvement over last year. Mobilization of resources and labor associated with these projects is expected to gather momentum in coming months, which should improve job creation for the country’s rural economy.

While opposition continues to stall Prime Minister Narendra Modi’s government reform agenda, incremental steps are consistently being taken. Recently, the central government has announced steps to rationalize and to implement the direct transfer of fuel price subsidies. These steps would reduce the fiscal burden and make funds available for infrastructure investment.

60	MATTHEWS ASIA FUNDS

Matthews India Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 100.1%

	Shares	Value
FINANCIALS: 26.9%
Banks: 12.7%
IndusInd Bank, Ltd.	4,875,934	$71,166,711
Kotak Mahindra Bank, Ltd.	5,697,258	61,709,554
HDFC Bank, Ltd.	2,030,165	33,157,947
HDFC Bank, Ltd. ADR	206,922	12,746,395
IDFC Bank, Ltd.[b]	13,050,467	12,003,717

		190,784,324

Consumer Finance: 5.4%
Shriram City Union Finance, Ltd.	2,870,154	68,724,176
Sundaram Finance, Ltd.	588,318	12,196,857

		80,921,033

Thrifts & Mortgage Finance: 4.9%
Housing Development Finance Corp., Ltd.	2,958,810	56,276,097
GRUH Finance, Ltd.	4,421,238	18,226,297

		74,502,394

Diversified Financial Services: 3.8%
CRISIL, Ltd.	1,527,723	45,292,068
IDFC, Ltd.	13,050,467	9,481,647
Multi Commodity Exchange of India, Ltd.	168,101	2,343,168

		57,116,883

Real Estate Management & Development: 0.1%
Ascendas India Trust	1,966,800	1,206,796

Total Financials		404,531,430

CONSUMER STAPLES: 18.2%
Personal Products: 9.9%
Emami, Ltd.	3,520,577	53,038,228
Bajaj Corp., Ltd. [b]	5,759,447	36,857,511
Dabur India, Ltd.	8,332,176	34,813,557
Marico, Ltd.	7,362,328	25,130,114

		149,839,410

Tobacco: 6.9%
ITC, Ltd.	14,617,949	72,283,101
VST Industries, Ltd.†	1,215,704	31,082,796

		103,365,897

Food Products: 1.4%
Zydus Wellness, Ltd.	1,670,471	21,813,810

Total Consumer Staples		275,019,117

INFORMATION TECHNOLOGY: 16.8%
IT Services: 12.9%
eClerx Services, Ltd.†	3,135,581	67,149,179
Cognizant Technology Solutions Corp. Class Ab	1,082,700	64,983,654
Mindtree, Ltd.	2,888,292	62,378,571

		194,511,404

Internet Software & Services: 3.9%
Info Edge India, Ltd.	3,072,208	39,585,498
Just Dial, Ltd.	1,528,000	19,379,275

		58,964,773

Total Information Technology		253,476,177

	Shares	Value
HEALTH CARE: 14.9%
Pharmaceuticals: 14.1%
Taro Pharmaceutical Industries, Ltd.[b]	501,466	$77,501,570
Ajanta Pharma, Ltd.	2,992,072	59,956,701
Sun Pharma Advanced Research Co., Ltd.[b]	4,651,736	23,793,898
Sun Pharmaceutical Industries, Ltd.	1,867,725	23,104,182
Alembic Pharmaceuticals, Ltd.	2,042,940	21,461,581
Caplin Point Laboratories, Ltd.	264,872	5,635,653

		211,453,585

Health Care Equipment & Supplies: 0.8%
Poly Medicure, Ltd.	2,076,732	12,449,811

Total Health Care		223,903,396

INDUSTRIALS: 9.7%
Machinery: 5.1%
AIA Engineering, Ltd.	3,107,467	41,780,911
Thermax, Ltd.	1,501,877	20,544,268
Ashok Leyland, Ltd.	11,106,152	14,693,261

		77,018,440

Air Freight & Logistics: 1.8%
Blue Dart Express, Ltd.	261,973	26,707,715

Road & Rail: 1.6%
Container Corp. of India, Ltd.	1,191,324	23,612,067

Transportation Infrastructure: 1.2%
Gujarat Pipavav Port, Ltd.[b]	8,578,564	18,221,810

Total Industrials		145,560,032

CONSUMER DISCRETIONARY: 8.2%
Textiles, Apparel & Luxury Goods: 5.0%
Titan Co., Ltd.	7,860,467	41,095,343
Page Industries, Ltd.	107,100	21,614,593
Kewal Kiran Clothing, Ltd.	266,781	8,887,424
Vaibhav Global, Ltd.[b]	500,000	3,769,485

		75,366,845

Household Durables: 3.2%
Symphony, Ltd.	1,166,560	40,630,679
LA Opala RG, Ltd.	746,323	7,171,775

		47,802,454

Total Consumer Discretionary		123,169,299

MATERIALS: 5.4%
Chemicals: 3.5%
Supreme Industries, Ltd.	1,988,965	20,435,426
Asian Paints, Ltd.	1,379,000	18,370,639
Castrol India, Ltd.	2,139,063	14,246,267

		53,052,332

Metals & Mining: 1.9%
NMDC, Ltd.	21,023,892	28,457,932

Total Materials		81,510,264

matthewsasia.com | 800.789.ASIA	61

Matthews India Fund

December 31, 2015

Schedule of Investmentsa (continued)

Value
TOTAL INVESTMENTS: 100.1%	$1,507,169,715
(Cost $1,264,551,439c)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.1%)	(1,342,721)

NET ASSETS: 100.0%	$1,505,826,994

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $1,264,693,757 and net unrealized appreciation consists of:

Gross unrealized appreciation	$331,685,282
Gross unrealized depreciation	(89,209,324)

Net unrealized appreciation	$242,475,958

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

62	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Kenichi Amaki
Lead Manager
Taizo Ishida
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$18.97	$19.00
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	0.99%	0.87%
Portfolio Statistics
Total # of Positions		61
Net Assets		$1.9 billion
Weighted Average Market Cap		$16.0 billion
Portfolio Turnover[2]		24.19%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Japan Fund returned 20.83% (Investor Class) and 20.94% (Institutional Class) outperforming its benchmark, the MSCI Japan Index, which returned 9.90%. For the fourth quarter of the year, the Fund returned 10.42% (Investor Class) and 10.47% (Institutional Class) versus 9.38% for the Index.

Market Environment:

Japanese equities finally delivered in 2015—marking the first time since 2010 that the MSCI Japan Index, which gained 9.90%, outperformed the S&P 500 Index, which gained 1.37%, in U.S. dollar terms. While investors cheered robust corporate earnings and rising shareholder returns, markets were also supported by outsized purchases by the Bank of Japan and government pension funds. In fact, 2015 was a rare year in which market gains were not driven by overseas fund inflows. Japan’s currency, the yen, remained within a tight range throughout the year and had little impact on equity performance.

However, it was a disappointing year for the economy, which continued to stagnate due to weak consumption and capital expenditures. Higher product prices, particularly in food, apparel and other daily necessities, somewhat curtailed consumer spending. Wage growth has not been sufficient enough to improve consumer sentiment.

Performance and Contributors:

The consumer discretionary sector was the leading contributor to Fund performance in 2015. Names we added during the year, such as hotel and dormitory operator Kyoritsu Maintenance and retailer Ryohin Keikaku were some top performers. Both benefited from rising household incomes in China as inbound tourism pushed up hotel occupancy in Japan and Ryohin Keikaku saw robust sales growth for its MUJI brand stores in China. The top absolute contributor was Asahi Intecc, a medical device company. We have held Asahi Intecc for more than five years, and the firm continues to exceed expectations in terms of both regional expansions as well as new product launches.

On the other hand, among the worst-performing holdings was telecom operator SoftBank. Turning around Softbank’s U.S. subsidiary, Sprint, proved to be a far larger challenge than SoftBank had expected. Intervention by the Japanese government to lower telecom tariffs has also weighed on SoftBank’s share price. We decided to exit SoftBank as we believe government intervention in the telecom sector may continue, and that it would limit SoftBank’s ability to generate sufficient cash flow to fund its many ventures, including Sprint.

Notable Portfolio Changes:

Over the course of the year, we have increased exposure to service-oriented businesses. Business activity in Japan remains robust while labor is becoming harder to find and gradually more expensive. Given such an environment, we believe service companies that can provide a means for businesses to be more productive have an opportunity to grow their presence. In the past quarter, we added MISUMI Group, a company that sells machine tool and automation components online. Our focus on more service-oriented firms also puts us more in line with the actual composition of Japan’s increasingly service-oriented economy, while the benchmark remains dominated by large-scale manufacturing businesses.

Outlook:

From a top-down perspective, we expect Japan’s GDP growth to continue to stagnate in 2016. Weak consumption continues to be a drag on growth. Hourly wages

(continued)

1	Actual 2015 expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	63

PERFORMANCE AS OF DECEMBER 31, 2015
	3 Months	1 Year	Average Annual Total Returns					Inception Date
			3 Years	5 Years	10 Years	Since Inception
Investor Class (MJFOX)	10.42%	20.83%	16.41%	9.53%	2.16%	5.88%		12/31/98
Institutional Class (MIJFX)	10.47%	20.94%	16.56%	9.65%	n.a.	11.59%		10/29/10
MSCI Japan Index[3]	9.38%	9.90%	10.45%	4.61%	1.08%	2.93%	[4]
Lipper Japanese Funds Category Average[5]	8.97%	12.03%	11.65%	5.95%	0.63%	4.01%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definitions.

4	Calculated from 12/31/98.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	% of Net Assets
Kao Corp.	Consumer Staples	3.0%
Toyota Motor Corp.	Consumer Discretionary	2.6%
Tokio Marine Holdings, Inc.	Financials	2.5%
Pigeon Corp.	Consumer Staples	2.5%
Asahi Intecc Co., Ltd.	Health Care	2.4%
Nihon M&A Center, Inc.	Industrials	2.3%
Keyence Corp.	Information Technology	2.2%
Ryohin Keikaku Co., Ltd.	Consumer Discretionary	2.2%
Hoya Corp.	Health Care	2.2%
COOKPAD, Inc.	Information Technology	2.2%
% OF ASSETS IN TOP TEN		24.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

64	MATTHEWS ASIA FUNDS

Matthews Japan Fund

Portfolio Manager Commentary (unaudited) (continued)

have seen consistent growth of approximately 1% year-over-year but so far have not resulted in increased consumption. Productivity gains remain benign and businesses have not undertaken sufficient investment to boost productivity going forward.

On the other hand, we believe the bottom-up picture looks fine. Though we expect profit growth in Japan to slow in 2016, such growth should still be higher on a relative basis compared to other major markets. Valuations also remain attractive on a relative basis despite the gains seen in 2015.

The most notable event for investors in 2015 was the implementation of Japan’s Corporate Governance Code. Dividends paid out by listed firms have increased substantially on the back of strong earnings. Major banks have announced detailed plans to further dispose of cross shareholdings.1 Though we do not expect a quick and drastic change in Japan’s corporate culture, we believe these developments may bring about a gradual improvement in return on equity for listed Japanese companies. These improvements may prompt a further market re-rating of Japanese equities over the long term, and as such, we remain optimistic on the outlook for Japanese equities.

1	Cross Shareholdings: A situation in which a publicly traded corporation owns stock in another listed entity.

SECTOR ALLOCATION (%)[7]
Industrials	25.2
Consumer Discretionary	16.5
Consumer Staples	14.9
Health Care	13.3
Information Technology	12.8
Financials	10.5
Materials	2.3
Cash and Other Assets, Less Liabilities	4.5

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	16.5
Large Cap ($10B–$25B)	18.7
Mid Cap ($3B–10B)	18.6
Small Cap (under $3B)	41.7
Cash and Other Assets, Less Liabilities	4.5

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	65

Matthews Japan Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: JAPAN: 95.5%

	Shares	Value
INDUSTRIALS: 25.2%
Professional Services: 7.6%
Nihon M&A Center, Inc.	923,500	$44,463,081
TechnoPro Holdings, Inc.	1,380,700	40,295,867
Nomura Co., Ltd.	1,945,400	29,894,675
Benefit One, Inc.	889,800	20,802,414
Recruit Holdings Co., Ltd.	432,200	12,703,995

		148,160,032

Machinery: 7.2%
Komatsu, Ltd.	2,270,100	37,144,401
Mitsubishi Heavy Industries, Ltd.	8,421,000	36,820,838
Harmonic Drive Systems, Inc.	1,553,200	33,591,409
SMC Corp.	128,600	33,401,781

		140,958,429

Electrical Equipment: 3.7%
Mabuchi Motor Co., Ltd.	691,600	37,481,205
Nidec Corp.	472,500	34,263,806

		71,745,011

Building Products: 2.8%
Daikin Industries, Ltd.	402,200	29,288,880
Aica Kogyo Co., Ltd.	1,298,500	25,516,059

		54,804,939

Trading Companies & Distributors: 2.1%
MISUMI Group, Inc.	2,954,100	40,806,916

Road & Rail: 1.2%
Trancom Co., Ltd.	429,400	23,872,140

Air Freight & Logistics: 0.6%
AIT Corp.†	1,130,300	10,956,219

Total Industrials		491,303,686

CONSUMER DISCRETIONARY: 16.5%
Specialty Retail: 4.7%
VT Holdings Co., Ltd.	5,401,800	32,130,902
United Arrows, Ltd.	636,100	27,422,983
Sac’s Bar Holdings, Inc.	1,480,350	21,595,166
Workman Co., Ltd.	171,000	11,110,684

		92,259,735

Automobiles: 2.6%
Toyota Motor Corp.	831,000	51,172,166

Multiline Retail: 2.2%
Ryohin Keikaku Co., Ltd.	213,500	43,236,189

Hotels, Restaurants & Leisure: 2.0%
Kyoritsu Maintenance Co., Ltd.	457,900	39,269,339

Internet & Catalog Retail: 2.0%
Start Today Co., Ltd.	1,198,100	38,568,297

Distributors: 1.7%
Doshisha Co., Ltd.	1,643,200	33,144,176

Auto Components: 1.3%
Nifco, Inc.	519,200	24,046,911

Total Consumer Discretionary		321,696,813

	Shares	Value
CONSUMER STAPLES: 14.9%
Food & Staples Retailing: 5.5%
Seven & I Holdings Co., Ltd.	938,500	$42,968,810
San-A Co., Ltd.	800,600	35,921,167
Cosmos Pharmaceutical Corp.	187,600	29,574,254

		108,464,231

Household Products: 3.5%
Pigeon Corp.	1,993,900	48,372,197
Unicharm Corp.	969,200	19,792,687

		68,164,884

Personal Products: 3.0%
Kao Corp.	1,134,800	58,315,951

Food Products: 2.9%
Calbee, Inc.	837,600	35,371,049
Ariake Japan Co., Ltd.	377,400	20,879,150

		56,250,199

Total Consumer Staples		291,195,265

HEALTH CARE: 13.3%
Health Care Equipment & Supplies: 8.7%
Asahi Intecc Co., Ltd.	1,004,200	46,147,002
Hoya Corp.	1,052,900	43,055,800
Sysmex Corp.	629,400	40,372,666
CYBERDYNE, Inc.[b]	1,537,800	25,909,319
Daiken Medical Co., Ltd.†	1,755,200	14,950,699

		170,435,486

Health Care Technology: 2.2%
M3, Inc.	2,020,800	41,899,640

Pharmaceuticals: 1.5%
Rohto Pharmaceutical Co., Ltd.	1,476,300	29,453,157

Health Care Providers & Services: 0.9%
N Field Co., Ltd.†	1,006,400	10,682,592
WIN-Partners Co., Ltd.	432,600	6,195,423

		16,878,015

Total Health Care		258,666,298

INFORMATION TECHNOLOGY: 12.8%
Electronic Equipment, Instruments & Components: 7.1%
Keyence Corp.	79,600	43,748,572
Murata Manufacturing Co., Ltd.	270,200	38,876,725
Omron Corp.	915,400	30,525,765
Anritsu Corp.	2,275,900	14,911,844
Dexerials Corp.	1,013,800	10,859,731

		138,922,637

Internet Software & Services: 3.3%
COOKPAD, Inc.	2,025,300	42,993,881
Kakaku.com, Inc.	1,093,500	21,508,711

		64,502,592

Software: 1.4%
NSD Co., Ltd.	1,335,700	19,325,232
Broadleaf Co., Ltd.	753,800	7,418,647

		26,743,879

66	MATTHEWS ASIA FUNDS

Matthews Japan Fund

December 31, 2015

Schedule of Investmentsa (continued)

COMMON EQUITIES : JAPAN (continued)

	Shares	Value
Semiconductors & Semiconductor Equipment: 1.0%
Rohm Co., Ltd.	366,600	$18,568,608

Total Information Technology		248,737,716

FINANCIALS: 10.5%
Diversified Financial Services: 6.0%
ORIX Corp.	3,025,800	42,447,326
Zenkoku Hosho Co., Ltd.	950,100	31,384,948
Financial Products Group Co., Ltd.	3,258,800	25,434,936
eGuarantee, Inc.†	841,800	18,101,879

		117,369,089

Insurance: 2.5%
Tokio Marine Holdings, Inc.	1,259,400	48,643,856

Banks: 2.0%
Sumitomo Mitsui Financial Group, Inc.	1,012,900	38,227,909

Total Financials		204,240,854

MATERIALS: 2.3%
Chemicals: 2.3%
Shin-Etsu Chemical Co., Ltd.	643,200	34,968,121
MORESCO Corp.†	774,500	10,886,881

Total Materials		45,855,002

TOTAL INVESTMENTS: 95.5%		1,861,695,634
(Cost $1,692,361,025c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.5%		87,631,036

NET ASSETS: 100.0%		$1,949,326,670

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $1,696,489,403 and net unrealized appreciation consists of:

Gross unrealized appreciation	$228,342,366
Gross unrealized depreciation	(63,136,135)

Net unrealized appreciation	$165,206,231

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	67

PORTFOLIO MANAGERS
Michael J. Oh, CFA
Lead Manager
Michael B. Han, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$6.15	$6.18
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.10%	0.93%
Portfolio Statistics
Total # of Positions		54
Net Assets		$207.7 million
Weighted Average Market Cap		$22.1 billion
Portfolio Turnover[2]		20.36%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Korea Fund returned 15.16% (Investor Class) and 15.27% (Institutional Class) outperforming its benchmark, the Korea Composite Stock Price Index*, which fell –4.61%. For the fourth quarter of the year, the Fund returned 4.27% (Investor Class) and 4.43% (Institutional Class) versus 0.55% for the Index.

Market Environment:

During the year, South Korea’s trade surplus reached US$90 billion—an all-time high—as declining commodity prices precipitated a slowdown in imports that outpaced its export decline. Nonetheless, the Korean won depreciated more than 7% against the U.S. dollar. Despite taking a toll on the industrials sector amid a global slowdown in investment, falling commodity pricing became a boon for Korean consumers. Consumption indicators, such as outbound travel, were strong. The outbreak of the Middle East Respiratory Syndrome (“MERS”) had hampered overall tourism and consumption data early in the summer, but abated late in the season.

Performance Contributors and Detractors:

During the fourth quarter, LG Household & Health Care and LG Chem were two top contributors to Fund performance. The former performed strongly as its beverage business saw a turnaround and its sales of cosmetics among Chinese tourists and consumers soared. The latter, LG Chem, is one of only a few major battery makers for electric vehicles globally, and the increasing popularity in electric cars has benefited the company, which added Tesla as a new client during the quarter.

For the quarter, key detractors to Fund performance included Hotel Shilla and BGF Retail. Hotel Shilla, an operator of luxury hotels and duty free shops, saw its share price decline following increased competition among duty free stores and a bidding race for licenses to run such stores. The MERS outbreak also negatively affected the company’s performance as inbound tourism slowed. For BGF Retail, a major convenience store company, we believe that there was significant profit-taking activity as the stock was strong earlier in the year. Despite the setback in the fourth quarter, BGF Retail remained the top contributor to Fund performance for the calendar year.

Notable Portfolio Changes:

During the quarter, we initiated a position in the preferred shared class of Samsung SDI, a lithium-ion battery manufacturer. In recent years, the firm underwent a series of restructuring. After selling off its petrochemical operations business to Hanwha Chemical during the quarter, the company’s remaining units were centered on the lithium-ion battery business and electric material business along with its stake in certain affiliates. In our view, the company was able to sell its commodity business at a premium at the peak of the market cycle. When we added Samsung SDI, its preferred shares were trading at more than a 40% discount to common shares.

Among our existing holdings, we trimmed E-Mart as we are concerned that the company is facing increased competition from e-commerce players. We switched some of our common shares of Amorepacific, LG Household & Health Care and Hotel Shilla into preferred shares to take advantage of more attractive valuations.

Outlook:

Overall valuations for the Korean market remain attractive, especially compared with other developed markets in the world. We are seeing encouraging signs that

*	Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends.

(continued)

1	Actual 2015 expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

68	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	4.27%	15.16%	7.97%	7.87%	6.31%	6.29%		1/3/95
Institutional Class (MIKOX)	4.43%	15.27%	8.06%	8.04%	n.a.	9.47%		10/29/10
Korea Composite Stock Price Index[3]	0.55%	-4.61%	-2.95%	-0.66%	3.39%	2.64%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	4.37%	-6.61%	-0.13%	0.80%	6.06%	5.92%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

4	Calculated from 1/3/95.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	% of Net Assets
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	4.2%
BGF Retail Co., Ltd.	Consumer Staples	3.9%
Amorepacific Corp., Pfd.	Consumer Staples	3.7%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	3.7%
Samsung Electronics Co., Ltd.	Information Technology	3.5%
Shinhan Financial Group Co., Ltd.	Financials	3.5%
Orion Corp.	Consumer Staples	3.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	Financials	3.1%
Dongbu Insurance Co., Ltd.	Financials	2.9%
Naver Corp.	Information Technology	2.8%
% OF ASSETS IN TOP TEN		34.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	69

SECTOR ALLOCATION (%)[7]
Consumer Staples	26.9
Consumer Discretionary	21.8
Financials	15.8
Information Technology	12.7
Materials	5.0
Industrials	4.7
Telecommunication Services	3.6
Health Care	3.4
Energy	3.0
Cash and Other Assets, Less Liabilities	3.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	9.5
Large Cap ($10B–$25B)	36.6
Mid Cap ($3B–10B)	23.7
Small Cap (under $3B)	27.1
Cash and Other Assets, Less Liabilities	3.1

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Korea Fund

Portfolio Manager Commentary (unaudited) (continued)

dividend payout ratios should continue to improve in South Korea as companies continue to announce more shareholder-friendly policies. A currency risk remains as the currently strong U.S. dollar could further weaken the won in 2016. We believe that attractive valuations, along with increasing dividends, can provide a nice tailwind to the Korean equity market going forward. We maintain a long-term approach in seeking to identify high quality companies led by capable management teams that stand to benefit from Korea’s long-term secular trends.

70	MATTHEWS ASIA FUNDS

Matthews Korea Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: SOUTH KOREA: 75.1%

	Shares	Value
CONSUMER DISCRETIONARY: 19.1%
Hotels, Restaurants & Leisure: 5.8%
Kangwon Land, Inc.	136,640	$4,459,711
Modetour Network, Inc.	154,085	4,401,187
Shinsegae Food Co., Ltd.	21,316	3,119,226

		11,980,124

Auto Components: 4.7%
Hyundai Mobis Co., Ltd.	23,876	4,995,565
Hankook Tire Co., Ltd.	119,816	4,778,955

		9,774,520

Automobiles: 2.7%
Kia Motors Corp.	124,232	5,539,502

Media: 2.1%
CJ CGV Co., Ltd.	29,234	3,106,907
Cheil Worldwide, Inc.[b]	79,016	1,381,963

		4,488,870

Specialty Retail: 1.7%
Hotel Shilla Co., Ltd.	54,569	3,573,132

Multiline Retail: 1.3%
Hyundai Department Store Co., Ltd.	24,494	2,625,203

Internet & Catalog Retail: 0.8%
NS Shopping Co., Ltd.	10,422	1,641,358

Total Consumer Discretionary		39,622,709

CONSUMER STAPLES: 18.9%
Food Products: 8.7%
Orion Corp.	6,503	6,423,419
Ottogi Corp.	5,434	5,631,571
Daesang Corp.	112,977	3,107,768
Binggrae Co., Ltd.	48,495	2,819,156

		17,981,914

Food & Staples Retailing: 7.3%
BGF Retail Co., Ltd.	56,179	8,133,120
Hyundai Greenfood Co., Ltd.	192,083	4,034,740
E-Mart, Inc.	18,489	2,966,737

		15,134,597

Household Products: 1.9%
LG Household & Health Care, Ltd.	4,509	4,003,915

Personal Products: 1.0%
Amorepacific Corp.	6,180	2,168,730

Total Consumer Staples		39,289,156

FINANCIALS: 12.8%
Banks: 5.5%
Shinhan Financial Group Co., Ltd.	213,636	7,176,409
KB Financial Group, Inc.	82,672	2,329,185
DGB Financial Group, Inc.	224,584	1,913,238

		11,418,832

Insurance: 4.2%
Dongbu Insurance Co., Ltd.	100,190	5,994,516
Samsung Fire & Marine Insurance Co., Ltd.	10,355	2,706,862

		8,701,378

	Shares	Value
Capital Markets: 3.1%
Shinyoung Securities Co., Ltd.	80,699	$3,484,427
Kiwoom Securities Co., Ltd.	55,912	2,919,728

		6,404,155

Total Financials		26,524,365

INFORMATION TECHNOLOGY: 8.4%
Technology Hardware, Storage & Peripherals: 3.5%
Samsung Electronics Co., Ltd.	6,830	7,284,757

Internet Software & Services: 2.8%
Naver Corp.	10,510	5,860,790

Semiconductors & Semiconductor Equipment: 1.6%
SK Hynix, Inc.	64,368	1,662,816
Koh Young Technology, Inc.	47,439	1,550,794

		3,213,610

Electronic Equipment, Instruments & Components: 0.5%
Bixolon Co., Ltd.	84,519	1,075,175

Total Information Technology		17,434,332

INDUSTRIALS: 4.7%
Commercial Services & Supplies: 1.5%
KEPCO Plant Service & Engineering Co., Ltd.	41,246	3,120,001

Professional Services: 1.2%
SaraminHR Co., Ltd.	120,621	2,353,145

Machinery: 1.0%
Hy-Lok Corp.	100,845	2,127,792

Trading Companies & Distributors: 1.0%
iMarketKorea, Inc.	98,161	2,106,244

Total Industrials		9,707,182

TELECOMMUNICATION SERVICES: 3.6%
Wireless Telecommunication Services: 2.2%
SK Telecom Co., Ltd. ADR	226,600	4,565,990

Diversified Telecommunication Services: 1.4%
KT Corp. ADR[b]	241,200	2,872,692

Total Telecommunication Services		7,438,682

HEALTH CARE: 3.4%
Pharmaceuticals: 3.4%
Yuhan Corp.	13,026	3,004,996
Dong-A ST Co., Ltd.	23,987	2,971,798
DongKook Pharmaceutical Co., Ltd.	24,611	1,218,992

Total Health Care		7,195,786

MATERIALS: 2.2%
Chemicals: 2.2%
LG Chem, Ltd.	13,283	3,667,213
KPX Chemical Co., Ltd.	21,148	868,648

Total Materials		4,535,861

ENERGY: 2.0%
Oil, Gas & Consumable Fuels: 2.0%
SK Innovation Co., Ltd.[b]	23,026	2,525,284
S-Oil Corp.	24,496	1,640,896

Total Energy		4,166,180

TOTAL COMMON EQUITIES		155,914,253

(Cost $108,872,054)

matthewsasia.com | 800.789.ASIA	71

Matthews Korea Fund

December 31, 2015

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: SOUTH KOREA: 21.8%

	Shares	Value
CONSUMER STAPLES: 8.0%
Household Products: 4.2%
LG Household & Health Care, Ltd., Pfd.	18,986	$8,770,935

Personal Products: 3.8%
Amorepacific Corp., Pfd.	39,808	7,757,450

Total Consumer Staples		16,528,385

INFORMATION TECHNOLOGY: 4.3%
Technology Hardware, Storage & Peripherals: 3.7%
Samsung Electronics Co., Ltd., Pfd.	8,351	7,719,565

Electronic Equipment, Instruments & Components: 0.6%
Samsung SDI Co., Ltd., Pfd.	20,284	1,267,646

Total Information Technology		8,987,211

FINANCIALS: 3.0%
Insurance: 3.0%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	39,526	6,346,051

Total Financials		6,346,051

MATERIALS: 2.8%
Chemicals: 2.8%
LG Chem, Ltd., Pfd.	27,910	5,831,001

Total Materials		5,831,001

CONSUMER DISCRETIONARY: 2.7%
Automobiles: 2.3%
Hyundai Motor Co., Ltd., 2nd Pfd.	53,516	4,763,318

Specialty Retail: 0.4%
Hotel Shilla Co., Ltd., Pfd.	18,549	777,704

Total Consumer Discretionary		5,541,022

ENERGY: 1.0%
Oil, Gas & Consumable Fuels: 1.0%
S-Oil Corp., Pfd.	51,498	2,030,053

Total Energy		2,030,053

TOTAL PREFERRED EQUITIES		45,263,723

(Cost $25,859,805)

TOTAL INVESTMENTS: 96.9%		201,177,976
(Cost $134,731,859c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.1%		6,489,066

NET ASSETS: 100.0%		$207,667,042

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $137,871,194 and net unrealized appreciation consists of:

Gross unrealized appreciation	$70,679,353
Gross unrealized depreciation	(7,372,571)

Net unrealized appreciation	$63,306,782

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

72	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Lydia So, CFA
Lead Manager
Kenichi Amaki	Beini Zhou, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$19.41	$19.40
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.48%	1.30%
After Fee Waiver and Reimbursement[2]	1.47%	1.25%
Portfolio Statistics
Total # of Positions		76
Net Assets		$609.9 million
Weighted Average Market Cap		$1.2 billion
Portfolio Turnover[3]		48.29%
Benchmark
MSCI AC Asia ex Japan Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Asia Small Companies Fund returned –9.43% (Investor Class) and –9.23% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, returned –3.28%. For the fourth quarter of the year, the Fund returned 3.55% (Investor Class) and 3.62% (Institutional Class), versus 4.83% for the Index.

Market Environment:

Asia’s equity markets stabilized somewhat in the fourth quarter of 2015, after earlier anxieties that had rocked emerging markets abated. However, underlying concerns persisted over the effects of depressed commodity prices, weak emerging market currencies and the implications of the U.S. Federal Reserve interest rate hike on further capital outflows. China’s sluggish economic growth continued to have spillover effects on the rest of Asia, especially for commodity export-dependent countries. Late in the year, the International Monetary Fund (IMF) included China’s currency, the renminbi, in the basket of currencies that make up the IMF’s Special Drawing Right, or SDR. This development should be constructive for the continued internationalization of the currency. Finally, toward the end of the year, the U.S. Federal Reserve hiked interest rates for the first time since 2006 as long-anticipated by the market.

Performance Contributors and Detractors:

Holdings leveraged to Chinese industrial and capital expenditure investment activities were the portfolio’s main performance detractors during the year. Some Indonesian holdings performed poorly because of stock-specific operational issues as well as macroeconomic headwinds.

During the fourth quarter of 2015, holdings that sustained growth momentum and were less sensitive to macroeconomic factors performed relatively better. Vitasoy International, a Hong Kong-based beverage manufacturer, was a major contributor to performance. Its China operations registered robust volume growth and operating efficiency as prudent expansion and investments from past years bore fruit. China Biologic Products, a Chinese biopharmaceutical company, also performed strongly as demand for its blood plasma products remained robust. On the other hand, subdued industrial activities globally hampered share price and valuation multiples for our Korean holding Hy-Lok. The firm suffered as the trajectory for demand of its precision fitting products turned more uncertain toward the second half of the year.

Notable Portfolio Changes:

During the quarter, we adjusted the portfolio, exiting many holdings in various industries for company-specific reasons. One company we shed was Tisco Financial Group, a Thai consumer finance company. Despite being well-managed, slowing demand in auto-related loans as well as certain asset quality issues may persist longer than expected. We initiated positions in fast-growing companies that operate in industries that are beneficiaries of structural shifts. For example, we added KCE Electronics, a printed circuit board manufacturer based in Thailand, as the

(continued)

1	Actual 2015 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., Rule 12b-1 fees or shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	73

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception		Inception Date
Investor Class (MSMLX)	3.55%	-9.43%	2.64%	1.39%	12.29%		9/15/2008
Institutional Class (MISMX)	3.62%	-9.23%	n.a.	n.a.	0.55%		4/30/2013
MSCI AC Asia ex Japan Small Cap Index[3]	4.83%	-3.28%	2.06%	-0.87%	7.95%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	4.37%	-6.61%	-0.13%	0.80%	7.14%	[6]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

4	Calculated from 9/15/08.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

6	Calculated from 9/30/08.

TOP TEN POSITIONS[7]
	Sector	Country	% of Net Assets
Vitasoy International Holdings, Ltd.	Consumer Staples	China/Hong Kong	3.3%
Fairwood Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.4%
Kerry Logistics Network, Ltd.	Industrials	China/Hong Kong	2.4%
PChome Online, Inc.	Information Technology	Taiwan	2.2%
Lee’s Pharmaceutical Holdings, Ltd.	Health Care	China/Hong Kong	2.2%
Karex BHD	Consumer Staples	Malaysia	2.1%
Clear Media, Ltd.	Consumer Discretionary	China/Hong Kong	1.9%
i-SENS, Inc.	Health Care	South Korea	1.9%
Interpark Corp.	Consumer Discretionary	South Korea	1.9%
Lifetech Scientific Corp.	Health Care	China/Hong Kong	1.8%
% OF ASSETS IN TOP TEN			22.1%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

74	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (unaudited) (continued)

company had demonstrated the ability to gain market share while improving profitability. We believe that the company is well-positioned to benefit from the ongoing global trend we have seen of more electronic components being used in automobiles.

Outlook:

With China’s ongoing structural reform efforts over capital markets and its economic rebalancing, we believe there will inevitably be some painful adjustments resulting in slower growth rates over the medium term. Looking across the region, some governments had struggled to deliver constructive policies on infrastructure investments to spur growth because of country-specific political constraints. Given the challenging economic backdrop, companies might face an increasingly tough operating environment as corporate and consumer demands remain tepid. As prospects for a broad-based economic growth pick-up in the region remain uncertain, we continue to favor companies that are financially sound and better-positioned to withstand cyclical downturns. As investors driven by bottom-up fundamentals, we remain constructive on selecting entrepreneurial companies within the vast Asia small-cap universe that are disciplined capital allocators and focused on executing their respective corporate strategies over the long term.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	31.7
Taiwan	16.5
India	15.1
South Korea	7.8
Singapore	6.5
Thailand	5.6
Indonesia	5.0
Malaysia	4.1
Philippines	4.1
Vietnam	0.5
Cash and Other Assets, Less Liabilities	3.1

SECTOR ALLOCATION (%)[9]
Industrials	19.8
Consumer Discretionary	16.8
Consumer Staples	16.2
Information Technology	16.0
Health Care	13.6
Financials	10.3
Materials	2.6
Utilities	1.6
Cash and Other Assets, Less Liabilities	3.1

MARKET CAP EXPOSURE (%)[9,10]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	2.2
Small Cap (under $3B)	94.7
Cash and Other Assets, Less Liabilities	3.1

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

10	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

matthewsasia.com | 800.789.ASIA	75

Matthews Asia Small Companies Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 96.9%

	Shares	Value
CHINA/HONG KONG: 31.7%
Vitasoy International Holdings, Ltd.	9,920,000	$20,291,118
Fairwood Holdings, Ltd.	4,710,000	14,798,782
Kerry Logistics Network, Ltd.	10,117,000	14,716,122
Lee’s Pharmaceutical Holdings, Ltd.	10,582,500	13,207,425
Clear Media, Ltd.	11,162,000	11,503,859
Lifetech Scientific Corp.[b]	58,136,000	11,019,491
Qingdao Port International Co., Ltd. H Shares	23,146,000	10,306,931
Sunny Optical Technology Group Co., Ltd.	4,416,000	10,071,829
Towngas China Co., Ltd.	17,006,000	9,852,225
China Distance Education Holdings, Ltd. ADR	655,399	9,627,811
Minth Group, Ltd.	4,676,000	9,289,628
51job, Inc. ADR[b]	300,800	8,861,568
Bitauto Holdings, Ltd. ADR[b]	303,200	8,574,496
Phoenix New Media, Ltd. ADR[b]	1,349,556	8,124,327
China Biologic Products, Inc.[b]	55,354	7,885,731
eHi Car Services, Ltd. ADR[b]	617,235	7,770,989
Convenience Retail Asia, Ltd.	15,896,000	7,137,771
Regina Miracle International Holdings, Ltd.[b]	4,476,052	6,526,330
YGM Trading, Ltd.	5,708,000	3,682,557

Total China/Hong Kong		193,248,990

TAIWAN: 16.5%
PChome Online, Inc.	1,347,241	13,392,859
Merida Industry Co., Ltd.	2,040,000	10,940,832
Voltronic Power Technology Corp.	702,848	10,423,866
Sporton International, Inc.	1,692,094	10,323,799
Aerospace Industrial Development Corp.	8,310,000	10,132,531
Adlink Technology, Inc.	3,907,811	8,989,297
Addcn Technology Co., Ltd.	1,098,500	8,905,442
TSC Auto ID Technology Co., Ltd.	893,100	8,642,251
FineTek Co., Ltd.†	3,192,920	7,205,664
Sinmag Equipment Corp.	2,037,517	6,426,761
Sunny Friend Environmental Technology Co., Ltd.	1,329,000	5,169,130

Total Taiwan		100,552,432

INDIA: 15.1%
Bajaj Corp., Ltd.[b]	1,527,896	9,777,752
GRUH Finance, Ltd.	2,156,236	8,888,958
Mindtree, Ltd.	403,256	8,709,138
Berger Paints India, Ltd.	2,124,515	8,611,922
Ipca Laboratories, Ltd.	713,883	7,974,158
Supreme Industries, Ltd.	708,293	7,277,287
AIA Engineering, Ltd.	505,689	6,799,154
CRISIL, Ltd.	228,579	6,776,631
Page Industries, Ltd.	33,163	6,692,855
LA Opala RG, Ltd.	582,275	5,595,359
Emami, Ltd.	355,325	5,353,045
Just Dial, Ltd.	402,786	5,108,443
Gujarat Pipavav Port, Ltd.[b]	2,278,002	4,838,726

Total India		92,403,428

	Shares	Value
SOUTH KOREA: 7.8%
i-SENS, Inc.[b]	398,104	$11,476,050
Interpark Corp.	588,879	11,406,020
Medy-Tox, Inc.	21,781	9,411,956
NICE Holdings Co., Ltd.	420,475	7,750,587
Hy-Lok Corp.	366,921	7,741,897

Total South Korea		47,786,510

SINGAPORE: 6.5%
ARA Asset Management, Ltd.	12,768,318	10,576,632
Raffles Medical Group, Ltd.	3,218,200	9,434,759
iFAST Corp., Ltd.	7,011,500	6,654,808
Super Group, Ltd.	10,898,000	6,425,493
Petra Foods, Ltd.	3,616,200	5,350,905
ISEC Healthcare, Ltd.	6,930,800	1,173,617

Total Singapore		39,616,214

THAILAND: 5.6%
KCE Electronics Public Co., Ltd.	4,590,300	8,872,981
Bangkok Chain Hospital Public Co., Ltd.	33,672,475	8,434,445
Supalai Public Co., Ltd.	13,225,600	6,656,056
Aeon Thana Sinsap Thailand Public Co., Ltd.	2,234,400	5,962,882
Plan B Media Public Co., Ltd. F Shares[b]	12,394,400	2,431,733
Forth Smart Service Public Co., Ltd.	4,031,300	1,718,011
Aeon Thana Sinsap Thailand Public Co., Ltd. NVDR	88,700	236,711

Total Thailand		34,312,819

INDONESIA: 5.0%
PT Sumber Alfaria Trijaya	172,892,000	7,274,382
PT Selamat Sempurna	20,489,400	7,075,049
PT Bank Tabungan Pensiunan Nasional[b]	33,715,400	5,850,557
PT Ultrajaya Milk Industry & Trading Co.[b]	17,446,900	4,974,616
PT Wismilak Inti Makmur	89,261,900	2,766,739
PT Astra Otoparts	22,315,625	2,576,679

Total Indonesia		30,518,022

MALAYSIA: 4.1%
Karex BHD	13,389,050	12,857,218
7-Eleven Malaysia Holdings BHD	25,278,100	9,066,793
GD Express Carrier BHD	7,266,100	2,917,511

Total Malaysia		24,841,522

PHILIPPINES: 4.1%
Security Bank Corp.	3,375,367	10,155,255
Concepcion Industrial Corp.	7,812,030	7,138,822
RFM Corp.	51,834,200	4,351,187
Philippine Seven Corp.	1,454,751	3,091,597

Total Philippines		24,736,861

VIETNAM: 0.5%
DHG Pharmaceutical JSC	995,900	2,945,401

Total Vietnam		2,945,401

TOTAL COMMON EQUITIES		590,962,199

(Cost $560,865,373)

76	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

December 31, 2015

Schedule of Investmentsa (continued)

RIGHTS: 0.0%

	Shares	Value
TAIWAN: 0.0%
Adlink Technology, Inc., expires 1/11/16[b]	220,240	$77,505

Total Taiwan		77,505

TOTAL RIGHTS		77,505

(Cost $0)

TOTAL INVESTMENTS: 96.9%		591,039,704
(Cost $560,865,373c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.1%		18,875,004

NET ASSETS: 100.0%		$609,914,708

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $561,290,826 and net unrealized appreciation consists of:

Gross unrealized appreciation	$109,047,063
Gross unrealized depreciation	(79,298,185)

Net unrealized appreciation	$29,748,878

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	77

PORTFOLIO MANAGERS
Tiffany Hsiao, CFA
Lead Manager
Henry Zhang, CFA	Kenichi Amaki
Co-Manager	Co-Manager

FUND FACTS
Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$8.79
Initial Investment	$2,500
Gross Expense Ratio[1]	2.10%
After Fee Waiver and Reimbursement[2]	1.50%
Portfolio Statistics
Total # of Positions	47
Net Assets	$21.5 million
Weighted Average Market Cap	$1.5 billion
Portfolio Turnover[3]	72.49%
Benchmark
MSCI China Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Small Companies Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews China Small Companies Fund returned 4.07%, while its benchmark, the MSCI China Small Cap Index, returned 3.48%. For the fourth quarter of the year, the Fund returned 11.06%, versus 10.33% for the Index.

Market Environment:

As we had anticipated, the fourth quarter of 2015 was much less volatile for China’s stock markets than the previous two quarters. This was likely a result of the market digesting the generally weak first half earnings data and refocusing on growth drivers for the new year. A number of key events during the quarter also helped stabilize sentiment by assuaging uncertainty going into 2016. These key events include: the International Monetary Fund’s agreement to include the Chinese renminbi into its reserve currency basket; the Chinese Ministry of Finance’s announcement of a new basket approach toward the renminbi valuation; the Chinese government’s annual central economic work conference, which set an accommodative policy direction for the new year; and the first U.S. Federal Reserve rate hike since 2006. Economic data announced toward the end of the quarter reflected a Chinese economy that is stabilizing as evidenced by the moderating deceleration of trade data, resilience of retail sales and stable fixed asset investments.

Performance Contributors and Detractors:

During the fourth quarter of 2015, positive stock selection in the health care and financials sectors were the biggest contributors to the Fund’s relative outperformance versus the benchmark. On the other hand, the technology sector posed a large drag on relative Fund performance, in part due to some holdings that pulled back following a strong third quarter.

Two of our best-performing stocks were China Biologic Products, the largest overseas-listed Chinese blood plasma collection and product maker, and Vitasoy International, a leading brand in the Greater China soy milk and tea drinks segment. China Biologic Products continues to gain market share through superior execution, and it benefits from increasing usage of blood plasma products in various therapeutic fields. Vitasoy also continues to gain share by its methodical process of expanding its presence in China.

Our top detractors during the quarter were both technology companies: TK Group Holdings and Adlink Technology—both suffered near-term setbacks as their customers scaled back on orders toward year-end. Over the long run, we believe both companies still hold a significant edge in their technology, and should benefit from upgrades related to the next phase of advanced manufacturing known as Industry 4.0. This includes a significant growth in the commercial applications for devices and embedded computing sensors that collect and exchange real-time data known as “The Internet of Things.”

Notable Portfolio Changes:

During the year, the Fund saw unusually high turnover as market conditions resulted in elevated shareholder redemptions. In order to meet these redemptions, securities that had been long held in the portfolio had to be sold. In many cases, these holdings had significantly appreciated and once sold, resulted in a higher distribution than is typical for this Fund.

During the fourth quarter, we initiated a position in Wuxi Little Swan, the second-largest washing machine maker in China. We have been impressed with the company’s supply chain transformation, which has allowed it to increase sales and lower costs at the same time. The majority of the company’s products are now produced only after an order has been placed and can be delivered to the customer within three weeks. This significantly improves cash flows through lower working capital, and it boosts sales by being more responsive to trends in the market.

(continued)

1	Actual 2015 expense ratios.
2	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

78	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception	Inception date
Investor Class (MCSMX)	11.06%	4.07%	9.03%	0.21%	5/31/2011
MSCI China Small Cap Index[4]	10.33%	3.48%	6.97%	-0.47%
Lipper China Region Funds Category Average[5]	7.29%	-3.02%	2.98%	-0.11%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	% of Net Assets
China Biologic Products, Inc.	Health Care	5.5%
Voltronic Power Technology Corp.	Industrials	4.4%
Lee’s Pharmaceutical Holdings, Ltd.	Health Care	4.3%
SITC International Holdings Co., Ltd.	Industrials	3.9%
Sunny Optical Technology Group Co., Ltd.	Information Technology	3.6%
KWG Property Holding, Ltd.	Financials	3.5%
Boer Power Holdings, Ltd.	Industrials	3.2%
Yuexiu Transport Infrastructure, Ltd.	Industrials	3.0%
Sporton International, Inc.	Industrials	3.0%
China Distance Education Holdings, Ltd.	Consumer Discretionary	2.9%
% OF ASSETS IN TOP TEN		37.3%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	79

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	85.8
Taiwan	12.3
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)[7]
Industrials	33.7
Consumer Discretionary	17.4
Health Care	16.1
Information Technology	12.8
Financials	10.9
Consumer Staples	5.1
Utilities	2.1
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	11.2
Small Cap (under $3B)	86.9
Cash and Other Assets, Less Liabilities	1.9

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

Matthews China Small Companies Fund

Portfolio Manager Commentary (unaudited) (continued)

Outlook:

Despite the continuing trend of decelerating growth in the Chinese economy, we believe the generally accommodative and constructive government policies should improve the quality of growth going forward. Furthermore, if plans such as the reform of state-owned enterprises and tax reform are executed well, small companies should benefit over the long run as they are generally more innovative, efficient and competitive. For the time being, we will continue to focus on companies with sustainable quality earnings streams that can better weather uncertain economic conditions. We still find sectors, such as industrial automation and health care, to be among the most attractive from a secular growth perspective.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

80	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 98.1%

	Shares	Value
INDUSTRIALS: 33.7%
Electrical Equipment: 8.4%
Voltronic Power Technology Corp.	64,261	$953,048
Boer Power Holdings, Ltd.	384,000	689,885
FineTek Co., Ltd.	72,420	163,435

		1,806,368

Transportation Infrastructure: 6.7%
Yuexiu Transport Infrastructure, Ltd.	1,042,000	650,869
Shenzhen International Holdings, Ltd.	226,000	415,863
Qingdao Port International Co., Ltd. H Shares	832,000	370,490

		1,437,222

Professional Services: 5.8%
Sporton International, Inc.	106,113	647,416
51job, Inc. ADR[b]	20,324	598,745

		1,246,161

Marine: 3.9%
SITC International Holdings Co., Ltd.	1,608,000	850,003

Machinery: 3.6%
TK Group Holdings, Ltd.	1,602,000	452,688
CIMC Enric Holdings, Ltd.	574,000	334,414

		787,102

Road & Rail: 2.5%
eHi Car Services, Ltd. ADR[b]	42,600	536,334

Air Freight & Logistics: 2.2%
Kerry Logistics Network, Ltd.	321,500	467,652

Commercial Services & Supplies: 0.6%
Sunny Friend Environmental Technology Co., Ltd.	34,000	132,243

Total Industrials		7,263,085

CONSUMER DISCRETIONARY: 17.4%
Diversified Consumer Services: 5.0%
China Distance Education Holdings, Ltd. ADR	42,660	626,675
TAL Education Group ADR[b]	9,600	446,112

		1,072,787

Auto Components: 3.7%
Minth Group, Ltd.	294,000	584,078
Hu Lane Associate, Inc.	53,000	211,185

		795,263

Hotels, Restaurants & Leisure: 3.6%
Fairwood Holdings, Ltd.	162,000	509,003
Homeinns Hotel Group ADR[b]	7,550	257,908

		766,911

Household Durables: 2.0%
Wuxi Little Swan Co., Ltd. B Shares	179,417	427,186

Media: 1.8%
Clear Media, Ltd.	385,000	396,791

Textiles, Apparel & Luxury Goods: 1.3%
Best Pacific International Holdings, Ltd. H Shares	334,000	159,457
Regina Miracle International Holdings, Ltd.[b]	83,000	121,019

		280,476

Total Consumer Discretionary		3,739,414

	Shares	Value
HEALTH CARE: 16.1%
Biotechnology: 7.3%
China Biologic Products, Inc.[b]	8,300	$1,182,418
Shanghai Haohai Biological Technology Co., Ltd. H Shares[b]	60,800	398,285

		1,580,703

Pharmaceuticals: 6.1%
Lee’s Pharmaceutical Holdings, Ltd.	739,500	922,928
SSY Group, Ltd.	1,521,022	390,573

		1,313,501

Health Care Equipment & Supplies: 1.7%
Lifetech Scientific Corp.[b]	1,972,000	373,786

Life Sciences Tools & Services: 1.0%
Genscript Biotech Corp.[b]	1,222,000	208,133

Total Health Care		3,476,123

INFORMATION TECHNOLOGY: 12.8%
Electronic Equipment, Instruments & Components: 7.8%
Sunny Optical Technology Group Co., Ltd.	341,000	777,739
PAX Global Technology, Ltd.	553,000	567,361
Technovator International, Ltd.[b]	512,000	325,018
China High Precision Automation Group, Ltd.[b,c]	195,000	7,548

		1,677,666

Technology Hardware, Storage & Peripherals: 2.5%
Adlink Technology, Inc.	234,777	540,067

Software: 1.4%
Chanjet Information Technology Co., Ltd. H Shares	141,400	308,965

Internet Software & Services: 1.1%
Phoenix New Media, Ltd. ADR[b]	39,400	237,188

Total Information Technology		2,763,886

FINANCIALS: 10.9%
Real Estate Management & Development: 7.0%
KWG Property Holding, Ltd.	1,031,500	760,385
Beijing Properties Holdings, Ltd.[b]	4,646,000	381,004
China Jinmao Holdings Group, Ltd.	1,078,000	367,193

		1,508,582

Capital Markets: 2.5%
Value Partners Group, Ltd.	469,000	545,142

Diversified Financial Services: 1.4%
China Merchants China Direct Investments, Ltd.	178,000	294,370

Total Financials		2,348,094

CONSUMER STAPLES: 5.1%
Food Products: 5.1%
Vitasoy International Holdings, Ltd.	288,000	589,097
Tenwow International Holdings, Ltd.	936,000	305,785
China Modern Dairy Holdings, Ltd.	784,000	202,568

Total Consumer Staples		1,097,450

matthewsasia.com | 800.789.ASIA	81

Matthews China Small Companies Fund

December 31, 2015

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
UTILITIES: 2.1%
Gas Utilities: 2.1%
Towngas China Co., Ltd.	770,000	$446,090

Total Utilities		446,090

TOTAL COMMON EQUITIES		21,134,142

(Cost $20,492,099)

RIGHTS: 0.0%
INFORMATION TECHNOLOGY: 0.0%
Technology Hardware, Storage & Peripherals: 0.0%
Adlink Technology, Inc., expires 1/11/16[b]	13,091	4,607

Total Information Technology		4,607

TOTAL RIGHTS		4,607

(Cost $0)

TOTAL INVESTMENTS: 98.1%		21,138,749
(Cost $20,492,099d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		407,253

NET ASSETS: 100.0%		$21,546,002

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Illiquid security, trading was halted at December 31, 2015.

d	Cost for federal income tax purposes is $20,538,503 and net unrealized appreciation consists of:

Gross unrealized appreciation	$3,195,820
Gross unrealized depreciation	(2,595,574)

Net unrealized appreciation	$600,246

ADR	American Depositary Receipt

See accompanying notes to financial statements.

82	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Michael J. Oh, CFA
Lead Manager
Lydia So, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$12.32	$12.34
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.97%
Portfolio Statistics
Total # of Positions		46
Net Assets		$166.5 million
Weighted Average Market Cap		$25.5 billion
Portfolio Turnover[2]		72.85%
Benchmark
MSCI AC Asia Index
MSCI AC Asia Information Technology Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2015, the Matthews Asia Science and Technology Fund returned 4.48% (Investor Class) and 4.63% (Institutional Class) while its benchmark, the MSCI All Country Asia Index, fell –0.36%. For the fourth quarter of the year, the Fund returned 15.33% (Investor Class) and 15.39% (Institutional Class) versus 6.54% for the Index.

Market Environment:

China’s Internet sector recovered late in 2015 and performed well during the fourth quarter of the year following some consolidation. We were very encouraged by this ongoing trend of consolidation in the sector as we saw another major merger and acquisition, this time in China’s online travel industry. This was the third major merger and acquisition deal to come out of China’s Internet industry in 2015. The first was a deal between China’s two biggest ride-sharing and taxi hailing app companies, Didi and Kuaidi, in February. Then in October came the merger between two of the country’s biggest online local services providers, Dianping and Meituan. The most recent merger, in November, was in the online travel industry between Ctrip.com International and Qunar. We believe that such developments are quite positive as they improve efficiency and profitability in their respective industries.

Performance Contributors and Detractors:

Chinese Internet companies performed well during the fourth quarter as most companies reported better-than-expected earnings. Ctrip.com was among the biggest contributors to Fund performance during the fourth quarter. The stock surged when the firm announced it would combine its products and services with that of Qunar, the second-biggest online player. Both Ctrip.com and Qunar have benefited from strong growth in China’s rapidly developing travel and tourism industry. NetEase, an online and mobile game operator in China, also performed well on the back of strong revenue growth. As China continues to restructure its economy from an export-driven model to a consumption-driven one, we believe Internet companies should be well-positioned to benefit. Chinese Internet companies have become some of the most innovative companies, not just in China but across the region, and continue to reshape how consumers acquire and consume services and products in China.

Lupin, an India-based pharmaceutical company, was among the detractors during the quarter as its earnings fell below expectation. However, we still believe that the long-term growth outlook for Lupin has not changed despite short-term volatility in earnings and we continue to maintain the position.

Notable Portfolio Changes:

During the fourth quarter, we added Shandong Weigao Group Medical Polymer, a China-based health care company that manufactures medical consumables. The company has dominant share and positioning in China’s competitive medical consumables market. Its valuations had become attractive due to price-cuts driven by government policies, but the company maintains healthy growth rates and we believe its growth potential in the overall market is still intact. The Fund also added LG Chem, a maker of lithium batteries used in electronic cars. We believe that the electronic car industry is well-poised to grow in the region as consumers become more environmentally conscious and as pollution becomes a bigger issue across Asia. Overall, we continued to increase our exposure to services industries while reducing exposure to the technology hardware industry.

(continued)

1	Actual 2015 expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	83

PERFORMANCE AS OF DECEMBER 31, 2015
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	15.33%	4.48%	15.67%	7.88%	8.29%	2.69%		12/27/1999
Institutional Class (MITEX)	15.39%	4.63%	n.a.	n.a.	n.a.	14.40%		4/30/2013
MSCI AC Asia Index[3]	6.54%	-0.36%	4.53%	2.23%	2.95%	1.76%	[4]
MSCI AC Asia Information Technology Index[3]	7.88%	-2.45%	7.19%	3.33%	3.44%	-1.54%	[4]
Lipper Global Science and Technology Funds Category Average[5]	11.17%	6.65%	16.65%	10.52%	9.48%	1.66%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 87 for index definition.

4	Calculated from 12/31/99.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS[6]
	Sector	Country	% of Net Assets
Baidu, Inc.	Information Technology	China/Hong Kong	8.5%
Ctrip.com International, Ltd.	Consumer Discretionary	China/Hong Kong	4.9%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	4.8%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	South Korea	4.0%
NetEase, Inc.	Information Technology	China/Hong Kong	3.4%
China Biologic Products, Inc.	Health Care	China/Hong Kong	2.9%
Naver Corp.	Information Technology	South Korea	2.9%
Info Edge India, Ltd.	Information Technology	India	2.9%
Qunar Cayman Islands, Ltd.	Consumer Discretionary	China/Hong Kong	2.7%
CITIC Telecom International Holdings, Ltd.	Telecommunication Services	China/Hong Kong	2.5%
% OF ASSETS IN TOP TEN			39.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

84	MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (unaudited) (continued)

Outlook:

We anticipate an ongoing transition in China toward an economy more geared toward consumption, and believe this could create attractive buying opportunities. We will continue to seek to identify innovative companies that are creating new markets or gaining market share within existing sectors. Our focus will remain on secular growth industries, such as the Internet, health care and services industries, and we will maintain a long-term approach.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	43.7
South Korea	15.5
Japan	11.0
India	9.6
Taiwan	7.1
Singapore	2.3
United States	1.9
Thailand	1.9
Indonesia	1.5
Vietnam	0.8
Cash and Other Assets, Less Liabilities	4.7

SECTOR ALLOCATION (%)
Information Technology	36.7
Consumer Discretionary	22.2
Health Care	16.0
Industrials	7.9
Telecommunication Services	5.6
Consumer Staples	5.3
Materials	1.6
Cash and Other Assets, Less Liabilities	4.7

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	24.0
Large Cap ($10B–$25B)	29.6
Mid Cap ($3B–10B)	14.8
Small Cap (under $3B)	26.9
Cash and Other Assets, Less Liabilities	4.7

7	Not all countries are included in the benchmark index(es).

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	85

Matthews Asia Science and Technology Fund

December 31, 2015

Schedule of Investmentsa

COMMON EQUITIES: 88.2%

	Shares	Value
CHINA/HONG KONG: 43.7%
Baidu, Inc. ADR[b]	74,900	$14,159,096
Ctrip.com International, Ltd. ADR[b]	176,600	8,181,878
JD.com, Inc. ADR[b]	249,200	8,040,438
NetEase, Inc. ADR	31,000	5,618,440
China Biologic Products, Inc.[b]	34,400	4,900,624
Qunar Cayman Islands, Ltd. ADR[b]	86,200	4,546,188
CITIC Telecom International Holdings, Ltd.	10,732,000	4,088,904
Tencent Holdings, Ltd.	203,800	3,990,401
CAR, Inc.[b]	2,421,000	3,989,431
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	5,752,000	3,933,092
CSPC Pharmaceutical Group, Ltd.	3,292,000	3,356,221
Zhaopin, Ltd. ADR[b]	215,063	3,294,765
Vipshop Holdings, Ltd. ADR[b]	164,242	2,507,975
PAX Global Technology, Ltd.	2,083,000	2,137,094

Total China/Hong Kong		72,744,547

JAPAN: 11.0%
Olympus Corp.	95,800	3,771,519
Hoya Corp.	88,200	3,606,726
Shimano, Inc.	18,600	2,856,189
Kao Corp.	44,500	2,286,799
Murata Manufacturing Co., Ltd.	14,200	2,043,114
Keyence Corp.	3,700	2,033,539
Asahi Intecc Co., Ltd.	37,500	1,723,275

Total Japan		18,321,161

INDIA: 9.6%
Info Edge India, Ltd.	371,814	4,790,835
Lupin, Ltd.	113,328	3,135,547
Bharti Infratel, Ltd.	423,901	2,734,970
Blue Dart Express, Ltd.	22,300	2,273,448
Just Dial, Ltd.	125,653	1,593,628
Mindtree, Ltd.	65,378	1,411,972

Total India		15,940,400

SOUTH KOREA: 8.4%
Naver Corp.	8,733	4,869,865
Modetour Network, Inc.	134,153	3,831,862
SaraminHR Co., Ltd.	94,539	1,844,322
iMarketKorea, Inc.	80,846	1,734,716
Samsung Electronics Co., Ltd.	1,554	1,657,469

Total South Korea		13,938,234

TAIWAN: 7.1%
PChome Online, Inc.	307,525	3,057,091
Delta Electronics, Inc.	591,511	2,782,221
Merida Industry Co., Ltd.	477,000	2,558,224
Ennoconn Corp.	181,000	2,039,371
Largan Precision Co., Ltd.	21,000	1,436,921

Total Taiwan		11,873,828

	Shares	Value
SINGAPORE: 2.3%
Raffles Medical Group, Ltd.	751,600	$2,203,457
iFAST Corp., Ltd.	1,802,100	1,710,423

Total Singapore		3,913,880

UNITED STATES: 1.9%
Cognizant Technology Solutions Corp. Class Ab	53,300	3,199,066

Total United States		3,199,066

THAILAND: 1.9%
Major Cineplex Group Public Co., Ltd.	3,261,900	3,185,411

Total Thailand		3,185,411

INDONESIA: 1.5%
PT Telekomunikasi Indonesia Persero ADR	55,100	2,446,440

Total Indonesia		2,446,440

VIETNAM: 0.8%
Mobile World Investment Corp.[b]	375,365	1,307,308

Total Vietnam		1,307,308

TOTAL COMMON EQUITIES		146,870,275

(Cost $110,517,307)

PREFERRED EQUITIES: 7.1%
SOUTH KOREA: 7.1%
LG Household & Health Care, Ltd., Pfd.	14,270	6,592,291
LG Chem, Ltd., Pfd.	12,492	2,609,848
Samsung Electronics Co., Ltd., Pfd.	2,796	2,584,589

Total South Korea		11,786,728

TOTAL PREFERRED EQUITIES		11,786,728

(Cost $9,227,414)

TOTAL INVESTMENTS: 95.3%		158,657,003
(Cost $119,744,721c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.7%		7,875,538

NET ASSETS: 100.0%		$166,532,541

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $119,778,528 and net unrealized appreciation consists of:

Gross unrealized appreciation	$43,617,145
Gross unrealized depreciation	(4,738,670)

Net unrealized appreciation	$38,878,475

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

86	MATTHEWS ASIA FUNDS

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2015. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: Currently, a 2.00% redemption fee will be assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. Effective April 30, 2015, Funds other than the Covered Funds discontinued the assessment of a 2.00% redemption fee, as approved by the Board of Trustees. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is also imposed to discourage short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that you purchased your shares, and first redeem the shares that you have held the longest.

The Covered Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds’ prospectus.

Index Definitions

The HSBC Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI All Country Asia Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Information Technology Index is a free float–adjusted market capitalization–weighted index designed to measure the combined equity market performance of companies in the information technology sector of developed and emerging markets countries in Asia. Component companies include those of software and services, technology hardware and equipment, and semiconductors and semiconductor equipment.

matthewsasia.com | 800.789.ASIA	87

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

88	MATTHEWS ASIA FUNDS

December 31, 2015

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expense Ratio[1]	Operating Expenses Paid During Period 7/1/15– 12/31/15[2]	Beginning Account Value 7/1/2015	Ending Account Value 12/31/15	Expense Ratio[1]		Operating Expenses Paid During Period 7/1/15– 12/31/15[2]
ASIA FIXED INCOME STRATEGY
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$990.50	1.12%	$5.62	$1,000.00	$992.60	0.90%		$4.52
Hypothetical 5% Return	$1,000.00	$1,019.56	1.12%	$5.70	$1,000.00	$1,020.67	0.90%		$4.58
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$923.10	1.09%	$5.28	$1,000.00	$924.00	0.92%		$4.46
Hypothetical 5% Return	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.57	0.92%		$4.69
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$922.00	1.05%	$5.09	$1,000.00	$922.00	0.92%		$4.46
Hypothetical 5% Return	$1,000.00	$1,019.91	1.05%	$5.35	$1,000.00	$1,020.57	0.92%		$4.69
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$892.50	1.26%	$6.01	$1,000.00	$893.50	1.01%		$4.82
Hypothetical 5% Return	$1,000.00	$1,018.85	1.26%	$6.41	$1,000.00	$1,020.11	1.01%		$5.14
ASIA VALUE STRATEGY
Matthews Asia Value Fund*
Actual Fund Return	$1,000.00	$1,013.50	1.50%	$1.28	$1,000.00	$1,013.00	1.25%	[3]	$1.07
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63	$1,000.00	$1,018.90	1.25%	[3]	$6.36
ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund
Actual Fund Return	$1,000.00	$887.30	1.51%	$7.18	$1,000.00	$888.40	1.25%		$5.95
Hypothetical 5% Return	$1,000.00	$1,017.59	1.51%	$7.68	$1,000.00	$1,018.90	1.25%		$6.36
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$956.40	1.14%	$5.62	$1,000.00	$958.00	0.91%		$4.49
Hypothetical 5% Return	$1,000.00	$1,019.46	1.14%	$5.80	$1,000.00	$1,020.62	0.91%		$4.63
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$912.80	1.09%	$5.26	$1,000.00	$913.80	0.90%		$4.34
Hypothetical 5% Return	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.67	0.90%		$4.58
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$942.10	1.44%	$7.05	$1,000.00	$943.70	1.25%		$6.12
Hypothetical 5% Return	$1,000.00	$1,017.95	1.44%	$7.32	$1,000.00	$1,018.90	1.25%		$6.36
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$976.90	1.53%	$7.62	$1,000.00	$977.60	1.22%		$6.08
Hypothetical 5% Return	$1,000.00	$1,017.49	1.53%	$7.78	$1,000.00	$1,019.06	1.22%		$6.21
Matthews China Fund
Actual Fund Return	$1,000.00	$866.00	1.15%	$5.41	$1,000.00	$866.30	1.00%		$4.70
Hypothetical 5% Return	$1,000.00	$1,019.41	1.15%	$5.85	$1,000.00	$1,020.16	1.00%		$5.09
Matthews India Fund
Actual Fund Return	$1,000.00	$947.70	1.15%	$5.65	$1,000.00	$948.90	0.91%		$4.47
Hypothetical 5% Return	$1,000.00	$1,019.41	1.15%	$5.85	$1,000.00	$1,020.62	0.91%		$4.63
Matthews Japan Fund
Actual Fund Return	$1,000.00	$988.00	0.99%	$4.96	$1,000.00	$988.50	0.86%		$4.31
Hypothetical 5% Return	$1,000.00	$1,020.21	0.99%	$5.04	$1,000.00	$1,020.87	0.86%		$4.38
Matthews Korea Fund
Actual Fund Return	$1,000.00	$994.90	1.11%	$5.58	$1,000.00	$995.10	0.93%		$4.68
Hypothetical 5% Return	$1,000.00	$1,019.61	1.11%	$5.65	$1,000.00	$1,020.52	0.93%		$4.74

*	Commenced operations on November 30, 2015.

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.

2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

3	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 31 days, then divided by 365.

matthewsasia.com | 800.789.ASIA	89

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expense Ratio[1]	Operating Expenses Paid During Period 7/1/15– 12/31/15[2]	Beginning Account Value 7/1/2015	Ending Account Value 12/31/15	Expense Ratio[1]	Operating Expenses Paid During Period 7/1/15– 12/31/15[2]
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$854.70	1.48%	$6.92	$1,000.00	$855.90	1.26%	$5.89
Hypothetical 5% Return	$1,000.00	$1,017.74	1.48%	$7.53	$1,000.00	$1,018.85	1.26%	$6.41
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$893.20	1.50%	$7.16
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund
Actual Fund Return	$1,000.00	$960.80	1.22%	$6.03	$1,000.00	$961.50	0.99%	$4.89
Hypothetical 5% Return	$1,000.00	$1,019.06	1.22%	$6.21	$1,000.00	$1,020.21	0.99%	$5.04

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.

2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

90	MATTHEWS ASIA FUNDS

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matthewsasia.com | 800.789.ASIA	91

Statements of Assets and Liabilities

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund[1]	Matthews China Dividend Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$57,820,048	$2,839,910,133	$4,246,278,701	$176,915,548
Affiliated issuers	—	—	460,348,854	—
Total investments	57,820,048	2,839,910,133	4,706,627,555	176,915,548
Cash	1,608,926	6,104,823	61,871,524	4,038,241
Segregated foreign currency at value (B)	—	—	71,382	—
Foreign currency at value (B) (Note 2-C)	1,511,573	1,103,933	9,364,043	—
Dividends, interest and other receivable—Unaffiliated issuers	1,051,189	10,932,068	13,083,878	111,818
Dividends receivable—Affiliated issuers	—	—	—	—
Receivable for securities sold	—	22,760,359	3,290,580	427,477
Receivable for capital shares sold	63,041	9,309,902	23,075,250	650,585
Due from Advisor (Note 5)	—	—	—	—
Deferred offering costs (Note 2-E)	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	334,847	—	—	—
Prepaid expenses and other assets	20,755	146,552	35,329	42,055
TOTAL ASSETS	62,410,379	2,890,267,770	4,817,419,541	182,185,724
LIABILITIES:
Payable for securities purchased	—	—	38,788	444,749
Payable for capital shares redeemed	171,980	18,060,703	9,226,361	640,940
Unrealized depreciation on forward foreign currency exchange contracts	38,273	—	—	—
Deferred foreign capital gains tax liability (Note 2-G)	965	—	—	—
Due to Advisor (Note 5)	24,744	1,678,948	2,643,275	100,258
Administration and accounting fees payable	843	41,960	63,859	2,380
Administration and shareholder servicing fees payable	7,573	363,191	560,495	21,691
Custodian fees payable	389	147,847	152,083	—
Intermediary service fees payable (Note 5)	9,573	719,565	716,070	33,042
Professional fees payable	20,555	42,915	54,074	18,730
Transfer agent fees payable	385	11,003	72,177	1,626
Printing fees payable	—	147,269	158,649	2,317
Offering costs (Note 2-E)	—	—	—	—
Trustees fees payable	—	—	—	—
Accrued other expenses payable	4,496	—	110,027	—
TOTAL LIABILITIES	279,776	21,213,401	13,795,858	1,265,733
NET ASSETS	$62,130,603	$2,869,054,369	$4,803,623,683	$180,919,991
NET ASSETS:
Investor Class	$51,129,598	$2,045,435,360	$2,757,910,393	$165,514,383
Institutional Class	11,001,005	823,619,009	2,045,713,290	15,405,608
TOTAL	$62,130,603	$2,869,054,369	$4,803,623,683	$180,919,991
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	5,131,212	127,568,587	179,605,293	12,005,469
Institutional Class	1,104,785	51,418,285	133,264,411	1,117,428
TOTAL	6,235,997	178,986,872	312,869,704	13,122,897
1	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

92	MATTHEWS ASIA FUNDS

December 31, 2015

Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund

$1,320,377	$10,749,522	$760,804,877	$6,033,506,582	$4,840,407
—	—	—	596,651,164	—
1,320,377	10,749,522	760,804,877	6,630,157,746	4,840,407
417,745	450,099	13,970,217	61,486,309	102,974
—	—	—	—	—
4,285	11,902	75,103	3,029,378	2
4,564	33,906	469,903	6,491,425	8,720
—	—	—	753,846	—
—	—	4,797,671	—	6,448
11,950	50,529	1,452,334	13,105,785	5,418
40,508	10,178	—	—	71,990
87,206	—	—	—	26,229
—	—	—	—	—
—	15,739	60,704	46,648	—
1,886,635	11,321,875	781,630,809	6,715,071,137	5,062,188

41,413	—	—	—	2
—	136,680	3,848,419	23,395,883	300
—	—	—	—	—
—	—	141,754	—	9,835
—	—	439,511	3,673,742	—
9	157	10,541	90,093	72
167	1,395	95,164	762,734	643
2,727	—	38,390	463,699	4,730
198	—	149,364	957,249	—
12,729	8,558	26,941	70,838	12,723
41	219	3,691	71,738	42
499	18	13,177	124,862	10,417
95,134	—	—	—	78,686
20	—	—	—	555
1,103	—	8,094	44,945	9,832
154,040	147,027	4,775,046	29,655,783	127,837
$1,732,595	$11,174,848	$776,855,763	$6,685,415,354	$4,934,351

$1,589,491	$5,474,349	$526,969,427	$2,720,868,577	$3,247,953
143,104	5,700,499	249,886,336	3,964,546,777	1,686,398
$1,732,595	$11,174,848	$776,855,763	$6,685,415,354	$4,934,351

161,338	629,805	24,981,689	115,582,909	351,982
14,560	655,863	11,767,259	168,553,810	183,975
175,898	1,285,668	36,748,948	284,136,719	535,957

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Statements of Assets and Liabilities (continued)

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund[1]	Matthews China Dividend Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$9.96	$16.03	$15.36	$13.79
Institutional Class, offering price and redemption price	$9.96	$16.02	$15.35	$13.79
NET ASSETS CONSIST OF:
Capital paid-in	$67,075,877	$2,622,477,980	$4,348,200,631	$175,660,361
Undistributed (distributions in excess of) net investment income (loss)	(141,570)	(9,981,676)	(4,689,915)	(367,605)
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, and foreign currency related transactions	(1,535,531)	40,251,822	(40,485,123)	516,116
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	(3,268,173)	216,306,243	500,598,090	5,111,119
NET ASSETS	$62,130,603	$2,869,054,369	$4,803,623,683	$180,919,991
(A) Investments at cost:
Unaffiliated issuers	$61,378,254	$2,623,543,355	$3,741,066,074	$171,804,467
Affiliated issuers	—	—	464,705,388	—
Total investments at cost	$61,378,254	$2,623,543,355	$4,205,771,462	$171,804,467
(B) Foreign currency at cost	$1,511,573	$1,103,933	$9,613,953	$—

1	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

94	MATTHEWS ASIA FUNDS

December 31, 2015

Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund

$9.85	$8.69	$21.09	$23.54	$9.23

$9.83	$8.69	$21.24	$23.52	$9.17

$1,741,569	$13,265,385	$661,074,198	$5,255,153,512	$5,088,649
7,772	80,691	278,925	—	26,705
—	(709,662)	(19,506,204)	13,364,607	(52,070)
(16,746)	(1,461,566)	135,008,844	1,416,897,235	(128,933)
$1,732,595	$11,174,848	$776,855,763	$6,685,415,354	$4,934,351

$1,337,140	$12,210,811	$625,650,734	$4,467,455,485	$4,959,486
—	—	—	745,786,796	—
$1,337,140	$12,210,811	$625,650,734	$5,213,242,281	$4,959,486
$4,274	$11,902	$75,103	$3,029,224	$2

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Statements of Assets and Liabilities (continued)

	Matthews Emerging Asia Fund	Matthews China Fund[1]	Matthews India Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$165,213,375	$732,306,149	$1,408,937,740
Affiliated issuers	—	—	98,231,975
Total investments	165,213,375	732,306,149	1,507,169,715
Cash	4,285,963	—	—
Segregated foreign currency at value (B)	—	72,494	—
Foreign currency at value (B)	2,253,794	1,652,644	10,906,448
Dividends, interest and other receivable—Unaffiliated issuers	181,630	—	372,989
Dividends receivable—Affiliated issuers	—	—	—
Receivable for securities sold	—	11,904,467	8,792,539
Receivable for capital shares sold	379,326	514,290	3,036,003
Prepaid expenses and other assets	13,480	39,727	46,111
TOTAL ASSETS	172,327,568	746,489,771	1,530,323,805
LIABILITIES:
Payable for securities purchased	389,880	7,474,674	—
Payable for capital shares redeemed	177,718	3,838,369	6,328,274
Cash overdraft	—	273,630	14,780,558
Deferred foreign capital gains tax liability (Note 2-G)	1,660,502	—	1,942,487
Foreign capital gains tax payable (Note 2-G)	72,437	—	—
Due to Advisor (Note 5)	68,510	417,735	841,513
Administration and accounting fees payable	2,174	10,275	20,054
Administration and shareholder servicing fees payable	19,696	90,362	182,336
Intermediary service fees payable (Note 5)	30,705	160,710	248,331
Professional fees payable	8,651	24,787	30,216
Transfer agent fees payable	763	12,555	12,653
Accrued other expenses payable	28,037	143,591	110,389
TOTAL LIABILITIES	2,459,073	12,446,688	24,496,811
NET ASSETS	$169,868,495	$734,043,083	$1,505,826,994
NET ASSETS:
Investor Class	$114,590,180	$709,766,606	$1,151,948,121
Institutional Class	55,278,315	24,276,477	353,878,873
TOTAL	$169,868,495	$734,043,083	$1,505,826,994
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	10,170,853	38,536,969	43,588,611
Institutional Class	4,896,422	1,320,026	13,358,512
TOTAL	15,067,275	39,856,995	56,947,123

[1]	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

96	MATTHEWS ASIA FUNDS

December 31, 2015

Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund

$1,796,117,364	$201,177,976	$583,834,040	$21,138,749	$158,657,003
65,578,270	—	7,205,664	—	—
1,861,695,634	201,177,976	591,039,704	21,138,749	158,657,003
83,456,343	4,694,850	20,764,878	635,285	6,694,239
—	—	—	—	—
4	—	619,715	8,361	900,633
1,339,933	2,085,503	253,252	—	263,828
37,679	—	—	—	—
1,399,096	—	3,135,379	—	—
22,270,200	118,618	1,646,581	111,600	321,800
47,506	15,013	32,830	6,313	18,318
1,970,246,395	208,091,960	617,492,339	21,900,308	166,855,821

17,771,298	—	600,789	327,970	—
1,770,046	230,441	6,105,618	—	149,488
—	—	—	—	—
—	—	56,811	—	—
—	—	—	—	—
1,010,736	114,290	494,674	5,180	90,794
23,026	2,761	8,455	282	2,148
219,075	24,749	75,124	2,560	19,654
82,326	17,862	141,132	—	23,454
13,122	18,853	37,057	17,909	25,935
13,992	2,858	2,562	405	2,238
16,104	13,104	55,409	—	9,569
20,919,725	424,918	7,577,631	354,306	323,280
$1,949,326,670	$207,667,042	$609,914,708	$21,546,002	$166,532,541

$1,330,743,379	$147,684,772	$387,746,960	$21,546,002	$129,762,540
618,583,291	59,982,270	222,167,748	—	36,770,001
$1,949,326,670	$207,667,042	$609,914,708	$21,546,002	$166,532,541

70,167,096	24,015,280	19,975,837	2,452,395	10,531,982
32,562,867	9,707,828	11,454,086	—	2,979,461
102,729,963	33,723,108	31,429,923	2,452,395	13,511,443

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Statements of Assets and Liabilities (continued)

	Matthews Emerging Asia Fund	Matthews China Fund[1]	Matthews India Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$11.27	$18.42	$26.43
Institutional Class, offering price and redemption price	$11.29	$18.39	$26.49
NET ASSETS CONSIST OF:
Capital paid-in	$166,108,210	$644,211,368	$1,254,222,667
Undistributed (distributions in excess of) net investment income (loss)	276,735	(32,868)	(50,865)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(1,095,848)	15,479,406	11,096,759
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	4,579,398	74,385,177	240,558,433
NET ASSETS	$169,868,495	$734,043,083	$1,505,826,994
(A) Investments at cost:
Unaffiliated issuers	$158,973,147	$657,904,382	$1,181,426,322
Affiliated issuers	—	—	83,125,117
Total investments at cost	$158,973,147	$657,904,382	$1,264,551,439
(B) Foreign currency at cost	$2,253,808	$1,669,467	$10,906,448

[1]	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

December 31, 2015

Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund

$18.97	$6.15	$19.41	$8.79	$12.32
$19.00	$6.18	$19.40	$—	$12.34

$1,846,206,894	$135,013,532	$591,767,216	$20,196,514	$117,221,520

1,177,791	(93,408)	1,244,170	1,346	—

(67,394,578)	6,305,654	(13,195,238)	701,492	10,405,773

169,336,563	66,441,264	30,098,560	646,650	38,905,248
$1,949,326,670	$207,667,042	$609,914,708	$21,546,002	$166,532,541

$1,622,203,732	$134,731,859	$546,539,760	$20,492,099	$119,744,721
70,157,293	—	14,325,613	—	—
$1,692,361,025	$134,731,859	$560,865,373	$20,492,099	$119,744,721
$4	$—	$619,657	$8,361	$907,082

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Statements of Operations

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund[1]	Matthews China Dividend Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$54,553	$128,462,695	$144,206,511	$5,903,655
Dividends—Affiliated Issuers (Note 7)	—	—	22,043,241	—
Interest	3,871,629	4,802,504	1,114	57,688
Foreign withholding tax	(85,447)	(7,461,719)	(12,948,537)	(371,441)
TOTAL INVESTMENT INCOME	3,840,735	125,803,480	153,302,329	5,589,902
EXPENSES:
Investment advisory fees (Note 5)	438,698	25,621,034	35,306,056	1,183,701
Administration and accounting fees (Note 5)	5,399	308,810	506,832	14,287
Administration and shareholder servicing fees (Note 5)	94,329	5,389,839	7,429,497	248,951
Accounting out-of-pocket fees	34,791	46,081	54,353	34,070
Custodian fees	25,422	1,170,751	1,457,267	112,502
Insurance fees	19,391	19,391	25,925	722
Intermediary service fees (Note 5)	125,127	6,884,522	6,800,053	350,742
Printing fees	6,466	427,492	405,884	21,602
Professional fees	47,692	105,255	213,542	44,905
Registration fees	35,183	73,516	75,540	37,533
Transfer agent fees	3,225	90,241	583,595	12,220
Trustees fees	2,538	50,063	193,470	11,126
Offering costs (Note 2-E)	—	—	96,561	—
Other expenses	4,828	103,522	116,236	17,455
TOTAL EXPENSES	843,089	40,290,517	53,264,811	2,089,816
Advisory fees waived and expenses waived or reimbursed (Note 5)	(113,621)	(86,260)	(244,805)	—
Administration fees waived (Note 5)	—	(86,260)	(244,805)	—
NET EXPENSES	729,468	40,117,997	52,775,201	2,089,816
NET INVESTMENT INCOME (LOSS)	3,111,267	85,685,483	100,527,128	3,500,086
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCIAL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	226,884	161,549,914	256,519,653	10,318,680
Net realized gain (loss) on investments—Affiliated Issuers	—	—	3,642,992	—
Net realized gain (loss) on financial futures contracts	(88,422)	—	—	—
Net realized foreign capital gains tax	—	—	(216,219)	—
Net realized gain (loss) on foreign currency related transactions	(1,438,110)	(1,287,301)	(1,974,507)	(48,778)
Net change in unrealized appreciation/depreciation on investments	(2,508,426)	(408,123,551)	(204,821,506)	(6,469,661)
Net change in deferred foreign capital gains taxes on unrealized appreciation	18,403	—	7,302,449	—
Net change in unrealized appreciation/depreciation on financial futures contracts	(12,891)	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	299,762	(107,432)	(327,104)	77
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred capital gains taxes	(3,502,800)	(247,968,370)	60,125,758	3,800,318

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($391,533)	($162,282,887)	$160,652,886	$7,300,404

*	Matthews Asia Value Fund commenced operations on November 30, 2015.

**	Matthews Asia ESG Fund commenced operations on April 30, 2015.

[1]	Consolidated Statements of Operations. See Note 2-C.

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

Year Ended December 31, 2015

Matthews Asia Value Fund*	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund**

$5,785	$382,131	$16,027,429	$205,047,908	$50,346
—	—	—	16,268,632	—
—	5	89	160	—
(880)	(13,719)	(1,445,364)	(12,503,194)	(7,045)
4,905	368,417	14,582,154	208,813,506	43,301

771	95,048	5,989,698	54,519,201	15,886
9	1,146	72,251	657,337	192
167	19,988	1,260,375	11,459,861	3,397
201	25,500	43,424	57,369	24,418
2,727	21,248	386,187	3,163,638	45,376
—	19,391	4,347	41,746	—
266	23,862	1,376,500	9,006,250	2,940
500	2,221	68,303	344,136	10,828
29,326	42,957	69,621	222,833	53,961
1,048	27,895	62,652	72,523	4,180
40	1,795	30,118	454,792	257
20	1,048	33,463	343,024	599
7,928	—	—	—	52,457
20	3,362	20,761	177,322	2,459
43,023	285,461	9,417,700	80,520,032	216,950
(41,279)	(87,252)	—	(857,693)	(183,985)
—	—	—	(857,693)	—
1,744	198,209	9,417,700	78,804,646	32,965
3,161	170,208	5,164,454	130,008,860	10,336

—	(609,861)	13,899,209	685,636,391	(52,070)
—	—	—	(19,396,677)	—
—	—	—	—	—
—	—	—	—	—
(988)	(1,014)	(5,751)	(763,754)	1,317
(16,763)	(1,483,528)	(31,519,028)	(1,050,830,850)	(119,079)
—	982	120,781	5,827,625	(9,835)
—	—	—	—	—
17	(133)	3,699	(47,224)	(19)

(17,734)	(2,093,554)	(17,501,090)	(379,574,489)	(179,686)

($14,573)	($1,923,346)	($12,336,636)	($249,565,629)	($169,350)

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Statements of Operations (continued)

	Matthews Emerging Asia Fund	Matthews China Fund[1]	Matthews India Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$3,365,820	$19,903,318	$11,718,335
Dividends—Affiliated Issuers (Note 7)	—	—	2,578,272
Interest	—	15	13,816
Foreign withholding tax	(297,602)	(839,714)	—
TOTAL INVESTMENT INCOME	3,068,218	19,063,619	14,310,423
EXPENSES:
Investment advisory fees (Note 5)	1,661,519	6,216,536	10,143,432
Administration and accounting fees (Note 5)	13,297	151,438	122,373
Administration and shareholder servicing fees (Note 5)	232,258	1,306,491	2,137,111
Accounting out-of-pocket fees	49,003	37,930	38,505
Custodian fees	396,277	331,247	772,169
Intermediary service fees (Note 5)	314,340	1,916,570	2,785,784
Printing fees	22,413	172,392	135,425
Professional fees	47,780	130,093	68,903
Registration fees	42,816	39,856	78,724
Transfer agent fees	6,281	118,552	100,498
Trustees fees	4,739	40,385	54,654
Offering costs (Note 2-E)	—	96,561	—
Other expenses	26,073	35,353	43,501
TOTAL EXPENSES	2,816,796	10,593,404	16,481,079
Advisory fees waived and expenses waived or reimbursed (Note 5)	(452,048)	—	—
NET EXPENSES	2,364,748	10,593,404	16,481,079
NET INVESTMENT INCOME (LOSS)	703,470	8,470,215	(2,170,656)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(883,817)	131,493,138	24,512,494
Net realized gain (loss) on investments—Affiliated Issuers	—	—	251,540
Net realized foreign capital gains tax	(124,875)	—	—
Net realized gain (loss) on foreign currency related transactions	(82,987)	(273,081)	(917,224)
Net change in unrealized appreciation/depreciation on investments	(4,198,765)	(106,942,414)	(62,169,687)
Net change in deferred foreign capital gains taxes on unrealized appreciation	(730,548)	4,990	6,684,572
Net change in unrealized appreciation/depreciation on foreign currency related translations	951	11,673	(13,669)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred capital gains taxes	(6,020,041)	24,294,306	(31,651,974)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($5,316,571)	$32,764,521	($33,822,630)

[1]	Consolidated Statements of Operations. See Note 2-C.

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

Year Ended December 31, 2015

Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund

$14,613,800	$3,085,707	$12,405,821	$529,669	$1,664,237
882,727	—	368,679	—	—
—	—	84	—	12
(1,547,684)	(509,194)	(1,137,342)	(15,720)	(175,988)
13,948,843	2,576,513	11,637,242	513,949	1,488,261

7,785,999	1,359,009	7,188,942	223,822	1,174,937
94,121	16,399	57,520	1,791	14,165
1,647,371	286,380	1,003,109	31,234	247,195
49,637	37,526	47,901	42,579	32,089
189,668	72,195	419,003	38,680	106,712
1,054,987	244,868	1,270,374	58,767	273,619
78,766	16,540	53,346	3,258	21,020
58,211	42,776	79,328	42,596	56,910
63,843	34,125	52,700	18,298	31,812
115,354	23,567	20,831	3,281	17,952
30,834	7,913	42,292	1,724	8,337
—	—	—	—	—
31,745	12,186	22,712	3,003	10,136
11,200,536	2,153,484	10,258,058	469,033	1,994,884
—	—	(113,037)	(133,327)	—
11,200,536	2,153,484	10,145,021	335,706	1,994,884
2,748,307	423,029	1,492,221	178,243	(506,623)

24,814,680	13,748,671	(7,719,282)	3,457,528	27,270,960
142,916	—	(32,275)	—	—
—	—	—	—	—
(340,642)	(99,064)	(249,073)	863	(112,049)
124,627,217	10,801,565	(74,035,599)	(3,135,949)	(18,069,368)

—	—	378,114	—	—

1,512	(46,204)	(1,417)	(826)	(8,955)

149,245,683	24,404,968	(81,659,532)	321,616	9,080,588

$151,993,990	$24,827,997	($80,167,311)	$499,859	$8,573,965

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Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$3,111,267	$2,549,890
Net realized gain (loss) on investments and foreign currency related transactions	(1,299,648)	(1,349,144)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(2,208,664)	(188,122)
Net change on deferred foreign capital gains taxes on unrealized appreciation	18,403	(15,022)
Net change in unrealized appreciation/depreciation on financial futures contracts	(12,891)	(52,031)
Net increase (decrease) in net assets resulting from operations	(391,533)	945,571
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,574,263)	(1,819,452)
Institutional Class	(350,781)	(294,936)
Net decrease in net assets resulting from distributions	(1,925,044)	(2,114,388)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(1,988,782)	21,884,520
REDEMPTION FEES	1,288	6,087
Total increase (decrease) in net assets	(4,304,071)	20,721,790
NET ASSETS:
Beginning of year	66,434,674	45,712,884
End of year (including undistributed/distributions in excess of net investment income of ($141,570) and ($241,167), respectively)	$62,130,603	$66,434,674

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$85,685,483	$92,607,652
Net realized gain (loss) on investments and foreign currency related transactions	160,262,613	117,898,875
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(408,230,983)	(247,572,282)
Net increase (decrease) in net assets resulting from operations	(162,282,887)	(37,065,755)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(60,473,615)	(58,176,498)
Institutional Class	(25,646,657)	(24,675,840)
Realized gains on investments:
Investor Class	(99,500,383)	(73,703,258)
Institutional Class	(38,663,330)	(28,748,112)
Net decrease in net assets resulting from distributions	(224,283,985)	(185,303,708)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(979,815,420)	58,477,140
REDEMPTION FEES	181,880	343,294
Total increase (decrease) in net assets	(1,366,200,412)	(163,549,029)
NET ASSETS:
Beginning of year	4,235,254,781	4,398,803,810
End of year (including distributions in excess of net investment income of ($9,981,676) and ($13,412,958), respectively)	$2,869,054,369	$4,235,254,781

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2015[1]	Year Ended December 31, 2014 [1]
OPERATIONS:
Net investment income (loss)	$100,527,128	$103,460,502
Net realized gain (loss) on investments and foreign currency related transactions	257,971,919	116,243,335
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(205,148,610)	(236,016,208)
Net change on deferred foreign capital gains taxes on unrealized appreciation	7,302,449	(5,021,270)
Net increase (decrease) in net assets resulting from operations	160,652,886	(21,333,641)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(50,178,458)	(47,911,397)
Institutional Class	(42,940,313)	(32,066,176)
Realized gains on investments:
Investor Class	(40,978,371)	—
Institutional Class	(30,690,700)	—
Return of Capital:
Investor Class	—	(13,172,130)
Institutional Class	—	(8,815,853)
Net decrease in net assets resulting from distributions	(164,787,842)	(101,965,556)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(217,935,493)	(645,503,365)
REDEMPTION FEES	95,389	497,372
Total increase (decrease) in net assets	(221,975,060)	(768,305,190)
NET ASSETS:
Beginning of year	5,025,598,743	5,793,903,933
End of year (including distributions in excess of net investment income of ($4,689,915) and ($55,629,552), respectively)	$4,803,623,683	$5,025,598,743

1 Consolidated Statements of Changes in Net Assets. See Note 2-C.

MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$3,500,086	$2,671,693
Net realized gain (loss) on investments and foreign currency related transactions	10,269,902	2,594,721
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(6,469,584)	(5,177,012)
Net increase (decrease) in net assets resulting from operations	7,300,404	89,402
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(3,549,297)	(2,935,482)
Institutional Class	(479,873)	(817,023)
Realized gains on investments:
Investor Class	(7,116,965)	(1,191,973)
Institutional Class	(673,526)	(314,911)
Net decrease in net assets resulting from distributions	(11,819,661)	(5,259,389)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	37,808,908	1,987,255
REDEMPTION FEES	13,497	45,150
Total increase (decrease) in net assets	33,303,148	(3,137,582)
NET ASSETS:
Beginning of year	147,616,843	150,754,425
End of year (including distributions in excess of net investment income of ($367,605) and ($1,285,165), respectively)	$180,919,991	$147,616,843

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA VALUE FUND		Period Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)		$3,161
Net realized gain (loss) on investments and foreign currency related transactions		(988)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations		(16,746)
Net increase (decrease) in net assets resulting from operations		(14,573)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class		(1,748)
Institutional Class		(581)
Net decrease in net assets resulting from distributions		(2,329)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)		1,749,497
Total increase (decrease) in net assets		1,732,595
NET ASSETS:
Beginning of period		—
End of period (including undistributed net investment income of $7,772)		$1,732,595

1 Matthews Asia Value commenced operations on November 30, 2015.

MATTHEWS ASIA FOCUS FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$170,208	$93,078
Net realized gain (loss) on investments and foreign currency related transactions	(610,875)	90,648
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(1,483,661)	65,598
Net change on deferred foreign capital gains taxes on unrealized appreciation	982	8,519
Net increase (decrease) in net assets resulting from operations	(1,923,346)	257,843
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(43,929)	(55,443)
Institutional Class	(68,121)	(57,082)
Realized gains on investments:
Investor Class	(30,710)	—
Institutional Class	(30,458)	—
Net decrease in net assets resulting from distributions	(173,218)	(112,525)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(1,717,388)	6,463,284
REDEMPTION FEES	1,869	2,548
Total increase (decrease) in net assets	(3,812,083)	6,611,150
NET ASSETS:
Beginning of year	14,986,931	8,375,781
End of year (including undistributed net investment income of $80,691 and $1,023, respectively)	$11,174,848	$14,986,931

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

MATTHEWS ASIA GROWTH FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$5,164,454	$4,953,601
Net realized gain (loss) on investments and foreign currency related transactions	13,893,458	15,349,737
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(31,515,329)	(9,391,211)
Net change on deferred foreign capital gains taxes on unrealized appreciation	120,781	(262,534)
Net increase (decrease) in net assets resulting from operations	(12,336,636)	10,649,593
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(10,002,000)
Institutional Class	—	(5,438,617)
Net decrease in net assets resulting from distributions	—	(15,440,617)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(60,027,645)	67,553,705
REDEMPTION FEES	36,064	162,173
Total increase (decrease) in net assets	(72,328,217)	62,924,854
NET ASSETS:
Beginning of year	849,183,980	786,259,126
End of year (including undistributed/(distributions in excess of) net investment income of $278,925 and ($11,816,062), respectively)	$776,855,763	$849,183,980

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$130,008,860	$47,931,459
Net realized gain (loss) on investments and foreign currency related transactions	665,475,960	301,174,040
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(1,050,878,074)	479,195,485
Net change on deferred foreign capital gains taxes on unrealized appreciation	5,827,625	(4,638,516)
Net increase (decrease) in net assets resulting from operations	(249,565,629)	823,662,468
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(44,786,496)	(14,427,716)
Institutional Class	(72,239,388)	(32,970,946)
Realized gains on investments:
Investor Class	(237,860,447)	(134,989,408)
Institutional Class	(343,244,442)	(226,070,336)
Net decrease in net assets resulting from distributions	(698,130,773)	(408,458,406)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(463,729,788)	48,148,464
REDEMPTION FEES	121,959	220,012
Total increase (decrease) in net assets	(1,411,304,231)	463,572,538
NET ASSETS:
Beginning of year	8,096,719,585	7,633,147,047
End of year (including undistributed net investment income of $0 and $12,414, respectively)	$6,685,415,354	$8,096,719,585

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA ESG FUND		Period Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)		$10,336
Net realized gain (loss) on investments and foreign currency related transactions		(50,753)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations		(119,098)
Net change on deferred foreign capital gains taxes on unrealized appreciation		(9,835)
Net increase (decrease) in net assets resulting from operations		(169,350)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class		(16,506)
Institutional Class		(20,899)
Net decrease in net assets resulting from distributions		(37,405)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)		5,141,106
Total increase (decrease) in net assets		4,934,351
NET ASSETS:
Beginning of period		—
End of period (including undistributed net investment income of $26,705)		$4,934,351

1 Matthews Asia ESG Fund commenced operations on April 30, 2015.

MATTHEWS EMERGING ASIA FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$703,470	$282,110
Net realized gain (loss) on investments and foreign currency related transactions	(1,091,679)	520,478
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(4,197,814)	9,875,738
Net change on deferred foreign capital gains taxes on unrealized appreciation	(730,548)	(757,162)
Net increase (decrease) in net assets resulting from operations	(5,316,571)	9,921,164
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(35,327)	(518,224)
Institutional Class	(46,163)	(105,103)
Realized gains on investments:
Investor Class	(300,074)	—
Institutional Class	(132,999)	—
Net decrease in net assets resulting from distributions	(514,563)	(623,327)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	43,937,018	82,361,403
REDEMPTION FEES	49,908	14,452
Total increase (decrease) in net assets	38,155,792	91,673,692
NET ASSETS:
Beginning of year	131,712,703	40,039,011
End of year (including undistributed/(distributions in excess of) net investment income of $276,735 and ($349,313), respectively)	$169,868,495	$131,712,703

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

MATTHEWS CHINA FUND	Year Ended December 31, 2015[1]	Year Ended December 31, 2014[1]
OPERATIONS:
Net investment income (loss)	$8,470,215	$12,670,620
Net realized gain (loss) on investments and foreign currency related transactions	131,220,057	19,391,086
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(106,930,741)	(96,779,181)
Net change on deferred foreign capital gains taxes on unrealized appreciation	4,990	(4,990)
Net increase (decrease) in net assets resulting from operations	32,764,521	(64,722,465)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(7,271,979)	(11,939,433)
Institutional Class	(292,369)	(897,946)
Realized gains on investments:
Investor Class	(112,695,199)	(4,591,640)
Institutional Class	(3,998,950)	(303,495)
Net decrease in net assets resulting from distributions	(124,258,497)	(17,732,514)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(174,745,783)	(321,454,659)
REDEMPTION FEES	64,297	141,324
Total increase (decrease) in net assets	(266,175,462)	(403,768,314)
NET ASSETS:
Beginning of year	1,000,218,545	1,403,986,859
End of year (including undistributed/(distributions in excess of) net investment income of ($32,868) and $73,913, respectively)	$734,043,083	$1,000,218,545

1 Consolidated Statements of Changes in Net Assets. See Note 2-C.

MATTHEWS INDIA FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	($2,170,656)	$2,121,302
Net realized gain (loss) on investments and foreign currency related transactions	23,846,810	6,119,604
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(62,183,356)	298,047,926
Net change on deferred foreign capital gains taxes on unrealized appreciation	6,684,572	(8,627,059)
Net increase (decrease) in net assets resulting from operations	(33,822,630)	297,661,773
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,210,919)	(1,672,358)
Institutional Class	(713,191)	(176,254)
Realized gains on investments:
Investor Class	(10,496,814)	(5,267,446)
Institutional Class	(3,018,487)	(320,352)
Net decrease in net assets resulting from distributions	(15,439,411)	(7,436,410)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	469,778,771	362,428,175
REDEMPTION FEES	1,141,560	420,708
Total increase (decrease) in net assets	421,658,290	653,074,246
NET ASSETS:
Beginning of year	1,084,168,704	431,094,458
End of year (including undistributed/(distributions in excess of) net investment income of ($50,865) and $1,797,278, respectively)	$1,505,826,994	$1,084,168,704

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS JAPAN FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$2,748,307	$1,903,581
Net realized gain (loss) on investments and foreign currency related transactions	24,616,954	13,363,795
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	124,628,729	(29,305,954)
Net increase (decrease) in net assets resulting from operations	151,993,990	(14,038,578)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(2,432,405)
Institutional Class	—	(893,149)
Net decrease in net assets resulting from distributions	—	(3,325,554)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	1,174,685,964	267,055,762
REDEMPTION FEES	42,911	221,547
Total increase (decrease) in net assets	1,326,722,865	249,913,177
NET ASSETS:
Beginning of year	622,603,805	372,690,628
End of year (including undistributed/(distributions in excess of) net investment income of $1,177,791 and ($3,723,660), respectively)	$1,949,326,670	$622,603,805

MATTHEWS KOREA FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$423,029	$550,797
Net realized gain (loss) on investments and foreign currency related transactions	13,649,607	5,707,881
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	10,755,361	(9,305,293)
Net increase (decrease) in net assets resulting from operations	24,827,997	(3,046,615)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(299,912)	—
Institutional Class	(230,197)	—
Realized gains on investments:
Investor Class	(7,587,708)	(5,528,243)
Institutional Class	(3,214,060)	(4,268,341)
Net decrease in net assets resulting from distributions	(11,331,877)	(9,796,584)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(25,043,885)	80,886,069
REDEMPTION FEES	10,431	48,449
Total increase (decrease) in net assets	(11,537,334)	68,091,319
NET ASSETS:
Beginning of year	219,204,376	151,113,057
End of year (including undistributed/(distributions in excess of) net investment income of ($93,408) and $342,932, respectively)	$207,667,042	$219,204,376

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

MATTHEWS ASIA SMALL COMPANIES FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$1,492,221	$2,628,989
Net realized gain (loss) on investments and foreign currency related transactions	(8,000,630)	2,692,424
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(74,037,016)	48,527,175
Net change on deferred foreign capital gains taxes on unrealized appreciation	378,114	458,859
Net increase (decrease) in net assets resulting from operations	(80,167,311)	54,307,447
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(527,668)	(2,240,054)
Institutional Class	(972,889)	(425,758)
Net decrease in net assets resulting from distributions	(1,500,557)	(2,665,812)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	15,106,280	172,402,487
REDEMPTION FEES	226,015	85,734
Total increase (decrease) in net assets	(66,335,573)	224,129,856
NET ASSETS:
Beginning of year	676,250,281	452,120,425
End of year (including undistributed net investment income of $1,244,170 and $1,500,466, respectively)	$609,914,708	$676,250,281

MATTHEWS CHINA SMALL COMPANIES FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$178,243	$32,748
Net realized gain (loss) on investments and foreign currency related transactions	3,458,391	725,842
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(3,136,775)	(1,527,785)
Net increase (decrease) in net assets resulting from operations	499,859	(769,195)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(146,067)	(50,571)
Realized gains on investments:
Investor Class	(1,644,128)	—
Return of Capital:
Investor Class	—	(828,820)
Net decrease in net assets resulting from distributions	(1,790,195)	(879,391)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	743,769	(2,960,536)
REDEMPTION FEES	24,657	2,817
Total increase (decrease) in net assets	(521,910)	(4,606,305)
NET ASSETS:
Beginning of year	22,067,912	26,674,217
End of year (including undistributed/(distributions in excess of) net investment income of $1,346 and ($38,540), respectively)	$21,546,002	$22,067,912

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	($506,623)	$87,025
Net realized gain (loss) on investments and foreign currency related transactions	27,158,911	15,185,277
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(18,078,323)	(362,764)
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	201,559
Net increase (decrease) in net assets resulting from operations	8,573,965	15,111,097
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(545,161)
Institutional Class	—	(384,106)
Realized gains on investments:
Investor Class	(17,188,079)	(769,763)
Institutional Class	(4,989,441)	(372,799)
Net decrease in net assets resulting from distributions	(22,177,520)	(2,071,829)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(6,569,665)	12,612,113
REDEMPTION FEES	5,577	61,504
Total increase (decrease) in net assets	(20,167,643)	25,712,885
NET ASSETS:
Beginning of year	186,700,184	160,987,299
End of year (including distributions in excess of net investment income of $0 and ($787), respectively)	$166,532,541	$186,700,184

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31				Period Ended Dec. 31, 2011[1]
INVESTOR CLASS	2015	2014	2013	2012
Net Asset Value, beginning of period	$10.31	$10.42	$10.84	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.47	0.46	0.40	0.37	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency	(0.53)	(0.19)	(0.48)	0.95	(0.07)
Total from investment operations	(0.06)	0.27	(0.08)	1.32	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.38)	(0.35)	(0.42)	(0.02)
Net realized gains on investments	—	—	(0.01)	—	—
Total distributions	(0.29)	(0.38)	(0.36)	(0.42)	(0.02)
Paid-in capital from redemption fees (Note 4)	— [3]	— [3]	0.02	0.01	—
Net Asset Value, end of period	$9.96	$10.31	$10.42	$10.84	$9.93
TOTAL RETURN	(0.58% )	2.54%	(0.50% )	13.62%	(0.52%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$51,130	$58,594	$38,051	$29,479	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.28%	1.27%	1.28%	1.85%	3.20%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%	1.13%	1.20%	1.17%	1.00%	[5]
Ratio of net investment income (loss) to average net assets	4.57%	4.36%	3.75%	3.58%	2.06%	[5]
Portfolio turnover[6]	50.09%	34.28%	48.71%	18.45%	3.66%	[4]

	Year Ended Dec. 31				Period Ended Dec. 31, 2011[1]
INSTITUTIONAL CLASS	2015	2014	2013	2012
Net Asset Value, beginning of period	$10.30	$10.42	$10.83	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.49	0.48	0.42	0.39	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, and foreign currency	(0.52)	(0.20)	(0.46)	0.94	(0.07)
Total from investment operations	(0.03)	0.28	(0.04)	1.33	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.40)	(0.38)	(0.44)	(0.02)
Net realized gains on investments	—	—	(0.01)	—	—
Total distributions	(0.31)	(0.40)	(0.39)	(0.44)	(0.02)
Paid-in capital from redemption fees (Note 4)	— [3]	— [3]	0.02	0.01	—
Net Asset Value, end of period	$9.96	$10.30	$10.42	$10.83	$9.93
TOTAL RETURN	(0.27% )	2.64%	(0.20% )	13.74%	(0.52%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$11,001	$7,840	$7,662	$6,205	$5,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%	1.07%	1.09%	1.70%	3.20%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.93%	1.00%	1.00%	1.00%	[5]
Ratio of net investment income (loss) to average net assets	4.81%	4.55%	3.99%	3.70%	1.96%	[5]
Portfolio turnover[6]	50.09%	34.28%	48.71%	18.45%	3.66%	[4]

1	Commencement of operations on November 30, 2011.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$18.01	$18.91	$18.61	$15.07	$18.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.39	0.39	0.41	0.43	0.47
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.19)	(0.50)	0.47	3.58	(2.36)
Total from investment operations	(0.80)	(0.11)	0.88	4.01	(1.89)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.35)	(0.46)	(0.47)	(0.47)
Net realized gains on investments	(0.76)	(0.44)	(0.12)	—	(0.61)
Total distributions	(1.18)	(0.79)	(0.58)	(0.47)	(1.08)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—
Net Asset Value, end of year	$16.03	$18.01	$18.91	$18.61	$15.07
TOTAL RETURN	(4.50% )	(0.65% )	4.83%	26.90%	(10.62% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,045,435	$3,052,565	$3,278,586	$3,214,984	$2,340,606
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%	1.08%	1.08%	1.11%	1.12%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.09%	1.08%	1.08%	1.11%	1.12%
Ratio of net investment income (loss) to average net assets	2.17%	2.03%	2.14%	2.52%	2.71%
Portfolio turnover[3]	16.48%	16.79%	15.27%	17.43%	16.54%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$18.00	$18.90	$18.60	$15.06	$18.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.42	0.42	0.44	0.45	0.52
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.19)	(0.50)	0.48	3.58	(2.39)
Total from investment operations	(0.77)	(0.08)	0.92	4.03	(1.87)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.38)	(0.50)	(0.49)	(0.50)
Net realized gains on investments	(0.76)	(0.44)	(0.12)	—	(0.61)
Total distributions	(1.21)	(0.82)	(0.62)	(0.49)	(1.11)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—
Net Asset Value, end of year	$16.02	$18.00	$18.90	$18.60	$15.06
TOTAL RETURN	(4.33% )	(0.48% )	5.04%	27.09%	(10.54% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$823,619	$1,182,690	$1,120,218	$856,876	$531,493
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.92%	0.92%	0.93%	0.97%	0.99%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.92%	0.92%	0.93%	0.97%	0.99%
Ratio of net investment income (loss) to average net assets	2.34%	2.19%	2.30%	2.69%	3.05%
Portfolio turnover[3]	16.48%	16.79%	15.27%	17.43%	16.54%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2015[1]	2014[1]	2013	2012	2011
Net Asset Value, beginning of year	$15.26	$15.60	$14.58	$12.48	$14.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.29	0.30	0.32	0.36	0.36
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.31	(0.34)	1.30	2.30	(1.78)
Total from investment operations	0.60	(0.04)	1.62	2.66	(1.42)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.23)	(0.60)	(0.56)	(0.37)
Return of capital	—	(0.07)	—	—	—
Net realized gains on investments	(0.23)	—	—	—	(0.06)
Total distributions	(0.50)	(0.30)	(0.60)	(0.56)	(0.43)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—	—	—
Net Asset Value, end of year	$15.36	$15.26	$15.60	$14.58	$12.48
TOTAL RETURN	3.86%	(0.32% )	11.27%	21.63%	(10.02% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,757,910	$2,918,228	$3,669,690	$2,780,043	$1,930,363
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.06%	1.06%	1.06%	1.09%	1.10%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.05%	1.05%	1.06%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	1.82%	1.89%	2.04%	2.65%	2.61%
Portfolio turnover[4]	35.98%	20.06%	14.06%	9.17%	16.48%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2015[1]	2014[1]	2013	2012	2011
Net Asset Value, beginning of year	$15.26	$15.59	$14.57	$12.48	$14.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.32	0.32	0.34	0.37	0.41
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.29	(0.33)	1.30	2.29	(1.82)
Total from investment operations	0.61	(0.01)	1.64	2.66	(1.41)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.25)	(0.62)	(0.57)	(0.38)
Return of capital	—	(0.07)	—	—	—
Net realized gains on investments	(0.23)	—	—	—	(0.06)
Total distributions	(0.52)	(0.32)	(0.62)	(0.57)	(0.44)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—	—	—
Net Asset Value, end of year	$15.35	$15.26	$15.59	$14.57	$12.48
TOTAL RETURN	3.93%	(0.18% )	11.43%	21.70%	(9.93% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,045,713	$2,107,371	$2,124,214	$922,561	$344,502
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%	0.93%	0.93%	0.97%	1.00%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.92%	0.93%	0.93%	0.97%	1.00%
Ratio of net investment income (loss) to average net assets	1.98%	2.02%	2.17%	2.72%	3.03%
Portfolio turnover[4]	35.98%	20.06%	14.06%	9.17%	16.48%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	115

Financial Highlights (continued)

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$13.37	$13.74	$12.35	$10.06	$12.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.29	0.25	0.25	0.25	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.01	(0.12)	1.35	2.49	(2.04)
Total from investment operations	1.30	0.13	1.60	2.74	(1.75)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.36)	(0.23)	(0.46)	(0.35)
Net realized gains on investments	(0.60)	(0.14)	—	—	(0.02)
Total distributions	(0.88)	(0.50)	(0.23)	(0.46)	(0.37)
Paid-in capital from redemption fees (Note 4)	— [2]	— [2]	0.02	0.01	0.01
Net Asset Value, end of year	$13.79	$13.37	$13.74	$12.35	$10.06
TOTAL RETURN	9.54%	0.93%	13.35%	27.81%	(14.44% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$165,514	$116,954	$125,965	$59,535	$26,467
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.19%	1.19%	1.24%	1.47%	1.52%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.19%	1.19%	1.34%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	1.97%	1.88%	1.94%	2.24%	2.47%
Portfolio turnover[3]	79.91%	25.43%	20.52%	21.40%	22.31%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$13.37	$13.74	$12.34	$10.06	$12.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.28	0.28	0.33	0.22	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.04	(0.13)	1.32	2.53	(2.01)
Total from investment operations	1.32	0.15	1.65	2.75	(1.71)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.38)	(0.26)	(0.48)	(0.38)
Net realized gains on investments	(0.60)	(0.14)	—	—	(0.02)
Total distributions	(0.90)	(0.52)	(0.26)	(0.48)	(0.40)
Paid-in capital from redemption fees (Note 4)	— [2]	— [2]	0.01	0.01	— [2]
Net Asset Value, end of year	$13.79	$13.37	$13.74	$12.34	$10.06
TOTAL RETURN	9.71%	1.11%	13.72%	27.90%	(14.22% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$15,406	$30,662	$24,790	$201	$12
Ratio of expenses to average net assets	1.00%	1.01%	1.08%	1.29%	1.31%
Ratio of net investment income (loss) to average net assets	1.89%	2.06%	2.54%	1.87%	2.61%
Portfolio turnover[3]	79.91%	25.43%	20.52%	21.40%	22.31%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

Matthews Asia Value Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.16)
Total from investment operations	(0.14)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)
Total distributions	(0.01)
Paid-in capital from redemption fees (Note 4)	—
Net Asset Value, end of period	$9.85
TOTAL RETURN	(1.35%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,589
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	36.42%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]
Ratio of net investment income (loss) to average net assets	2.70%	[4]
Portfolio turnover[5]	10.80%	[3]

INSTITUTIONAL CLASS	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.15)
Total from investment operations	(0.13)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)
Total distributions	(0.04)
Paid-in capital from redemption fees (Note 4)	—
Net Asset Value, end of period	$9.83
TOTAL RETURN	(1.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$143
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	36.17%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]
Ratio of net investment income (loss) to average net assets	2.41%	[4]
Portfolio turnover[5]	10.80%	[3]

1	Commenced operations on November 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	117

Financial Highlights (continued)

Matthews Asia Focus Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31		Period Ended Dec. 31, 2013[1]
INVESTOR CLASS	2015	2014
Net Asset Value, beginning of period	$10.01	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.11	0.09	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.31)	0.33	(0.30)
Total from investment operations	(1.20)	0.42	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.07)	(0.08)
Net realized gains on investments	(0.05)	—	—
Total distributions	(0.12)	(0.07)	(0.08)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—
Net Asset Value, end of period	$8.69	$10.01	$9.66
TOTAL RETURN	(12.07% )	4.38%	(2.63%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,474	$7,839	$6,258
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.07%	2.16%	3.50%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.57%	1.71%	[5]
Ratio of net investment income (loss) to average net assets	1.08%	0.87%	0.64%	[5]
Portfolio turnover[6]	23.60%	24.12%	16.23%	[4]

	Year Ended Dec. 31		Period Ended Dec. 31, 2013[1]
INSTITUTIONAL CLASS	2015	2014
Net Asset Value, beginning of period	$10.04	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.13	0.10	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.33)	0.36	(0.30)
Total from investment operations	(1.20)	0.46	(0.25)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.08)	(0.09)
Net realized gains on investments	(0.05)	—	—
Total distributions	(0.15)	(0.08)	(0.09)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—
Net Asset Value, end of period	$8.69	$10.04	$9.66
TOTAL RETURN	(11.96% )	4.77%	(2.48%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,700	$7,148	$2,118
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.91%	1.94%	3.32%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.31%	1.50%	[5]
Ratio of net investment income (loss) to average net assets	1.30%	0.96%	0.79%	[5]
Portfolio turnover[6]	23.60%	24.12%	16.23%	[4]

1	Commenced operations on April 30, 2013.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2015		2014	2013	2012		2011
Net Asset Value, beginning of year	$21.10		$21.17	$18.02	$15.34		$17.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11		0.12	0.11	0.15		0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.12)		0.19	3.37	2.53		(2.41)
Total from investment operations	(0.01)		0.31	3.48	2.68		(2.30)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.38)	(0.33)	—		(0.35)
Total distributions	—		(0.38)	(0.33)	—		(0.35)
Paid-in capital from redemption fees (Note 4)	—	[2]	— [2]	— [2]	—	[2]	0.02
Net Asset Value, end of year	$21.09		$21.10	$21.17	$18.02		$15.34
TOTAL RETURN	(0.05%	)	1.49%	19.35%	17.47%		(12.70% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$526,969		$561,922	$558,407	$276,884		$259,166
Ratio of expenses to average net assets	1.11%		1.11%	1.12%	1.16%		1.19%
Ratio of net investment income (loss) to average net assets	0.49%		0.55%	0.55%	0.92%		0.63%
Portfolio turnover[3]	29.51%		22.24%	10.77%	44.76%		28.06%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2015		2014	2013	2012		2011
Net Asset Value, beginning of year	$21.19		$21.26	$18.08	$15.37		$17.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.16		0.16	0.15	0.17		0.14
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.11)		0.19	3.39	2.54		(2.42)
Total from investment operations	0.05		0.35	3.54	2.71		(2.28)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.42)	(0.36)	—		(0.35)
Total distributions	—		(0.42)	(0.36)	—		(0.35)
Paid-in capital from redemption fees (Note 4)	—	[2]	— [2]	— [2]	—	[2]	0.02
Net Asset Value, end of year	$21.24		$21.19	$21.26	$18.08		$15.37
TOTAL RETURN	0.24%		1.63%	19.63%	17.63%		(12.58% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$249,886		$287,262	$227,852	$147,142		$84,302
Ratio of expenses to average net assets	0.91%		0.91%	0.93%	0.98%		1.03%
Ratio of net investment income (loss) to average net assets	0.72%		0.74%	0.73%	1.02%		0.84%
Portfolio turnover[3]	29.51%		22.24%	10.77%	44.76%		28.06%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	119

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$26.57	$24.99	$24.42	$20.33	$23.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.42	0.14	0.17	0.18	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.82)	2.80	0.72	4.09	(2.78)
Total from investment operations	(0.40)	2.94	0.89	4.27	(2.68)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.13)	(0.16)	(0.16)	(0.11)
Net realized gains on investments	(2.21)	(1.23)	(0.16)	(0.02)	(0.33)
Total distributions	(2.63)	(1.36)	(0.32)	(0.18)	(0.44)
Paid-in capital from redemption fees (Note 4)	— [2]	— [2]	— [2]	— [2]	0.01
Net Asset Value, end of year	$23.54	$26.57	$24.99	$24.42	$20.33
TOTAL RETURN	(1.30% )	11.79%	3.63%	21.00%	(11.41% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,720,869	$3,047,077	$2,954,108	$2,994,026	$2,780,640
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%	1.09%	1.09%	1.11%	1.11%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.07%	1.08%	1.09%	1.11%	1.11%
Ratio of net investment income (loss) to average net assets	1.53%	0.52%	0.67%	0.82%	0.44%
Portfolio turnover [3]	12.56%	11.38%	7.73%	6.53%	10.51%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$26.56	$24.97	$24.41	$20.32	$23.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.44	0.18	0.21	0.21	0.23
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.80)	2.82	0.71	4.10	(2.87)
Total from investment operations	(0.36)	3.00	0.92	4.31	(2.64)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.18)	(0.20)	(0.20)	(0.15)
Net realized gains on investments	(2.21)	(1.23)	(0.16)	(0.02)	(0.33)
Total distributions	(2.68)	(1.41)	(0.36)	(0.22)	(0.48)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—
Net Asset Value, end of year	$23.52	$26.56	$24.97	$24.41	$20.32
TOTAL RETURN	(1.15% )	12.03%	3.78%	21.24%	(11.28% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$3,964,547	$5,049,643	$4,679,039	$3,770,568	$2,029,091
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.91%	0.92%	0.92%	0.95%	0.95%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.89%	0.91%	0.92%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.61%	0.68%	0.83%	0.95%	1.03%
Portfolio turnover[3]	12.56%	11.38%	7.73%	6.53%	10.51%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.75)
Total from investment operations	(0.73)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)
Total distributions	(0.04)
Paid-in capital from redemption fees (Note 4)	—
Net Asset Value, end of period	$9.23
TOTAL RETURN	(7.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$3,248
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	9.09%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.44%	[4]
Ratio of net investment income (loss) to average net assets	0.25%	[4]
Portfolio turnover[5]	21.72%	[3]

INSTITUTIONAL CLASS	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.77)
Total from investment operations	(0.72)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)
Total distributions	(0.11)
Paid-in capital from redemption fees (Note 4)	—
Net Asset Value, end of period	$9.17
TOTAL RETURN	(7.14%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,686
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	8.90%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]
Ratio of net investment income (loss) to average net assets	0.75%	[4]
Portfolio turnover[5]	21.72%	[3]

[1]	Commenced operations on April 30, 2015.
[2]	Calculated using the average daily shares method.
[3]	Not annualized.
[4]	Annualized.
[5]	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	121

Financial Highlights (continued)

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31		Period Ended Dec. 31, 2013[1]
INVESTOR CLASS	2015	2014
Net Asset Value, beginning of period	$11.60	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04	0.04	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.34)	1.69	(0.05)
Total from investment operations	(0.30)	1.73	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	— [3]	(0.06)	—	[3]
Return of capital	—	—	(0.01)
Net realized gains on investments	(0.03)	—	—
Total distributions	(0.03)	(0.06)	(0.01)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—
Net Asset Value, end of period	$11.27	$11.60	$9.93
TOTAL RETURN	(2.56% )	17.39%	(0.61%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$114,590	$110,363	$38,022
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.75%	1.78%	2.39%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.58%	1.98%	[5]
Ratio of net investment income (loss) to average net assets	0.33%	0.34%	(0.08%	)[5]
Portfolio turnover[6]	12.14%	8.21%	1.66%	[4]

	Year Ended Dec. 31		Period Ended Dec. 31, 2013[1]
INSTITUTIONAL CLASS	2015	2014
Net Asset Value, beginning of period	$11.60	$9.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.07	0.06	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.34)	1.69	(0.07)
Total from investment operations	(0.27)	1.75	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.07)	—	[3]
Return of capital	—	—	(0.02)
Net realized gains on investments	(0.03)	—	—
Total distributions	(0.04)	(0.07)	(0.02)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—
Net Asset Value, end of period	$11.29	$11.60	$9.92
TOTAL RETURN	(2.33% )	17.68%	(0.55%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$55,278	$21,350	$2,017
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.57%	1.59%	2.21%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.33%	1.75%	[5]
Ratio of net investment income (loss) to average net assets	0.65%	0.55%	0.19%	[5]
Portfolio turnover[6]	12.14%	8.21%	1.66%	[4]

[1]	Commenced operations on April 30, 2013.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2015[1]	2014[1]	2013	2012	2011
Net Asset Value, beginning of year	$21.46	$22.84	$23.47	$21.51	$29.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.20	0.24	0.25	0.30	0.26
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.30	(1.25)	1.33	2.26	(5.78)
Total from investment operations	0.50	(1.01)	1.58	2.56	(5.52)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.27)	(0.26)	(0.35)	(0.28)
Net realized gains on investments	(3.33)	(0.10)	(1.95)	(0.25)	(2.06)
Total distributions	(3.54)	(0.37)	(2.21)	(0.60)	(2.34)
Paid-in capital from redemption fees (Note 4)	— [3]	— [3]	— [3]	— [3]	0.01
Net Asset Value, end of year	$18.42	$21.46	$22.84	$23.47	$21.51
TOTAL RETURN	2.41%	(4.42% )	6.84%	11.96%	(18.93% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$709,767	$947,740	$1,286,309	$1,642,090	$1,836,333
Ratio of expenses to average net assets	1.14%	1.11%	1.08%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	0.89%	1.09%	1.06%	1.33%	0.93%
Portfolio turnover[4]	66.22%	10.23%	6.29%	9.61%	8.43%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2015[1]	2014[1]	2013	2012	2011
Net Asset Value, beginning of year	$21.44	$22.81	$23.45	$21.49	$29.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.25	0.28	0.26	0.36	0.26
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.27	(1.25)	1.36	2.25	(5.73)
Total from investment operations	0.52	(0.97)	1.62	2.61	(5.47)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.30)	(0.31)	(0.40)	(0.34)
Net realized gains on investments	(3.33)	(0.10)	(1.95)	(0.25)	(2.06)
Total distributions	(3.57)	(0.40)	(2.26)	(0.65)	(2.40)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—	—	—
Net Asset Value, end of year	$18.39	$21.44	$22.81	$23.45	$21.49
TOTAL RETURN	2.50%	(4.22% )	6.97%	12.22%	(18.80% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$24,276	$52,478	$117,678	$390,744	$288,277
Ratio of expenses to average net assets	0.99%	0.95%	0.91%	0.91%	0.96%
Ratio of net investment income (loss) to average net assets	1.09%	1.27%	1.13%	1.58%	0.99%
Portfolio turnover[4]	66.22%	10.23%	6.29%	9.61%	8.43%

[1]	Consolidated Financial Highlights. See Note 2-C.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	123

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$26.46	$16.28	$17.51	$13.59	$21.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.05)	0.07	0.08	0.11	0.11
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.26	10.29	(1.13)	4.17	(7.96)
Total from investment operations	0.21	10.36	(1.05)	4.28	(7.85)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.05)	(0.18)	(0.09)	(0.07)
Net realized gains on investments	(0.23)	(0.14)	(0.01)	(0.27)	—
Total distributions	(0.26)	(0.19)	(0.19)	(0.36)	(0.07)
Paid-in capital from redemption fees (Note 4)	0.02	0.01	0.01	— [2]	0.02
Net Asset Value, end of year	$26.43	$26.46	$16.28	$17.51	$13.59
TOTAL RETURN	0.90%	63.71%	(5.90% )	31.54%	(36.48% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,151,948	$974,838	$427,861	$607,800	$559,337
Ratio of expenses to average net assets	1.11%	1.12%	1.13%	1.18%	1.18%
Ratio of net investment income (loss) to average net assets	(0.17% )	0.32%	0.48%	0.65%	0.58%
Portfolio turnover[3]	9.51%	14.86%	8.70%	7.03%	3.51%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$26.49	$16.31	$17.53	$13.61	$21.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.09	0.10	0.14	0.16
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.26	10.29	(1.11)	4.17	(7.96)
Total from investment operations	0.27	10.38	(1.01)	4.31	(7.80)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.08)	(0.21)	(0.12)	(0.07)
Net realized gains on investments	(0.23)	(0.14)	(0.01)	(0.27)	—
Total distributions	(0.29)	(0.22)	(0.22)	(0.39)	(0.07)
Paid-in capital from redemption fees (Note 4)	0.02	0.02	0.01	— [2]	— [2]
Net Asset Value, end of year	$26.49	$26.49	$16.31	$17.53	$13.61
TOTAL RETURN	1.12%	63.80%	(5.67% )	31.74%	(36.35% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$353,879	$109,331	$3,234	$36,166	$26,920
Ratio of expenses to average net assets	0.90%	0.94%	0.95%	0.98%	0.99%
Ratio of net investment income (loss) to average net assets	0.02%	0.38%	0.61%	0.87%	0.86%
Portfolio turnover[3]	9.51%	14.86%	8.70%	7.03%	3.51%

[1]	Calculated using the average daily shares method.
[2]	Less than $0.01 per share.
[3]	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2015		2014	2013	2012	2011
Net Asset Value, beginning of year	$15.70		$16.20	$12.27	$11.34	$12.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04		0.05	0.03	0.10	0.07
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	3.23		(0.48)	4.12	0.84	(1.06)
Total from investment operations	3.27		(0.43)	4.15	0.94	(0.99)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.08)	(0.24)	(0.01)	(0.22)
Total distributions	—		(0.08)	(0.24)	(0.01)	(0.22)
Paid-in capital from redemption fees (Note 4)	—	[2]	0.01	0.02	— [2]	0.02
Net Asset Value, end of year	$18.97		$15.70	$16.20	$12.27	$11.34
TOTAL RETURN	20.83%		(2.60% )	34.03%	8.32%	(7.72% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,330,743		$467,854	$312,988	$82,463	$101,369
Ratio of expenses to average net assets	0.99%		1.03%	1.10%	1.20%	1.22%
Ratio of net investment income (loss) to average net assets	0.22%		0.32%	0.19%	0.81%	0.54%
Portfolio turnover[3]	24.19%		42.52%	22.72%	48.58%	34.94%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2015		2014	2013	2012	2011
Net Asset Value, beginning of year	$15.71		$16.20	$12.26	$11.34	$12.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05		0.09	0.06	0.12	0.06
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	3.24		(0.50)	4.12	0.84	(1.04)
Total from investment operations	3.29		(0.41)	4.18	0.96	(0.98)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.09)	(0.26)	(0.04)	(0.22)
Total distributions	—		(0.09)	(0.26)	(0.04)	(0.22)
Paid-in capital from redemption fees (Note 4)	—	[2]	0.01	0.02	— [2]	0.01
Net Asset Value, end of year	$19.00		$15.71	$16.20	$12.26	$11.34
TOTAL RETURN	20.94%		(2.47% )	34.27%	8.47%	(7.72% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$618,583		$154,750	$59,702	$22,233	$30,302
Ratio of expenses to average net assets	0.87%		0.90%	0.96%	1.04%	1.07%
Ratio of net investment income (loss) to average net assets	0.28%		0.58%	0.41%	0.99%	0.46%
Portfolio turnover[3]	24.19%		42.52%	22.72%	48.58%	34.94%

[1]	Calculated using the average daily shares method.
[2]	Less than $0.01 per share.
[3]	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	125

Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$5.65	$5.95	$5.64	$4.59	$5.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	— [2]	— [2]	— [2]	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.83	(0.05)	0.57	1.10	(0.31)
Total from investment operations	0.84	(0.05)	0.57	1.10	(0.32)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—	(0.02)	—	(0.01)
Net realized gains on investments	(0.33)	(0.25)	(0.24)	(0.05)	(0.22)
Total distributions	(0.34)	(0.25)	(0.26)	(0.05)	(0.23)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—
Net Asset Value, end of year	$6.15	$5.65	$5.95	$5.64	$4.59
TOTAL RETURN	15.16%	(0.73% )	10.11%	24.05%	(6.45% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$147,685	$127,774	$138,830	$141,247	$141,590
Ratio of expenses to average net assets	1.10%	1.11%	1.13%	1.16%	1.18%
Ratio of net investment income (loss) to average net assets	0.18%	0.04%	0.02%	0.01%	(0.18% )
Portfolio turnover[3]	20.36%	17.37%	46.20%	34.84%	30.13%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$5.68	$5.96	$5.67	$4.61	$5.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.05	— [2]	— [2]	0.17
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.83	(0.08)	0.56	1.11	(0.47)
Total from investment operations	0.85	(0.03)	0.56	1.11	(0.30)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—	(0.03)	—	(0.01)
Net realized gains on investments	(0.33)	(0.25)	(0.24)	(0.05)	(0.22)
Total distributions	(0.35)	(0.25)	(0.27)	(0.05)	(0.23)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—
Net Asset Value, end of year	$6.18	$5.68	$5.96	$5.67	$4.61
TOTAL RETURN	15.27%	(0.39% )	9.87%	24.16%	(6.05% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$59,982	$91,431	$12,283	$8,597	$15,109
Ratio of expenses to average net assets	0.93%	0.93%	0.97%	1.00%	1.07%
Ratio of net investment income (loss) to average net assets	0.28%	0.87%	(0.03% )	(0.07% )	3.37%
Portfolio turnover[3]	20.36%	17.37%	46.20%	34.84%	30.13%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2015	2014		2013	2012	2011
Net Asset Value, beginning of year	$21.46	$19.34		$18.13	$14.77	$21.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.09		0.11	0.17	0.15
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.05)	2.11		1.19	3.36	(4.35)
Total from investment operations	(2.03)	2.20		1.30	3.53	(4.20)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.08)		(0.09)	(0.09)	(0.17)
Net realized gains on investments	—	—		—	(0.08)	(2.04)
Total distributions	(0.03)	(0.08)		(0.09)	(0.17)	(2.21)
Paid-in capital from redemption fees (Note 4)	0.01	—	[2]	— [2]	— [2]	0.02
Net Asset Value, end of year	$19.41	$21.46		$19.34	$18.13	$14.77
TOTAL RETURN	(9.43% )	11.39%		7.19%	23.92%	(20.03% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$387,747	$599,082		$407,352	$366,753	$258,944
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.48%	1.47%		1.47%	1.50%	1.52%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.47%	1.47%		1.47%	1.50%	1.52%
Ratio of net investment income (loss) to average net assets	0.08%	0.44%		0.58%	1.06%	0.76%
Portfolio turnover	48.29% [3]	21.70%	[3]	37.01% [3]	27.95%	19.97%

				Year Ended Dec. 31		Period Ended Dec. 31, 2013[4]
INSTITUTIONAL CLASS				2015	2014
Net Asset Value, beginning of period				$21.46	$19.33	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]				0.11	0.15	0.18
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency				(2.10)	2.10	(0.16)
Total from investment operations				(1.99)	2.25	0.02
LESS DISTRIBUTIONS FROM:
Net investment income				(0.08)	(0.12)	(0.13)
Net realized gains on investments				—	—	—
Total distributions				(0.08)	(0.12)	(0.13)
Paid-in capital from redemption fees (Note 4)				0.01	— [2]	— [2]
Net Asset Value, end of period				$19.40	$21.46	$19.33
TOTAL RETURN				(9.23% )	11.65%	0.13% [5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)				$222,168	$77,168	$44,769
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)				1.30%	1.27%	1.25% [6]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator				1.25%	1.26%	1.25% [6]
Ratio of net investment income (loss) to average net assets				0.53%	0.70%	1.39% [6]
Portfolio turnover[3]				48.29%	21.70%	37.01% [5]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
4	Institutional Class commenced operations on April 30, 2013.
5	Not annualized.
6	Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31				Period Ended Dec. 31, 2011[1]
INVESTOR CLASS	2015	2014	2013	2012
Net Asset Value, beginning of period	$9.21	$9.89	$7.76	$7.04	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.08	0.01	0.02	0.03	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.27	(0.33)	2.22	0.68	(2.96)
Total from investment operations	0.35	(0.32)	2.24	0.71	(2.98)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.02)	(0.11)	(0.02)	(0.01)
Return of capital	—	(0.34)	—	—	—
Net realized gains on investments	(0.72)	—	—	—	—
Total distributions	(0.78)	(0.36)	(0.11)	(0.02)	(0.01)
Paid-in capital from redemption fees (Note 4)	0.01	— [3]	— [3]	0.03	0.03
Net Asset Value, end of period	$8.79	$9.21	$9.89	$7.76	$7.04
TOTAL RETURN	4.07%	(3.33% )	28.85%	10.53%	(29.51%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$21,546	$22,068	$26,674	$10,266	$4,493
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.10%	1.90%	2.04%	3.26%	5.32%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.67%	2.00%	2.00%	2.00%	[5]
Ratio of net investment income (loss) to average net assets	0.80%	0.14%	0.17%	0.40%	(0.53%	)[5]
Portfolio turnover	72.49%	32.42%	10.28%	34.01%	6.08%	[4]

[1]	Investor Class commenced operations on May 31, 2011.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2015		2014		2013		2012	2011
Net Asset Value, beginning of year	$13.61		$12.59		$9.29		$8.16	$9.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.05)		—	[2]	0.01		0.03	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.64		1.16		3.30		1.12	(1.74)
Total from investment operations	0.59		1.16		3.31		1.15	(1.72)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.06)		(0.01)		(0.02)	(0.02)
Net realized gains on investments	(1.88)		(0.08)		—		—	—
Total distributions	(1.88)		(0.14)		(0.01)		(0.02)	(0.02)
Paid-in capital from redemption fees (Note 4)	—	[2]	—	[2]	—	[2]	— [2]	0.01
Net Asset Value, end of year	$12.32		$13.61		$12.59		$9.29	$8.16
TOTAL RETURN	4.48%		9.24%		35.61%		14.11%	(17.26% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$129,763		$125,612		$111,751		$131,629	$153,349
Ratio of expenses to average net assets	1.18%		1.16%		1.18%		1.18%	1.21%
Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.02%	)	0.07%		0.30%	0.23%
Portfolio turnover	72.85%	[3]	62.99%	[3]	62.04%	[3]	45.76%	65.47%

	Year Ended Dec. 31		Period Ended Dec. 31, 2013[4]
INSTITUTIONAL CLASS	2015	2014
Net Asset Value, beginning of period	$13.61	$12.58	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	0.03	0.04
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.63	1.17	2.48
Total from investment operations	0.61	1.20	2.52
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)	(0.03)
Net realized gains on investments	(1.88)	(0.08)	—
Total distributions	(1.88)	(0.17)	(0.03)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—
Net Asset Value, end of period	$12.34	$13.61	$12.58
TOTAL RETURN	4.63%	9.54%	24.99%	[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$36,770	$61,088	$49,236
Ratio of expenses to average net assets	0.97%	0.95%	1.00%	[6]
Ratio of net investment income (loss) to average net assets	(0.16% )	0.21%	0.56%	[6]
Portfolio turnover[3]	72.85%	62.99%	62.04%	[5]

[1]	Calculated using the average daily shares method.
[2]	Less than $0.01 per share.
[3]	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
[4]	Institutional Class commenced operations on April 30, 2013.
[5]	Not annualized.
[6]	Annualized.

See accompanying notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues seventeen separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund. Each Fund except for Matthews China Small Companies Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews China Small Companies Fund currently offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The value of the Funds’ securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Financial futures contracts traded on exchanges are valued at their settlement price. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”) subject to the Funds’ pricing policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.	FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States (“U.S. GAAP”), the Funds disclose the fair value of their investments and derivative financial instruments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments and derivative financial instruments).

Level 3 securities consisted of equities that, as of December 31, 2015, were suspended from trading. As described in Note 2-A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note 2-A).

130	MATTHEWS ASIA FUNDS

The summary of inputs used to determine the fair valuation of the Fund’s investments as of December 31, 2015 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund
Assets:
Investments:
Level 1: Quoted Prices
China/Hong Kong	$—	$197,867,028	$167,142,547	$62,871	$784,479	$48,475,813
Indonesia	—	51,939,120	48,424,150	—	—	—
Israel	—	—	—	30,910	—	—
Malaysia	—	—	—	—	—	7,605,523
Pakistan	—	—	—	—	—	7,644,819
Philippines	—	—	—	—	—	7,216,775
Singapore	500,994	—	32,808,738	39,265	—	—
Sri Lanka	—	—	—	—	—	21,476,137
Taiwan	—	94,900,283	168,714,394	—	—	—
United States	—	—	—	85,354	711,838	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	5,667,592	—	—	—	—	—
Non-Convertible Corporate Bonds[a]	42,654,102	—	—	—	—	—
Convertible Corporate Bonds[a]	8,731,499	256,088,500	—	—	—	—
Common Equities:
Australia	—	105,059,030	95,770,290	—	631,448	28,298,302
Bangladesh	—	—	—	—	—	3,879,776
China/Hong Kong	—	651,015,825	1,452,078,652	391,821	3,464,844	40,116,290
India	—	—	125,320,782	—	363,328	86,678,527
Indonesia	—	27,468,842	159,538,645	—	561,135	74,932,731
Japan	—	182,545,266	1,471,753,968	88,315	348,781	355,621,506
Luxembourg	—	—	71,353,674	—	—	—
Malaysia	—	197,847,166	—	69,540	944,423	—
New Zealand	—	57,859,979	50,879,701	—	—	—
Norway	—	44,496,720	—	—	—	—
Philippines	265,861	34,106,645	56,871,121	—	—	33,530,546
Singapore	—	396,495,736	160,118,287	36,282	1,087,483	—
South Korea	—	216,664,405	212,909,163	235,716	638,482	9,286,943
Switzerland	—	—	—	—	343,049	—
Taiwan	—	48,674,077	86,978,334	70,347	405,539	12,096,125
Thailand	—	95,361,378	103,919,551	15,956	464,693	11,641,461
United Kingdom	—	—	—	33,523	—	—
Vietnam	—	71,610,012	77,772,211	—	—	12,303,603
Preferred Equities:
South Korea	—	109,847,906	164,273,347	160,477	—	—
Rights:
Singapore	—	62,215	—	—	—	—
Total Market Value of Investments	$57,820,048	$2,839,910,133	$4,706,627,555	$1,320,377	$10,749,522	$760,804,877

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

Matthews Asia Strategic Income Fund
Derivative Financial Instruments[1]
Assets:
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	$334,847
Liabilities:
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	(38,273)
Total Market Value of Derivative Financial Instruments	$296,574

1	Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

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Notes to Financial Statements (continued)

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$9,483,287	$45,047,122	$12,656,909	$—	$—	$1,611,171
Consumer Staples	—	—	21,813,810	—	—	—
Financials	3,017,053	—	25,956,908	—	—	—
Health Care	—	—	77,501,570	—	—	1,390,551
Industrials	529,008	—	—	—	—	1,135,079
Information Technology	4,473,658	34,388,784	64,983,654	—	—	237,188
Telecommunication Services	5,279,811	—	—	—	7,438,682	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	30,063,702	84,752,204	110,512,390	321,696,813	39,622,709	2,128,243
Consumer Staples	13,104,130	19,586,079	253,205,307	291,195,265	39,289,156	1,097,450
Energy	2,554,135	7,638,084	—	—	4,166,180	—
Financials	34,904,479	261,723,617	378,574,522	204,240,854	26,524,365	2,348,094
Health Care	8,449,199	39,182,541	146,401,826	258,666,298	7,195,786	2,085,572
Industrials	32,299,023	112,835,631	145,560,032	491,303,686	9,707,182	6,128,006
Information Technology	9,919,715	89,166,519	188,492,523	248,737,716	17,434,332	2,519,150
Materials	3,928,017	—	81,510,264	45,855,002	4,535,861	—
Telecommunication Services	10,313,942	—	—	—	—	—
Utilities	8,596,389	17,474,787	—	—	—	446,090
Rights:
Information Technology	—	—	—	—	—	4,607
Preferred Equities:
Consumer Discretionary	—	—	—	—	5,541,022	—
Consumer Staples	—	—	—	—	16,528,385	—
Energy	—	—	—	—	2,030,053	—
Financials	—	—	—	—	6,346,051	—
Information Technology	—	—	—	—	8,987,211	—
Materials	—	—	—	—	5,831,001	—
Level 3: Significant Unobservable Inputs
Common Equities:
Financials	—	20,510,781	—	—	—	—
Information Technology	—	—	—	—	—	7,548
Total Market Value of Investments	$176,915,548	$732,306,149	$1,507,169,715	$1,861,695,634	$201,177,976	$21,138,749

132	MATTHEWS ASIA FUNDS

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$—	$12,386,912	$—	$—
China/Hong Kong	520,042,996	154,872	837,081	68,191,580	51,249,404
Indonesia	16,164,708	—	1,781,085	14,349,431	2,446,440
Malaysia	73,066,276	—	—	9,066,793	—
Pakistan	—	125,338	8,018,012	—	—
Philippines	—	135,688	4,871,455	14,581,606	—
Singapore	—	54,345	—	—	—
Sri Lanka	—	—	10,461,138	—	—
United States	82,983,652	—	—	—	3,199,066
Vietnam	—	—	13,989,738	2,945,401	—
Warrants:
Malaysia	2,425,945	—	—	—	—
Thailand	—	—	17,485	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	87,734	1,699,778	—	—
Bangladesh	—	61,559	11,290,607	—	—
Cambodia	—	—	1,781,353	—	—
China/Hong Kong	1,550,646,005	1,216,148	15,388,996	125,057,410	21,495,143
India	1,323,980,756	887,030	18,972,248	92,403,428	15,940,400
Indonesia	410,521,599	118,407	14,876,231	16,168,591	—
Japan	—	303,449	—	—	18,321,161
Luxembourg	—	86,354	—	—	—
Malaysia	164,879,101	—	—	15,774,729	—
Pakistan	—	—	25,838,998	—	—
Philippines	190,435,871	113,525	5,120,399	10,155,255	—
Singapore	17,101,875	110,956	1,787,119	39,616,214	3,913,880
South Korea	1,136,733,504	417,893	—	47,786,510	13,938,234
Sri Lanka	—	87,968	4,007,376	—	—
Switzerland	172,209,114	—	—	—	—
Taiwan	384,788,402	669,460	—	100,552,432	11,873,828
Thailand	340,109,464	209,681	4,762,212	34,312,819	3,185,411
Vietnam	161,219,878	—	7,301,102	—	1,307,308
Rights:
Pakistan	—	—	24,050	—	—
Taiwan	—	—	—	77,505	—
Preferred Equities:
South Korea	—	—	—	—	11,786,728
Level 3: Significant Unobservable Inputs
Common Equities:
China/Hong Kong	82,848,600	—	—	—	—
Total Market Value of Investments	$6,630,157,746	$4,840,407	$165,213,375	$591,039,704	$158,657,003

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Notes to Financial Statements (continued)

Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy (see Note 2-B). Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are typically categorized as Level 2 in the fair value hierarchy. The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At December 31, 2015, the Funds utilized third party pricing services to fair value certain securities, some of which were different than the securities which had been valued by third party pricing services at December 31, 2014. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 to Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asia Dividend Fund	$34,007,402	$105,927,798
Matthews China Dividend Fund	—	8,897,745
Matthews Asia Growth Fund	18,212,806	—
Matthews Pacific Tiger Fund	61,210,015	152,036,514
Matthews Emerging Asia Fund	18,094,819	26,857,057
Matthews India Fund	37,924,647	166,384,965
Matthews Japan Fund	—	7,076,440
Matthews Korea Fund	—	12,249,730
Matthews Asia Small Companies Fund	22,542,435	42,161,044
Matthews Asia Science and Technology Fund	—	1,997,151

A reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value are as follows:

	Matthews Pacific Tiger Fund	Matthews China Fund	Matthews China Small Companies Fund	Matthews China Small Companies Fund	Matthews China Dividend Fund	Matthews China Dividend Fund	Matthews China Dividend Fund
	Common Equities — China/ Hong Kong	Common Equities — Financials	Common Equities — Industrials	Common Equities — Information Technology	Common Equities — Consumer Discretionary	Common Equities — Industrials	Common Equities — Information Technology
Balance as of 12/31/14 (market value)	$—	$—	$898,951	$7,544	$5,999,103	$4,694,035	$3,526,660

Accrued discounts/premiums	—	—	—	—	—	—	—

Realized gain/(loss)	12,131,727	13,393,369	145,383	—	3,311,999	2,037,781	3,827,643

Change in unrealized (depreciation)	8,596,172	(8,110,968)	(172,985)	4	(1,556,432)	(2,011,672)	(727,248)

Purchases	—	7,545,097	71,642	—	—	1,302,855	—

Sales	(24,708,275)	(22,502,575)	(942,991)	—	(7,754,670)	(6,022,999)	(6,627,055)

Transfers in to Level 3*	86,828,976	30,185,858	—	—	—	—	—

Transfers out of Level 3*	—	—	—	—	—	—	—
Balance as of 12/31/15 (market value)	$82,848,600	$20,510,781	$—	$7,548	$—	$—	$—
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/15**	$8,596,172	($8,110,968)	$—	$4	$—	$—	$—

*	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
**	Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. These inputs include evaluated prices from the Funds’ pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of December 31, 2015, the Funds that previously used quoted prices or observable inputs now also utilize significant unobservable inputs for certain securities that were suspended from trading. As a result, certain securities held by the Funds that were previously classified as Level 1 or Level 2 were transferred to Level 3. Certain securities held by the Funds that were suspended from trading and classified as Level 3 on December 31, 2014 subsequently resumed trading and were transferred from Level 3 to Level 1, Level 2 or were sold.

134	MATTHEWS ASIA FUNDS

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of certain, material Level 3 investments:

	Value	Valuation Technique	Unobservable Input[1]	Range of Unobservable Inputs
Matthews Pacific Tiger Fund Assets:
Common Equity	$82,848,600	Last Price[2] Multiplied by Proxy factor[3]	Proxy factor[3]	Less than 5%

Matthews China Fund Assets:
Common Equity	$20,510,781	Last Price[2] Multiplied by Proxy factor[3]	Proxy factor[3]	Less than 5%

1	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
2	Last Price could include closing price, last reported sales price, or last fair valued price as described in Note 2-A.
3	Proxy factor considers movement of the Hong Kong Hang Seng Index.

C.	BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of Matthews China Fund and Matthews Asia Dividend Fund (the “Investing Funds”) includes the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the “U Series Funds”), respectively. The U Series Funds are series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds are exclusively owned by the Investing Funds. The U Series Funds primarily invest in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews has applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Institutional Investor (“QFII”) and has been allocated by the State Administration of Foreign Exchange of China an initial quota of $100 million in June 2014, and an additional quota of $440 million in July 2015, representing the equivalent value in Renminbi of China A Shares that the Funds may purchase. Access to the quota will be subject to Matthews’ trade allocation procedures and access allocation procedures. The U Series Funds are subject to the same investment policies and restrictions that apply to Investing Funds. The net assets of Matthews CF-U Series and Matthews ADF-U Series at December 31, 2015, were $78,853,729 and $101,315,686 respectively. Intercompany accounts and transactions, if any, have been eliminated in the consolidation process. The U Series Funds are intended to be disregarded entities for the tax purposes. Therefore, no federal tax provision is required. Consolidated financial statements include expenses that are accrued for and paid by the Investing Funds. These include on-going operational costs as well as costs in connection with the launching of the U Series Funds (see offering cost, note E).

As of April 2015, certain Funds began investing in China A Shares via the Shanghai-Hong Kong Stock Connect, a securities trading and clearing linked program developed by the Hong Kong Exchanges and Clearing Limited, Shanghai Stock Exchange and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between mainland China and Hong Kong.

D.	RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

As of December 31, 2015, Chinese law permits a QFII, such as Matthews, to repatriate an Investment Quota (including the proceeds of the Investment Quota) once every seven days. Previously, repatriation by a QFII was limited to once every 30 days (and other types of QFIIs may operate under greater or different repatriation restrictions). As a result of this restriction, the Company sought and has been granted by the U.S. Securities and Exchange Commission an exemption (the “Exemptive Order”) from the provisions of Section 22(e) of the 1940 Act and Rule 22c-1 thereunder to the extent necessary to permit the Company to operate as an “extended payment fund.” As extended payment funds, the U Series Funds (see Note 2-C) will only redeem Interests on a periodic basis, which, pursuant to the Exemptive Order, shall be no less frequent than on one day each month.

E.	OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

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Notes to Financial Statements (continued)

F.	DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund and Matthews Asia Strategic Income Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2015 and December 31, 2014 were as follows:

YEAR ENDED DECEMBER 31, 2015	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$1,925,044	$—	$1,925,044
Matthews Asian Growth and Income Fund	89,571,608	134,712,377	224,283,985
Matthews Asia Dividend Fund	93,118,771	71,669,071	164,787,842
Matthews China Dividend Fund	4,110,069	7,709,592	11,819,661
Matthews Asia Value Fund	2,329	—	2,329
Matthews Asia Focus Fund	112,053	61,165	173,218
Matthews Pacific Tiger Fund	131,749,094	685,544,217	817,293,311
Matthews Asia ESG Fund	37,405	—	37,405
Matthews Emerging Asia Fund	81,591	432,972	514,563
Matthews China Fund	10,545,675	127,726,027	138,271,702
Matthews India Fund	1,967,432	13,471,979	15,439,411
Matthews Korea Fund	956,216	12,118,013	13,074,229
Matthews Asia Small Companies Fund	1,500,557	—	1,500,557
Matthews China Small Companies Fund	162,446	1,862,709	2,025,155
Matthews Asia Science and Technology Fund	—	25,836,171	25,836,171

YEAR ENDED DECEMBER 31, 2014	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$2,114,388	$—	$—	$2,114,388
Matthews Asian Growth and Income Fund	82,852,338	102,451,370	—	185,303,708
Matthews Asia Dividend Fund	79,977,573	—	21,987,983	101,965,556
Matthews China Dividend Fund	4,550,194	709,195	—	5,259,389
Matthews Asia Focus Fund	112,525	—	—	112,525
Matthews Asia Growth Fund	15,440,617	—	—	15,440,617
Matthews Pacific Tiger Fund	47,680,793	360,777,613	—	408,458,406
Matthews Emerging Asia Fund	618,186	5,141	—	623,327
Matthews China Fund	12,883,867	4,848,647	—	17,732,514
Matthews India Fund	1,848,612	5,587,798	—	7,436,410
Matthews Japan Fund	3,325,554	—	—	3,325,554
Matthews Korea Fund	—	9,796,584	—	9,796,584
Matthews Asia Small Companies Fund	2,665,812	—	—	2,665,812
Matthews China Small Companies Fund	50,571	—	828,820	879,391
Matthews Asia Science and Technology Fund	929,241	1,142,588	—	2,071,829

G.	INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

H.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.	CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: The U Series Funds are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFII’s approved investment quota, which is defined as the amount remitted into its special renminbi (RMB) cash account. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

136	MATTHEWS ASIA FUNDS

J.	USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Matthews Asia Strategic Income Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. In particular, the Fund may seek to take on currency exposure by using derivatives such as currency forwards, and the Fund may also employ a currency overlay strategy in an effort to enhance returns and moderate volatility. Derivative financial instruments and transactions in which the Fund may engage include financial futures contracts and/or forward foreign currency exchange contracts. The currency overlay strategy involves long and short positions on one or more currencies. As a result, the Fund’s exposure to a currency could exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower. The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by the Fund and the price of financial futures contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) the Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Financial Futures Contracts: Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date.

Pursuant to the contract, the Fund agrees to receive from or pay an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Matthews Asia Strategic Income Fund does not offset financial assets and financial liabilities on forward foreign currency contracts in the statement of assets and liabilities as they are not subject to netting arrangements.

Derivative Financial Instruments Categorized by Risk Exposure:

As of December 31, 2015, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Matthews Asia Strategic Income Fund
	Asset Derivatives
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$334,847
	Liability Derivatives
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	(38,273)

Total		$296,574

For the fiscal year ended December 31, 2015, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statement of Operations Location	Matthews Asia Strategic Income Fund
Net Realized Gain (Loss)
Interest rate contracts:
Financial futures contracts	Net realized gain (loss) on financial futures contracts	($88,422)

Net Change in Unrealized Appreciation (Depreciation)
Interest rate contracts:
Financial futures contracts	Net change in unrealized appreciation/depreciation on financial futures contracts	($12,891)

Foreign currency contracts:
Foreign currency exchange contracts	Net change in unrealized appreciation/depreciation on foreign currency related translations	$296,574

Notional amounts disclosed on the Matthews Asia Strategic Income Fund’s Schedule of Investments are indicative of the activity during the period which forward foreign currency contracts were held, October 6, 2015 - December 31, 2015.

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Notes to Financial Statements (continued)

4.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND
Investor Class
Shares sold	1,323,678	$13,608,885	2,868,763	$30,387,264
Shares issued through reinvestment of distributions	156,283	1,568,876	170,890	1,792,188
Shares redeemed	(2,031,972)	(20,725,933)	(1,006,520)	(10,564,074)
Net increase (decrease)	(552,011)	($5,548,172)	2,033,133	$21,615,378
Institutional Class
Shares sold	514,725	$5,309,238	8,500	$90,318
Shares issued through reinvestment of distributions	34,909	350,189	28,064	294,191
Shares redeemed	(205,825)	(2,100,037)	(11,064)	(115,367)
Net increase (decrease)	343,809	$3,559,390	25,500	$269,142
MATTHEWS ASIAN GROWTH AND INCOME FUND
Investor Class
Shares sold	25,916,582	$466,448,198	42,335,422	$806,641,528
Shares issued through reinvestment of distributions	9,143,700	150,474,022	6,792,538	123,896,096
Shares redeemed	(76,976,258)	(1,349,111,339)	(53,031,955)	(997,653,204)
Net increase (decrease)	(41,915,976)	($732,189,119)	(3,903,995)	($67,115,580)
Institutional Class
Shares sold	11,883,290	$212,136,578	17,734,558	$339,731,302
Shares issued through reinvestment of distributions	3,858,797	63,544,851	2,873,664	52,402,976
Shares redeemed	(30,034,472)	(523,307,730)	(14,176,690)	(266,541,558)
Net increase (decrease)	(14,292,385)	($247,626,301)	6,431,532	$125,592,720
MATTHEWS ASIA DIVIDEND FUND
Investor Class
Shares sold	35,125,000	$570,435,753	27,074,172	$421,810,410
Shares issued through reinvestment of distributions	5,242,086	83,243,373	3,452,211	55,280,782
Shares redeemed	(51,950,453)	(827,708,599)	(74,520,827)	(1,151,165,817)
Net increase (decrease)	(11,583,367)	($174,029,473)	(43,994,444)	($674,074,625)
Institutional Class
Shares sold	52,931,529	$860,637,014	47,197,289	$735,042,714
Shares issued through reinvestment of distributions	2,615,057	41,384,032	1,435,590	22,955,772
Shares redeemed	(60,382,643)	(945,927,066)	(46,762,733)	(729,427,226)
Net increase (decrease)	(4,836,057)	($43,906,020)	1,870,146	$28,571,260
MATTHEWS CHINA DIVIDEND FUND
Investor Class
Shares sold	9,804,629	$151,536,779	3,469,549	$46,973,569
Shares issued through reinvestment of distributions	724,059	10,466,697	293,612	3,935,098
Shares redeemed	(7,269,925)	(106,195,533)	(4,184,807)	(55,511,036)
Net increase (decrease)	3,258,763	$55,807,943	(421,646)	($4,602,369)
Institutional Class
Shares sold	1,122,001	$16,210,502	1,028,815	$13,795,976
Shares issued through reinvestment of distributions	78,571	1,153,826	84,509	1,131,935
Shares redeemed	(2,376,571)	(35,363,363)	(624,547)	(8,338,287)
Net increase (decrease)	(1,175,999)	($17,999,035)	488,777	$6,589,624

138	MATTHEWS ASIA FUNDS

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
MATTHEWS ASIA VALUE FUND*
Investor Class
Shares sold	161,193	$1,602,501
Shares issued through reinvestment of distributions	179	1,748
Shares redeemed	(34)	(333)
Net increase (decrease)	161,338	$1,603,916
Institutional Class
Shares sold	14,500	$145,000
Shares issued through reinvestment of distributions	60	581
Shares redeemed	—	—
Net increase (decrease)	14,560	$145,581
MATTHEWS ASIA FOCUS FUND
Investor Class
Shares sold	250,574	$2,466,477	435,111	$4,372,718
Shares issued through reinvestment of distributions	8,502	74,221	5,515	55,145
Shares redeemed	(411,977)	(3,802,344)	(305,685)	(2,951,262)
Net increase (decrease)	(152,901)	($1,261,646)	134,941	$1,476,601
Institutional Class
Shares sold	85,035	$790,900	562,972	$5,679,393
Shares issued through reinvestment of distributions	11,279	98,578	5,697	57,082
Shares redeemed	(152,717)	(1,345,220)	(75,633)	(749,792)
Net increase (decrease)	(56,403)	($455,742)	493,036	$4,986,683
MATTHEWS ASIA GROWTH FUND
Investor Class
Shares sold	10,116,539	$220,731,758	8,352,421	$176,815,714
Shares issued through reinvestment of distributions	—	—	364,634	7,679,192
Shares redeemed	(11,770,308)	(246,526,119)	(8,456,299)	(177,869,893)
Net increase (decrease)	(1,653,769)	($25,794,361)	260,756	$6,625,013
Institutional Class
Shares sold	5,203,260	$112,251,892	3,166,264	$68,111,071
Shares issued through reinvestment of distributions	—	—	233,352	4,937,721
Shares redeemed	(6,990,514)	(146,485,176)	(564,454)	(12,120,100)
Net increase (decrease)	(1,787,254)	($34,233,284)	2,835,162	$60,928,692
MATTHEWS PACIFIC TIGER FUND
Investor Class
Shares sold	18,629,799	$505,974,505	13,461,553	$362,907,557
Shares issued through reinvestment of distributions	11,411,932	263,383,421	5,254,231	139,026,894
Shares redeemed	(29,132,577)	(758,670,355)	(22,276,690)	(585,489,213)
Net increase (decrease)	909,154	$10,687,571	(3,560,906)	($83,554,762)
Institutional Class
Shares sold	66,516,041	$1,778,275,629	41,237,653	$1,119,555,511
Shares issued through reinvestment of distributions	11,636,136	268,329,315	5,592,016	147,852,921
Shares redeemed	(99,756,044)	(2,521,022,303)	(44,056,685)	(1,135,705,206)
Net increase (decrease)	(21,603,867)	($474,417,359)	2,772,984	$131,703,226
MATTHEWS ASIA ESG FUND**
Investor Class
Shares sold	482,804	$4,562,170
Shares issued through reinvestment of distributions	1,806	16,466
Shares redeemed	(132,628)	(1,222,043)
Net increase (decrease)	351,982	$3,356,593
Institutional Class
Shares sold	186,254	$1,805,130
Shares issued through reinvestment of distributions	2,307	20,899
Shares redeemed	(4,586)	(41,516)
Net increase (decrease)	183,975	$1,784,513

*	Investor Class and Institutional Class commencement of operations on November 30, 2015.
**	Investor Class and Institutional Class commencement of operations on April 30, 2015.

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Notes to Financial Statements (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING ASIA FUND
Investor Class
Shares sold	3,222,545	$37,424,394	6,358,977	$71,447,277
Shares issued through reinvestment of distributions	29,906	334,053	44,331	513,799
Shares redeemed	(2,594,387)	(29,676,907)	(719,405)	(7,920,065)
Net increase (decrease)	658,064	$8,081,540	5,683,903	$64,041,011
Institutional Class
Shares sold	4,382,373	$50,726,364	1,672,829	$18,713,467
Shares issued through reinvestment of distributions	16,011	179,162	9,076	105,103
Shares redeemed	(1,342,327)	(15,050,048)	(44,825)	(498,178)
Net increase (decrease)	3,056,057	$35,855,478	1,637,080	$18,320,392
MATTHEWS CHINA FUND
Investor Class
Shares sold	5,141,080	$120,488,105	4,652,101	$101,501,385
Shares issued through reinvestment of distributions	6,355,104	116,616,158	752,109	16,034,960
Shares redeemed	(17,118,626)	(385,888,737)	(17,574,642)	(379,926,583)
Net increase (decrease)	(5,622,442)	($148,784,474)	(12,170,432)	($262,390,238)
Institutional Class
Shares sold	628,563	$14,774,529	572,587	$12,475,109
Shares issued through reinvestment of distributions	234,182	4,290,241	55,031	1,172,155
Shares redeemed	(1,990,574)	(45,026,079)	(3,338,212)	(72,711,685)
Net increase (decrease)	(1,127,829)	($25,961,309)	(2,710,594)	($59,064,421)
MATTHEWS INDIA FUND
Investor Class
Shares sold	30,620,097	$867,318,320	18,378,382	$428,347,047
Shares issued through reinvestment of distributions	408,995	10,507,217	251,419	6,614,834
Shares redeemed	(24,282,755)	(667,371,469)	(8,069,436)	(172,617,142)
Net increase (decrease)	6,746,337	$210,454,068	10,560,365	$262,344,739
Institutional Class
Shares sold	9,976,872	$279,880,654	4,119,011	$103,116,285
Shares issued through reinvestment of distributions	23,353	601,584	4,649	122,448
Shares redeemed	(768,413)	(21,157,535)	(195,207)	(3,155,297)
Net increase (decrease)	9,231,812	$259,324,703	3,928,453	$100,083,436
MATTHEWS JAPAN FUND
Investor Class
Shares sold	53,437,657	$989,896,404	14,683,754	$236,544,033
Merger	—	—	9,304,606	143,006,665
Shares issued through reinvestment of distributions	—	—	136,979	2,162,925
Shares redeemed	(13,073,985)	(233,136,140)	(13,641,932)	(216,980,228)
Net increase (decrease)	40,363,672	$756,760,264	10,483,407	$164,733,395
Institutional Class
Shares sold	25,203,856	$462,758,856	7,921,739	$130,732,643
Merger	—	—	117,933	1,814,627
Shares issued through reinvestment of distributions	—	—	27,262	430,732
Shares redeemed	(2,491,900)	(44,833,156)	(1,901,165)	(30,655,635)
Net increase (decrease)	22,711,956	$417,925,700	6,165,769	$102,322,367
MATTHEWS KOREA FUND
Investor Class
Shares sold	7,063,187	$45,732,771	2,855,980	$17,811,596
Shares issued through reinvestment of distributions	1,247,048	7,432,409	958,127	5,298,441
Shares redeemed	(6,893,554)	(42,613,047)	(4,561,112)	(27,333,556)
Net increase (decrease)	1,416,681	$10,552,133	(747,005)	($4,223,519)
Institutional Class
Shares sold	1,949,647	$12,656,326	15,224,562	$92,211,027
Shares issued through reinvestment of distributions	33,764	202,244	294,354	1,633,663
Shares redeemed	(8,378,869)	(48,454,588)	(1,475,555)	(8,735,102)
Net increase (decrease)	(6,395,458)	($35,596,018)	14,043,361	$85,109,588

140	MATTHEWS ASIA FUNDS

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
MATTHEWS ASIA SMALL COMPANIES FUND
Investor Class
Shares sold	8,497,848	$182,977,362	12,269,745	$256,739,667
Shares issued through reinvestment of distributions	23,288	441,546	91,722	1,980,278
Shares redeemed	(16,455,313)	(348,268,552)	(5,510,122)	(113,024,665)
Net increase (decrease)	(7,934,177)	($164,849,644)	6,851,345	$145,695,280
Institutional Class
Shares sold	11,287,130	$246,873,661	1,637,024	$34,046,110
Shares issued through reinvestment of distributions	47,417	898,076	11,551	249,394
Shares redeemed	(3,476,347)	(67,815,813)	(368,351)	(7,588,297)
Net increase (decrease)	7,858,200	$179,955,924	1,280,224	$26,707,207
MATTHEWS CHINA SMALL COMPANIES FUND
Investor Class
Shares sold	766,278	$7,633,873	1,079,235	$10,536,592
Shares issued through reinvestment of distributions	202,804	1,752,230	91,585	856,321
Shares redeemed	(911,884)	(8,642,334)	(1,472,901)	(14,353,449)
Net increase (decrease)	57,198	$743,769	(302,081)	($2,960,536)
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND
Investor Class
Shares sold	2,583,487	$36,194,231	2,001,250	$26,712,471
Shares issued through reinvestment of distributions	1,321,498	16,095,853	92,181	1,261,036
Shares redeemed	(2,600,415)	(35,098,196)	(1,740,481)	(22,680,601)
Net increase (decrease)	1,304,570	$17,191,888	352,950	$5,292,906
Institutional Class
Shares sold	248,176	$3,444,526	533,868	$6,731,909
Shares issued through reinvestment of distributions	320,936	3,915,412	55,365	756,846
Shares redeemed	(2,079,401)	(31,121,491)	(12,051)	(169,548)
Net increase (decrease)	(1,510,289)	($23,761,553)	577,182	$7,319,207

Currently, a 2.00% redemption fee will be assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is imposed to discourage market timing and short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that you purchased your shares, and first redeem the shares that you have held the longest.

The Covered Funds may grant an exemption from the redemption fee when the Covered Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Covered Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds’ prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Matthews Asia Strategic Income Fund pays Matthews an annual fee of 0.65% of its annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund paid Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund’s average daily net asset value.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are

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Notes to Financial Statements (continued)

over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Under a written agreement between the Funds and Matthews (the “Operating Expenses Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective April 30, 2015 for all Funds, except Matthews Asia Strategic Income Fund and Matthews China Small Companies Fund, this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than Institutional Class and class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.25%. For Matthews Asia Strategic Income Fund this level is 0.90% for Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class expenses for the Investor Class. Because certain expenses of the Investor Class may be higher that the Institutional Class and class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. For Matthews China Small Companies Fund this level is 1.50% for the Investor Class. Prior to May 1, 2014 for Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund, this level was 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Growth Fund and Matthews Pacific Tiger Fund, this level was 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, this level was 1.50%. For Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund, Matthews agreed to waive fees and reimburse expenses to each Fund if its expense ratio exceeded 1.25%, 1.75%, and 2.00%, respectively, for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. In turn, if a Fund’s expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed its expense limitation. For each Fund other than the Matthews Asia Value Fund, this agreement will continue through at least April 30, 2017 and may be extended for additional periods not exceeding one year. This agreement will continue through April 30, 2018 for the Matthews Asia Value Fund, and may be extended for additional periods not exceeding one year.

On December 31, 2015, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2016	2017	2018
Matthews Asia Strategic Income Fund	$41,268	$79,504	$113,621
Matthews Asia Value Fund	—	—	41,279
Matthews Asia Focus Fund	87,951	62,897	87,252
Matthews Asia ESG Fund	—	—	183,985
Matthews Emerging Asia Fund	76,881	152,283	452,048
Matthews Asia Small Companies Fund	—	15,270	113,037
Matthews China Small Companies Fund	7,801	63,212	133,327

Matthews Asia Strategic Income Fund and Matthews China Small Companies Fund had $161,965 and $76,425, respectively, of recoupment that expired on December 31, 2015. Matthews Asian Growth and Income Fund, Matthews Pacific Tiger Fund, Matthews India Fund and Matthews Japan Fund had no amounts available for recoupment and no amounts recouped during the year ended December 31, 2015.

Investment advisory fees charged, waived fees and reimbursed additional expenses for the year ended December 31, 2015, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$438,698	($113,621)	$325,077
Matthews Asian Growth and Income Fund	25,621,034	(86,260)	25,534,774
Matthews Asia Dividend Fund	35,306,056	(244,805)	35,061,251
Matthews China Dividend Fund	1,183,701	—	1,183,701
Matthews Asia Value Fund	771	(41,279)	(40,508)
Matthews Asia Focus Fund	95,048	(87,252)	7,796
Matthews Asia Growth Fund	5,989,698	—	5,989,698
Matthews Pacific Tiger Fund	54,519,201	(857,693)	53,661,508
Matthews Asia ESG Fund	15,886	(183,985)	(168,099)
Matthews Emerging Asia Fund	1,661,519	(452,048)	1,209,471
Matthews China Fund	6,216,536	—	6,216,536
Matthews India Fund	10,143,432	—	10,143,432
Matthews Japan Fund	7,785,999	—	7,785,999
Matthews Korea Fund	1,359,009	—	1,359,009
Matthews Asia Small Companies Fund	7,188,942	(113,037)	7,075,905
Matthews China Small Companies Fund	223,822	(133,327)	90,495
Matthews Asia Science and Technology Fund	1,174,937	—	1,174,937

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $967,000 in aggregate for regular compensation during the year ended December 31, 2015.

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average

142	MATTHEWS ASIA FUNDS

daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

Administration and shareholder servicing fees charged, for the year ended December 31, 2015, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$94,329	$—	$94,329
Matthews Asian Growth and Income Fund	5,389,839	(86,260)	5,303,579
Matthews Asia Dividend Fund	7,429,497	(244,805)	7,184,692
Matthews China Dividend Fund	248,951	—	248,951
Matthews Asia Value Fund	167	—	167
Matthews Asia Focus Fund	19,988	—	19,988
Matthews Asia Growth Fund	1,260,375	—	1,260,375
Matthews Pacific Tiger Fund	11,459,861	(857,693)	10,602,168
Matthews Asia ESG Fund	3,397	—	3,397
Matthews Emerging Asia Fund	232,258	—	232,258
Matthews China Fund	1,306,491	—	1,306,491
Matthews India Fund	2,137,111	—	2,137,111
Matthews Japan Fund	1,647,370	—	1,647,370
Matthews Korea Fund	286,380	—	286,380
Matthews Asia Small Companies Fund	1,003,109	—	1,003,109
Matthews China Small Companies Fund	31,234	—	31,234
Matthews Asia Science and Technology Fund	247,195	—	247,195

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the statement of assets and liabilities as well as the statement of operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2015 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$5,399
Matthews Asian Growth and Income Fund	308,810
Matthews Asia Dividend Fund	506,832
Matthews China Dividend Fund	14,287
Matthews Asia Value Fund	9
Matthews Asia Focus Fund	1,146
Matthews Asia Growth Fund	72,251
Matthews Pacific Tiger Fund	657,337
Matthews Asia ESG Fund	192
Matthews Emerging Asia Fund	13,297
Matthews China Fund	151,438
Matthews India Fund	122,373
Matthews Japan Fund	94,121
Matthews Korea Fund	16,399
Matthews Asia Small Companies Fund	57,520
Matthews China Small Companies Fund	1,791
Matthews Asia Science and Technology Fund	14,165

Brown Brothers Harriman & Co. serves as the Funds’ custodian. Foreside Funds Distributors LLC, serves as the Funds’ distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

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Notes to Financial Statements (continued)

Cross trades for the year ended December 31, 2015, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Matthews International Capital Management, LLC serves as investment advisor. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

As of December 31, 2015, Matthews and its affiliates held 370,411 shares of the Matthews China Small Companies Fund, representing approximately 15% of that Fund’s outstanding shares.

As of December 31, 2015, Matthews and its affiliates held 1,383,209 shares of the Matthews Asia Strategic Income Fund, representing approximately 22% of that Fund’s outstanding shares.

As of December 31, 2015, Matthews and its affiliates held 168,743 shares of the Matthews Asia Focus Fund, representing approximately 13% of that Fund’s outstanding shares.

As of December 31, 2015, Matthews and its affiliates held 190,905 shares of the Matthews Asia ESG Fund, representing approximately 36% of that Fund’s outstanding shares.

As of December 31, 2015, Matthews and its affiliates held 94,249 shares of the Matthews Asia Value Fund, representing approximately 54% of that Fund’s outstanding shares.

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2015 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$32,426,493	$35,548,979
Matthews Asian Growth and Income Fund	—	—	618,817,959	1,769,760,356
Matthews Asia Dividend Fund	54,833,390	20,899,575	1,801,464,058	2,116,590,663
Matthews China Dividend Fund	—	—	165,523,862	135,565,439
Matthews Asia Value Fund	—	—	1,483,256	142,595
Matthews Asia Focus Fund	—	—	3,130,891	4,301,722
Matthews Asia Growth Fund	—	—	254,991,531	289,389,778
Matthews Pacific Tiger Fund	93,097,520	53,825,246	900,070,011	1,954,956,485
Matthews Asia ESG Fund	—	—	5,763,880	752,324
Matthews Emerging Asia Fund	—	—	64,115,814	19,237,728
Matthews China Fund	—	—	603,874,891	883,485,745
Matthews India Fund	35,942,361	1,405,655	581,072,943	140,772,015
Matthews Japan Fund	40,967,075	483,811	1,332,314,980	275,182,437
Matthews Korea Fund	—	—	40,847,176	79,089,909
Matthews Asia Small Companies Fund	14,394,911	—	344,866,333	329,445,055
Matthews China Small Companies Fund	—	—	15,706,729	16,488,564
Matthews Asia Science and Technology Fund	—	—	125,297,215	158,100,070

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2015, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2015 is as follows:

	Shares Held at Dec. 31, 2014	Shares Purchased		Shares Sold	Shares Held at Dec. 31, 2015	Value at Dec. 31, 2015	Dividend Income Jan. 1, 2015– Dec. 31, 2015	Net Realized Gain (Loss) Jan. 1, 2015– Dec. 31, 2015

MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
CITIC Telecom International Holdings, Ltd.†	188,818,250	—		188,818,250	—	$—	$—	$—

Total Affiliates						$—	$—	$—

MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Anritsu Corp.	6,853,300	1,204,800		493,600	7,564,500	$49,563,094	$1,492,743	($2,212,956)
Ascendas India Trust	55,065,000	—		1,594,300	53,470,700	32,808,738	2,052,190	(272,425)
Breville Group, Ltd.	10,847,453	—		203,434	10,644,019	57,515,357	2,157,910	(499,012)
CapitaLand Retail China Trust, REIT	52,179,400	—		8,947,000	43,232,400	45,342,034	3,589,911	4,816,676
China Machinery Engineering Corp. H Shares	—	55,225,000		1,414,000	53,811,000	39,262,849	1,787,189	(206,234)
Greatview Aseptic Packaging Co., Ltd.	110,945,000	—		1,915,000	109,030,000	49,294,621	2,861,572	(305,699)
Minth Group, Ltd.	61,267,000	—		1,732,000	59,535,000	118,275,877	4,009,279	2,322,239
Pigeon Corp.†	2,377,800	4,755,600	††	3,327,300	3,806,100	—	—	—
Springland International Holdings, Ltd.†	138,171,000	—		138,171,000	—	—	—	—
St. Shine Optical Co., Ltd. †	2,674,000	1,057,000		1,348,000	2,383,000	—	—	—
Xingda International Holdings, Ltd. H Shares†	87,141,000	—		87,141,000	—	—	—	—
Yuexiu Transport Infrastructure, Ltd.	109,490,000	—		168,000	109,322,000	68,286,284	4,092,447	403

Total Affiliates						$460,348,854	$22,043,241	$3,642,992

144	MATTHEWS ASIA FUNDS

	Shares Held at Dec. 31, 2014	Shares Purchased		Shares Sold	Shares Held at Dec. 31, 2015	Value at Dec. 31, 2015	Dividend Income Jan. 1, 2015– Dec. 31, 2015	Net Realized Gain (Loss) Jan. 1, 2015– Dec. 31, 2015

MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,420,440	—		266,143	6,154,297	$107,636,527	$—	$2,266,723
Dongbu Insurance Co., Ltd.†	4,020,500	—		771,381	3,249,119	—	—	—
Fuyao Glass Industry Group Co., Ltd. H Shares	—	31,836,000		—	31,836,000	76,461,314	—	—
Green Cross Corp.	1,008,655	—		161,783	846,872	131,010,777	905,087	6,200,002
Hyflux, Ltd.	65,284,280	—		22,199,750	43,084,530	17,101,875	1,108,752	(14,588,250)
Synnex Technology International Corp.	102,065,354	—		3,874,000	98,191,354	95,267,555	10,701,054	(876,059)
Tata Power Co., Ltd.	162,545,436	13,000,000		9,925,000	165,620,436	169,173,116	3,553,739	(12,399,093)

Total Affiliates						$596,651,164	$16,268,632	($19,396,677)

MATTHEWS INDIA FUND
Name of Issuer:
eClerx Services, Ltd.	1,189,293	2,005,664	†††	59,376	3,135,581	$67,149,179	$1,268,206	$251,540
VST Industries, Ltd.	855,933	359,771		—	1,215,704	31,082,796	1,310,066	—

Total Affiliates						$98,231,975	$2,578,272	$251,540

MATTHEWS JAPAN FUND
Name of Issuer:
AIT Corp.	678,700	499,000		47,400	1,130,300	$10,956,219	$352,952	$142,916
Daiken Medical Co., Ltd.	711,600	1,043,600		—	1,755,200	14,950,699	179,257	—
eGuarantee, Inc.	401,000	440,800		—	841,800	18,101,879	104,565	—
MORESCO Corp.	400,300	374,200		—	774,500	10,886,881	204,126	—
N Field Co., Ltd.	276,800	729,600		—	1,006,400	10,682,592	41,827	—

Total Affiliates						$65,578,270	$882,727	$142,916

MATTHEWS ASIA SMALL COMPANIES FUND
Name of Issuer:
Ezwelfare Co., Ltd.†	742,858	131,365		874,223	—	$—	$—	$—
FineTek Co., Ltd.	—	3,208,920	†††	16,000	3,192,920	7,205,664	368,679	(32,275)
SaraminHR Co., Ltd.†	682,434	—		682,434	—	—	—	—
PT Wismilak Inti Makmur†	107,640,100	6,710,500		25,088,700	89,261,900	—	—	—

Total Affiliates						$7,205,664	$368,679	($32,275)

†	Issuer was not an affiliated company as of December 31, 2015.
††	Includes stock split during the period.
†††	Includes stock dividend during the period.

8.	INCOME TAX INFORMATION INCOME AND WITHHOLDING TAXES

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2015. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Notes to Financial Statements (continued)

As of December 31, 2015, the components of accumulated earnings/deficit on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
Matthews Asia Strategic Income Fund	$—	$—	($1,535,532)
Matthews Asian Growth and Income Fund	—	40,554,606	—
Matthews Asia Dividend Fund	—	—	—
Matthews China Dividend Fund	—	645,489	—
Matthews Asia Value Fund	16,386	—	—
Matthews Asia Focus Fund	80,691	—	(637,245)
Matthews Asia Growth Fund	6,045,112	—	(19,506,205)
Matthews Pacific Tiger Fund	15,495,421	—	—
Matthews Asia ESG Fund	27,652	—	(29,988)
Matthews Emerging Asia Fund	276,735	—	(883,817)
Matthews China Fund	—	19,701,557	—
Matthews India Fund	112,375	11,087,490	—
Matthews Japan Fund	2,671,495	—	(64,759,904)
Matthews Korea Fund	2,182,168	7,169,413	—
Matthews Asia Small Companies Fund	1,244,171	—	(12,769,786)
Matthews China Small Companies Fund	1,346	747,896	—
Matthews Asia Science and Technology Fund	—	10,439,580	—

	Late Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/Deficit
Matthews Asia Strategic Income Fund	($179,842)	$—	($3,229,900)	($4,945,274)
Matthews Asian Growth and Income Fund	(366,546)	—	206,388,329	246,576,389
Matthews Asia Dividend Fund	(32,923,665)	(27,008)	488,373,725	455,423,052
Matthews China Dividend Fund	(87,749)	—	4,701,890	5,259,630
Matthews Asia Value Fund	—	—	(25,360)	(8,974)
Matthews Asia Focus Fund	—	—	(1,533,983)	(2,090,537)
Matthews Asia Growth Fund	—	—	129,242,658	115,781,565
Matthews Pacific Tiger Fund	—	—	1,414,766,421	1,430,261,842
Matthews Asia ESG Fund	—	—	(151,962)	(154,298)
Matthews Emerging Asia Fund	—	(212,031)	4,579,398	3,760,285
Matthews China Fund	(2,902,517)	—	73,032,675	89,831,715
Matthews India Fund	—	(11,653)	240,416,115	251,604,327
Matthews Japan Fund	—	—	165,208,185	103,119,776
Matthews Korea Fund	—	—	63,301,929	72,653,510
Matthews Asia Small Companies Fund	—	—	29,673,107	18,147,492
Matthews China Small Companies Fund	—	—	600,246	1,349,488
Matthews Asia Science and Technology Fund	—	—	38,871,441	49,311,021

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.
**	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

146	MATTHEWS ASIA FUNDS

As of December 31, 2015, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

			Amount With No Expiration*
LOSSES DEFERRED EXPIRING IN:	2016	2017	Short-term Losses	Long-term Losses	Total
Matthews Asia Strategic Income Fund	$—	$—	$1,535,532	$—	$1,535,532
Matthews Asia Focus Fund	—	—	128,568	508,677	637,245
Matthews Asia Growth Fund	—	19,506,205	—	—	19,506,205
Matthews Asia ESG Fund	—	—	29,988	—	29,988
Matthews Emerging Asia Fund	—	—	—	883,817	883,817
Matthews Japan Fund	20,727,478	44,032,426	—	—	64,759,904
Matthews Asia Small Companies Fund	—	—	12,769,786	—	12,769,786

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

The following Funds utilized capital loss carryforwards in the current year:

Utilized Capital Loss Carryforwards
Matthews Asia Strategic Income Fund	$131,018
Matthews Asia Dividend Fund	182,779,099
Matthews Asia Growth Fund	6,923,705
Matthews Japan Fund	23,506,272
Matthews China Small Companies Fund	734,068

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to investments in PFICs, non-deductible expenses, foreign currency reclassification, capital gains tax, re-characterization of distributions, adjustments on distributions related to taxable spinoffs and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. For the year ended December 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Matthews Asia Strategic Income Fund	$—	($1,086,626)	$1,086,626
Matthews Asian Growth and Income Fund	—	3,866,071	(3,866,071)
Matthews Asia Dividend Fund	(96,561)	43,531,280	(43,434,719)
Matthews China Dividend Fund	—	1,446,644	(1,446,644)
Matthews Asia Value Fund	(7,928)	6,940	988
Matthews Asia Focus Fund	—	21,510	(21,510)
Matthews Asia Growth Fund	—	6,930,533	(6,930,533)
Matthews Pacific Tiger Fund	119,162,538	(12,995,390)	(106,167,148)
Matthews Asia ESG Fund	(52,457)	53,774	(1,317)
Matthews Emerging Asia Fund	—	4,068	(4,068)
Matthews China Fund	13,916,644	(1,012,648)	(12,903,996)
Matthews India Fund	—	2,246,623	(2,246,623)
Matthews Japan Fund	—	2,153,144	(2,153,144)
Matthews Korea Fund	1,742,351	(329,260)	(1,413,091)
Matthews Asia Small Companies Fund	(1,113)	(247,960)	249,073
Matthews China Small Companies Fund	234,960	7,710	(242,670)
Matthews Asia Science and Technology Fund	3,039,193	507,410	(3,546,603)

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Notes to Financial Statements (continued)

9.	SUBSEQUENT EVENTS

Effective February 1, 2016, Mizuho Bank, Ltd. (“Mizuho”), acquired an ownership interest in Matthews equal to approximately 16% of the outstanding units of Matthews previously held by a broad group of existing equity holders. Along with that transaction, Matthews adopted a new governance structure, through eliminating the managing member roles and expanding and providing additional authority to its Board of Directors. The governance changes constituted a change of control of Matthews and, therefore, technically resulted in an “assignment” of the Investment Advisory Agreement then in effect for each Fund, and its automatic termination as required by its terms and the Investment Company Act of 1940. The shareholders of each Fund approved a new Investment Advisory Agreement with Matthews, which became effective on February 1, 2016 upon the closing of those transactions and the automatic termination of the prior Investment Advisory Agreement. The new Investment Advisory Agreement has substantively the same terms as the prior Investment Advisory Agreement, including the same fee rates, except for the commencement and renewal dates.

148	MATTHEWS ASIA FUNDS

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Matthews Asia Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund (hereinafter referred as the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for Matthews China Fund and Matthews Asia Dividend Fund) (hereinafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

San Francisco, California

February 26, 2016

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Tax Information (unaudited)

For shareholders who do not have a December 31, 2015 tax year-end, this notice is for informational purposes. For the period January 1, 2015 to December 31, 2015, the Funds report the following items with regard to distributions paid during the period. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the year ended December 31, 2015 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Asia Strategic Income Fund	1.94%
Matthews Asian Growth and Income Fund	64.31%
Matthews Asia Dividend Fund	100.00%
Matthews China Dividend Fund	63.25%
Matthews Asia Value Fund	0.00%
Matthews Asia Focus Fund	80.43%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	44.66%
Matthews Asia ESG Fund	56.53%
Matthews Emerging Asia Fund	100.00%
Matthews China Fund	81.42%
Matthews India Fund	100.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	94.96%
Matthews Asia Small Companies Fund	100.00%
Matthews China Small Companies Fund	29.76%
Matthews Asia Science and Technology Fund	0.00%

2. Dividends Received Deduction

The Funds report a Dividend Received Deduction pursuant to Section 854 of the Internal Revenue Code for the year ended December 31, 2015 as follows:

Matthews Asia Strategic Income Fund	0.00%
Matthews Asian Growth and Income Fund	2.31%
Matthews Asia Dividend Fund	3.45%
Matthews China Dividend Fund	4.04%
Matthews Asia Value Fund	0.00%
Matthews Asia Focus Fund	12.50%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	1.27%
Matthews Asia ESG Fund	0.00%
Matthews Emerging Asia Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%
Matthews Asia Science and Technology Fund	0.00%

150	MATTHEWS ASIA FUNDS

3. Long-Term Capital Gain Distributions

The Funds report Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2015 as follows:

Long-Term Capital Gains
Matthews Asian Growth and Income Fund	$134,712,377
Matthews Asia Dividend Fund	71,669,071
Matthews China Dividend Fund	7,709,592
Matthews Asia Focus Fund	61,165
Matthews Pacific Tiger Fund	685,544,217
Matthews Emerging Asia Fund	432,972
Matthews China Fund	127,726,027
Matthews India Fund	13,471,979
Matthews Korea Fund	12,118,013
Matthews China Small Companies Fund	1,862,709
Matthews Asia Science and Technology Fund	25,836,171

4. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2015 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Asia Strategic Income Fund	$3,829,016	$84,023
Matthews Asian Growth and Income Fund	136,221,960	5,652,434
Matthews Asia Dividend Fund	162,653,864	10,381,648
Matthews China Dividend Fund	5,790,247	210,539
Matthews Asia Value Fund	5,764	812
Matthews Asia Focus Fund	387,991	13,720
Matthews Pacific Tiger Fund	219,250,295	10,976,450
Matthews Asia ESG Fund	50,415	6,267
Matthews Emerging Asia Fund	3,364,160	286,590
Matthews China Fund	19,900,425	103,503
Matthews Korea Fund	3,088,190	509,194
Matthews Asia Small Companies Fund	12,765,019	1,056,228
Matthews China Small Companies Fund	529,412	11,589

5. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the year ended December 31, 2015, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Asia Strategic Income Fund	3.46%
Matthews Asian Growth and Income Fund	0.02%
Matthews Asia Dividend Fund	0.02%
Matthews China Dividend Fund	0.16%
Matthews Asia Value Fund	0.17%
Matthews Asia Focus Fund	0.07%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	0.03%
Matthews Asia ESG Fund	0.00%
Matthews Emerging Asia Fund	0.05%
Matthews China Fund	0.02%
Matthews India Fund	0.03%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.07%
Matthews Asia Small Companies Fund	0.05%
Matthews China Small Companies Fund	0.05%
Matthews Asia Science and Technology Fund	0.00%

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Tax Information (unaudited) (continued)

6. Qualified Short Term Capital Gain Dividends

The Funds report a portion of the short term capital gain dividends distributed during the year ended December 31, 2015, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Asia Strategic Income Fund	0.00%
Matthews Asian Growth and Income Fund	100.00%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	100.00%
Matthews Asia Value Fund	0.00%
Matthews Asia Focus Fund	0.00%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	0.00%
Matthews Asia ESG Fund	0.00%
Matthews Emerging Asia Fund	0.00%
Matthews China Fund	100.00%
Matthews India Fund	100.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	100.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%
Matthews Asia Science and Technology Fund	0.00%

152	MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreements (unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to the Advisory Agreement (the “Current Agreement”), which has been approved by the Board of Trustees of the Funds, including the Independent Trustees. Following an initial term with respect to each Fund upon its commencement of operations, the Current Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At a meeting held on July 15, 2015, the Board, including the Independent Trustees of the Trust, approved a new Investment Advisory Agreement (the “New Agreement”), to take effect with respect to each Fund for an initial term of two years upon consummation of the proposed change of control transaction involving Matthews that was previously described in a recent proxy statement sent to shareholders of each Fund in connection with a special shareholders meeting (the “Transaction”). Because the consummation date of the Transaction was not yet set, at a meeting held on August 26, 2015, the Board, including the Independent Trustees of the Trust, approved the continuance of the Current Agreement, with respect to each Fund, for an additional one-year period ending August 31, 2016, or the earlier consummation of the Transaction.

Materials reviewed - In response to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel, Matthews addressed a range of information relating to the New Agreement, including, but not limited to, the Transaction, the expected benefits and costs to shareholders of the Funds, the expected changes in the management and operations of Matthews after the Transaction, and Matthews’ management and investment teams serving the Funds. Matthews’ response also included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by Matthews to its institutional clients, and financial and profitability information regarding Matthews. Matthews’ profitability was compared to a peer group of investment advisers, and changes over time were reviewed. Furthermore, throughout the course of the year since the last renewal of the Current Agreement, the Independent Trustees received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. In addition to the information furnished by Matthews, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreement as well as considerations relevant to the Transaction.

The Independent Trustees later reviewed updated performance, expense and other information requested on behalf of the Independent Trustees as part of considering and acting to renew the Current Agreement.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel. The Independent Trustees discussed the approval of the New Agreement and the renewal of the Current Agreement with representatives of Matthews and in private sessions at which no representatives of Matthews were present. In deciding to recommend the approval of the New Agreement and renewal of the Current Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

T	The nature, extent and quality of the services provided by Matthews under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews has continued to expand its professional staff at both senior and junior levels over the past several years, and has enjoyed relative stability of its senior executive and portfolio management. They also reviewed Matthews’ recent hiring to further strengthen current capabilities and to support future potential growth of assets and the expansion of its business. Among other improved capabilities, the Trustees noted recent and planned enhancements to communications with intermediaries and investors, as well as various marketing efforts. The Trustees noted various initiatives such as efforts to access the China A-share market, investing in other emerging or frontier markets and continuing to develop greater access to other investors such as institutional retirement plans in Latin America. The Trustees have noted on-going enhancements to governance, risk and valuation practices.

The Trustees viewed Matthews as well positioned to provide high quality services to the Funds under various market conditions, as demonstrated by the past volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times. The Trustees attributed much of that past stability to Matthews’ emphasis on preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves. As in past years, the Trustees considered the technical capabilities of Matthews, including design and implementation of a disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. One recent example noted by the Trustees was extensive employee training. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance.

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Approval of Investment Advisory Agreements (unaudited) (continued)

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are fully satisfactory.

T	The investment performance of Matthews. The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees noted the challenging conditions of various Asian markets in 2012 and part of 2013, as well as more recent market challenges. The Trustees expect that the performance of certain Funds will lag the market averages in some short-term periods because of Matthews’ emphasis on consistent long-term returns from investments in less cyclical companies. The Trustees also emphasized longer-term performance, which they believe is more important than short isolated periods for purposes of evaluating Matthews’ success in meeting Fund and shareholder objectives. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that Matthews had provided a satisfactory explanation for that performance and explained its reasons for maintaining a consistent investment philosophy. In addition, the Trustees recognized actions taken by Matthews such as changes to the portfolio management team responsible for the Matthews China Fund and other China-focused investments. The Trustees also reviewed both the peer comparison measures compiled by Lipper Inc. (“Lipper”) and ratings by Morningstar, Inc. (“Morningstar”) for each Fund for various periods ending March 31, 2015 and selected updated information for various periods ending June 30, 2015.

The Trustees noted the difficulty of fairly benchmarking performance for certain of the Funds as well as the difficulty of establishing appropriate peer groups for certain of the Funds. The Trustees also gave more weight to each Fund’s longer-term investment performance given the long-term investment philosophy of each Fund. On that basis, the Trustees concluded that they were satisfied with the Funds’ overall performance records. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in the various equity Funds and Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

For Matthews Asia Growth Fund, the Trustees noted that the Fund’s performance compared very favorably against its peers for the one-year, three-year, five-year, ten-year and since-inception periods. The Fund ranked in the first or second quintile against its peer group funds for those periods.

For Matthews Asia Dividend Fund, the Trustees noted that the Fund had performed well against its peer group during the one-year, three-year, five-year and since inception periods, ranking in the first or second quintile for those periods.

For Matthews Pacific Tiger Fund, the Trustees noted that the Fund’s performance was favorable in the one-year, three-year, five-year, ten-year and since-inception periods, ranking in the first quintile for those periods against the Lipper peer group.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund outperformed its peer group during the five-year, ten-year and since-inception periods, ranking in the first or second quintile for those periods. Although the performance for the one-year and three-years periods was below the median, it was still satisfactory.

For Matthews Asia Science and Technology Fund, the Trustees noted that the Fund’s performance was more favorable than the median return of its peer funds over the one-year, three-year and since-inception periods, but less favorable than the average return of its peer funds over the five-year and ten-year periods. The Trustees noted the absence of a directly comparable peer group because the funds in the peer group invested globally, rather than being limited to Asia. The Trustees also acknowledged Matthews’ explanation about the very volatile asset class in which the Fund invests, which can produce variable relative results. The Trustees remained satisfied with Matthews’ explanation of its investment strategy and process for this Fund.

For Matthews China Fund, the Trustees noted that the Fund had outperformed the median of its peer funds over the ten-year and since-inception periods, ranking in the first or second quintile for the ten-year and since inception periods. The Trustees expressed some concern about other periods, with the one-year period below median in the fourth quintile, and the three-year and five-year periods in the lowest quintile. The Trustees focused on the more recent weak performance, which had been discussed extensively with Matthews. The Trustees noted changes to the portfolio management team for this Fund as well as Matthews’ explanation of its investment strategy and process. They will remain attentive to the Fund’s progress in improving relative performance.

For Matthews India Fund, the Trustees noted that the Fund had outperformed its peer funds over the one-year, three-year, five-year and since inception periods, ranking in the first quintile for those periods.

For Matthews Japan Fund, the Trustees noted that the Fund’s performance was favorable compared to its peer funds over the one-year, three-year, five-year, ten-year and since-inception periods, ranking in the first or second quintile.

For Matthews Korea Fund, the Trustees noted that the Fund had enjoyed favorable performance above the median for the one-, three-, five-, ten-year and since

154	MATTHEWS ASIA FUNDS

inception periods, which was satisfactory as compared to its broader Lipper peer group for various periods. They consider the broader peer group, which consists of Pacific-oriented funds excluding Japan, as much too broad to be a useful peer group for a Korea-focused fund. For that reason, the Trustees placed greater weight on relative performance against a benchmark index.

For Matthews Asia Small Companies Fund, the Trustees noted that the Fund ranked in the top quintile among its peer groups for the three-year, five-year and since-inception periods, and in the second quintile for the one-year period. The Trustees noted that the peer group included global and international small cap funds, which the Trustees considered to be of limited use in evaluating the Fund’s satisfactory performance.

For Matthews China Dividend Fund, the Trustees noted that the Fund had ranked in the first or second quintile of its peer group for the three-year, five-year and since inception periods, but was below the median for the one-year period with positive performance.

For Matthews China Small Companies Fund, the Trustees noted that the Fund’s performance was below the median in its peer group for the three-year, five-year and since inception periods. The Trustees recognized that small capitalization strategies, particularly for a China-focused fund, can produce highly variable results. The Trustees regarded the peer group of China funds as less useful because of the small capitalization mandate for this Fund within a China-focused peer group. The Trustees also noted changes to the portfolio management team for this Fund.

For Matthews Asia Strategic Income Fund, the Trustees noted that the Fund performance had ranked in the first or second quintile for the one- and three-year periods, but below the median peer groups since inception. The Trustees recognized that the peer groups included mostly broader emerging market hard currency debt funds not focused on Asia, meaning the Fund’s relative performance could be more dependent on the relative performance of the Asian debt markets than portfolio management activity. The Trustees regarded the Fund’s performance as satisfactory.

For Matthews Emerging Asia Fund, Matthews Asia Focus Fund and Matthews Asia ESG Fund, the brief period since inception has not afforded sufficient performance to conduct a meaningful comparison to any peer group. The Trustees believe, however, that the relative past performance of other Funds managed by Matthews’ provides additional support for their renewal of the Current Agreement and approval of the New Agreement with respect to these three Funds.

T	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale. The Trustees discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, which is an acceptable way for Matthews to share economies of scale with the Funds and their shareholders. The Trustees considered the new personnel hired over the past year, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. The Trustees also recognize that the Funds’ total assets have fluctuated over the past few years, especially in certain strategies, which has also affected any economies of scale that could be enjoyed. The Trustees concluded that the advisory fee structure with breakpoints for the group-priced Funds (other than the individually priced Funds, which at the time of approval were the two small company focused Funds, the Emerging Asia Fund and the fixed-income Fund), and the new breakpoint for most of those individually priced Funds (other than the fixed-income Fund), enhances the ability of the Funds and their shareholders to benefit from past and future potential economies of scale, and continues to be appropriate given the size and objectives of the Funds. The Trustees further noted that additional economies of scale are shared with shareholders of the Funds through fee waivers and/or expense reimbursements pursuant to the Operating Expenses Agreement, fee waivers pursuant to the Fee Waiver Agreement, and the breakpoints in the fees payable under the Services Agreement, all of which will not be changed as a result of the Transaction or the approval of the New Agreement. As a result, the Trustees remain satisfied about the extent to which economies of scale have been and will continue to be shared with the Funds and their shareholders.

T	The costs of the services provided by Matthews and others. The Trustees considered the advisory fees and total fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Trustees considered both the gross advisory fee rates charged by Matthews, as well as the effective advisory fee rates after taking into consideration the fees waived and expenses reimbursed pursuant to the Operating Expenses Agreement and the Fee Waiver Agreement, noting that the advisory fee rates under the New Agreement are identical to those under the Current Agreement and that the fee waiver and expense reimbursement arrangements reflected in the Operating Expenses Agreement and the Fee Waiver Agreement will continue to be in place following the consummation of the Transaction. The Trustees found that the contractual advisory rates (excluding administrative services) for the Funds were very competitive and generally lower than those of the relevant peer group averages for most of the Funds. The Trustees also found that the total expense ratios paid by shareholders of the Funds, which are most representative of a shareholder’s net experience, were also very competitive, with all but the relatively newer or smaller Funds ranking below the peer group averages.

The Trustees also compared Matthews’ advisory fees with those of Matthews’ separate accounts and other investment products, noting that the Funds’ advisory expenses were

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Approval of Investment Advisory Agreements (unaudited) (continued)

not disadvantageous (not being substantially higher than the separate accounts’ rates). The Trustees agreed that total expenses appeared to be appropriate in comparison and taking into account the services differences between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities. The Trustees considered various specific Fund expenses, including the custody fees and transfer agent fees. The Trustees noted that Matthews’ continued efforts in recent years had resulted in, for many of the Funds, reduced expenses in some categories. The Trustees concluded that Matthews’ advisory fee rates and the Funds’ expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds.

For each of the Funds, the Trustees noted that, subject to the considerations and exceptions noted below, the contractual advisory fee rates, the total expense ratio, and the effective or net advisory fee rates were all lower than or not materially above the median of the funds in each Fund’s peer group.

For Matthews Asia Small Companies Fund, the Trustees noted that the gross advisory fee rate was equal to the peer group median, but actual total expenses excluding Rule 12b-1 and actual advisory fees were higher than the peer group median. The Trustees were pleased to note, however, that the actual total expenses and non-management expenses were below the peer group medians. The Trustees expect that the Fund’s comparative position should improve as the Fund grows.

For Matthews China Small Companies Fund, the Trustees noted that the gross advisory fee rate, actual advisory fee rate and total expenses were above the median. The Trustees expect that the Fund’s comparative position should improve as the Fund grows.

For Matthews Asia Strategic Income Fund, the Trustees noted that the gross advisory fee rate, but not the actual advisory fees, are lower than the peer group median, as well as the actual total expenses in part as the result of the expense limitation in effect.

For Matthews Emerging Asia Fund, Matthews Asia Focus Fund and Matthews Asia ESG Fund, the brief period since inception means that the Funds remain small and subject to subsidies under expense limitation agreements. The contractual advisory fee rate and actual advisory fee rate for the Matthews Emerging Asia Fund is above the peer group median. For the Matthews Asia Focus Fund the contractual advisory fee is below the median but the actual advisory fee is above the median for the peer group. For the Matthews Asia ESG Fund, the contractual advisory fee and the actual advisory fee are below the median for the peer group. With respect to these fees as well as total expense levels, these Funds remain new and relatively small and there is not sufficient peer group expense information to conduct a meaningful comparison to any peer group. The Trustees remain comfortable with the expense levels set under the expense limitation agreement for these Funds.

T	The profits to be realized by Matthews and its affiliates from the relationships with the Funds. The Trustees reviewed the profitability of Matthews on both an absolute basis and in comparison to other investment advisers. The Trustees noted that Matthews’ pretax profit margin appeared to be reasonable in relation to other advisors. The Trustees also noted that Matthews appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with fluctuations in asset levels in some prior years, volatility in revenues and profitability could be expected from time to time, but also noted the continued expenditures on personnel and other resources. The Trustees noted an increase in profitability in some prior years, but they are aware of the continued volatility of markets and asset levels that can result in continued fluctuations of profitability. The Trustees further noted that Matthews’ continued upgrading of its trading, research, compliance, and other technological systems should increase Matthews’ capacity, speed and reliability in providing services to the Funds as they grow, which further supports the long-term viability of the Funds and Matthews. The Trustees also considered that the additional benefits derived by Matthews from its relationship with the Funds are limited solely to permissible research and brokerage benefits received in exchange for “soft dollars.” After that review, the Trustees determined that the profitability level for Matthews with respect to the Current Agreement and the New Agreement should be fair and reasonable in consideration of the services it provides and will provide to the Funds.

No single factor was determinative of the Board’s decision to approve the Current Agreement and the New Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to each Fund in light of the services that Matthews provides, its costs and reasonably foreseeable Fund asset levels, and that each Fund’s shareholders received and would receive reasonable value in return for the advisory fees paid. The Independent Trustees concluded separately that continuance of the Current Agreement and approval of the New Agreement was supported by reasonable and impartial records and information, including the performance of the Funds in relation to their peer groups, the services provided by Matthews, and the competitive expense structure, and that the continuance of the Current Agreement and approval of the New Agreement with respect to each Fund would be in the best interests of each Fund and its shareholders. In addition, the consensus of the Board and the Independent Trustees, based on the information presented with respect to the consid-

156	MATTHEWS ASIA FUNDS

eration of the New Agreement, was that there would be no “unfair burden” imposed on the Funds as a result of the Transaction within the meaning of Section 15(f) of the 1940 Act.

Each of the Current Agreement and the New Agreement may be terminated by the Trustees on behalf of the Funds or by Matthews upon 60 days’ prior written notice without penalty. Each of the Current Agreement and New Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

The Matthews Asia Value Fund (the “Fund”), which is a new series of the Trust, has retained Matthews International Capital Management, LLC (“Matthews”) to manage its assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Fund, including the Independent Trustees. Following an initial term with respect to the Fund upon its commencement of operations, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At a meeting held on November 18, 2015, the Board, including the Independent Trustees of the Trust, approved the Advisory Agreement, with respect to the Fund, for an initial term through August 31, 2016 or the earlier of the completion of a proposed change of control transaction involving Matthews. The Board, including the Independent Trustees of the Trust, also approved a new Advisory Agreement with respect to the Fund for an initial term of two years to take effect upon the closing of that change of control transaction. Both agreements are referred to together as the “Advisory Agreements.”

The Independent Trustees reviewed and discussed the information provided by Matthews at that and prior meetings. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreements with respect to the Fund.

T	The nature, extent and quality of the services provided by Matthews under the Advisory Agreements. The Trustees considered the experience and qualifications of the personnel at Matthews who would be responsible for providing services to the Fund and would be responsible for the daily management of the Fund’s portfolio. The Trustees noted that Matthews has continued to expand its professional staff at both senior and junior levels over the past several years, and has enjoyed relative stability of its senior executive and portfolio management. The Trustees noted Matthews’ on-going commitment to governance, compliance, risk and valuation practices. The Trustees viewed Matthews as well positioned to provide high quality services to the Fund under various market conditions, as demonstrated by the past volatile and challenging secu-
rities markets that have caused either contracting revenues or rapidly expanding assets at different times. The Trustees concluded that Matthews has the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreements, and that the nature, overall quality, cost and extent of such management services are expected to be satisfactory and reliable.

T	The investment performance of Matthews. The Trustees are familiar with the short-term and long-term performance of other series of the Trust on both an absolute basis and in comparison to peer funds and benchmark indices. This is a new Fund without any prior performance. The Trustees also emphasized longer-term performance goals, which they believe are more important than short isolated periods for purposes of evaluating Matthews’s success in meeting Fund and shareholder objectives. The Trustees concluded that Matthews has the potential to generate acceptable long-term performance for the Fund.

T	The extent to which Matthews realizes economies of scale as the Fund grows larger and whether Fund investors benefit from any economies of scale. Because the Fund is new, it is not expected to recognize economies of scale for some time. The Trustees expect to monitor the Fund’s growth and evaluate economies of scale at future renewals of the Advisory Agreement in effect at that time. They expect that the Fund will benefit from existing economies of scale because of the family pricing of certain series of the Trust, including the Fund, including recently negotiated breakpoints. Additional fee reductions were adopted under the Administration and Shareholder Services Agreement for all series of the Trust for each increment of $5 billion of additional assets over $25 billion, with the lowest fee rate on assets over $45 billion. As a result, the Trustees remain satisfied about the extent to which economies of scale would be shared with the Fund and its shareholders.

T	The costs of the services provided by Matthews and others. The Trustees considered the advisory fees and total fees and expenses of the Fund in comparison to the advisory fees and other fees and expenses of other funds in the Trust, noting that the Fund does not have a fully suitable peer group for its specialty strategy. The Trustees noted that the expense limitation that would apply is the same as has been applied to certain other new series of the Trust, and that the administrative fee would be based on the combined family pricing for the Trust. Also, the total expense ratio to be paid by investors in the Fund, which is most representative of an investor’s net experience, would be reasonable.

T

The profits to be realized by Matthews and its affiliates from the relationships with the Fund. The Trustees recognized that, as a new fund with expense limitations in place, it is unlikely that the Fund will generate profits for Matthews initially and may not do so until the Fund has experienced some significant growth. The Trustees also considered that the additional benefits expected to be

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Approval of Investment Advisory Agreements (unaudited) (continued)

derived by Matthews from its relationship with the Fund are limited solely to research benefits received in exchange for “soft dollars.”

No single factor was determinative of the Board’s decision to approve the Advisory Agreements, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements would be fair and reasonable to the Fund in light of the services that Matthews is expected to provide, and that the Fund’s shareholders are expected to receive reasonable value in return for the advisory fees paid. For these reasons, the approval of the Advisory Agreements with respect to the Fund would be in the best interests of the Fund and its shareholders.

Each Advisory Agreement may be terminated by the Trustees on behalf of the Fund or by Matthews upon 60 days’ prior written notice without penalty. Each Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

158	MATTHEWS ASIA FUNDS

Trustees and Officers of the Funds (unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds’ website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Trustee since 2007 and Chairman of the Board since 2014	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management); President (since 2000), Essential Advisers Inc. (financial holding company); Managing Partner (since 1998), JZ Partners LLC (consulting).	19

Director (since 2013), Matthews A Share

Selections Fund, LLC (2 Portfolios); Trustee and Chairman of the Board, DCA Total Return Fund (2005–2011) (1 Portfolio) and DCW Total Return Fund (2007–2010) (1 Portfolio); Trustee (2002–2007), ICON Funds (17 Portfolios); Director (2002-2004), Wasatch Funds (10 portfolios)

TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003

Faculty (since 2000), General Electric’s

John F. Welch Leadership Center;

President (since 1995), Strategic Value

Creation, Inc. (executive development

programs); Faculty Director and Executive Education Lecturer (since 1995), Center for Executive Education, Haas School of Business, UC Berkeley; Adjunct Professor (2000–2011), Columbia Graduate School of Business; Associate Professor (2001–2005), Thunderbird School of Global Management; Visiting Assistant Professor (2000), Stanford Graduate School of Business; Assistant Professor (1995–2000), University of Chicago Graduate School of Business; Assistant Professor (1988–1995), Haas School of Business, UC Berkeley.

			19	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios)

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Vice President, Corporate Investment Officer (2007–2010); Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc. (mortgage insurer).	19	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios)

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management); Executive Associate Dean (2005–2006), Acting Dean (2004–2005), Professor (2000–2004), Associate Professor (1996–2000), Assistant Professor (1993–1996), Haas School of Business, UC Berkeley.	19	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios); Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Director (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews International Funds (9 Portfolios)

1	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

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Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

CHRISTOPHER LEE Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015

Lecturer (part-time) (since 2013), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and

Equity Markets Group (1995–1997),

Merrill Lynch & Co., Inc. (brokerage

and investment management).

			19	Director (since 2015), Matthews A Share Selections Fund, LLC (2 Portfolios); Director (since 2013), Asian Masters Fund (Australia) (1 Portfolio); Trustee (since 2013), African Wildlife Foundation; Trustee (since 2010), Oakland Museum of California

GALE K. CARUSO Born 1957 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	19

Director (since 2015), Matthews A Share Selections Fund, LLC (2 portfolios); Trustee (since 2006), Pacific Select Fund (58 Portfolios) and Pacific Life Funds (33 Portfolios); Director (2005–2012), Make-A-Wish Foundation of Maine; Director

(2005–2009), LandAmerica Financial

Group, Inc.; Director (2001–2003),Make- A-Wish of Northern Illinois; former member of the Board of Directors, Illinois Life Insurance Council.

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

G. PAUL MATTHEWS Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Director (since 1996), Chairman (1996–2009), Managing Member (1996–2016), Portfolio Manager (1996–2012), Chief Investment Officer (1991–2007), Matthews (investment management); President (1994–2007), Matthews International Funds (registered investment company).	19	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios); Director (since 2004), Matthews Asian Selections Funds PLC (Ireland) (1 Portfolio); Trustee (2001–2004) and Trustee and Chairman of Board (1994–1998), Matthews International Funds (7 Portfolios).

WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and President	President since 2008 and Trustee since 2015	Chief Executive Officer (since 2009), President and Secretary (since 2007), Matthews (investment management); President (since 2013), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Partner (2002–2007), Deloitte & Touche, LLP (accounting).	19	Chairman (since 2010), Matthews Asia Funds SICAV (Luxembourg) (13 Portfolios); Director (since 2009), Matthews Asian Selections Funds, PLC (Ireland) (1 Portfolio).

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
2	A trustee is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor or an office held with the Trust or the Advisor.

160	MATTHEWS ASIA FUNDS

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

ROBERT J. HORROCKS, PHD Born 1968 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2009	Chief Investment Officer (since 2009), Director of Research (2008–2009), Matthews (investment management); Head of Research (2006–2008), Mirae Asset Management (investment management); Chief Investment Officer (2003–2006), Everbright Pramerica (investment management).	None

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Senior Vice President of Business Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Vice President and Secretary (since 2013), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments).	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds SICAV (Luxembourg) (13 Portfolios).

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews (investment management); Treasurer (since 2013), Matthews A Share Selections Fund, LLC (registered investment company).	None

DAVID MONROE Born 1963 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2014	General Counsel (since 2015), Deputy General Counsel (2014), Matthews (investment management); Chief Legal Officer (2006–2013), Nikko Asset Management Co., Ltd. (investment management).	None

MANOJ K. POMBRA Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer and Anti-Money Laundering Officer	Since 2005	Chief Compliance Officer and Anti-Money Laundering Officer (since 2005), Matthews (investment management); Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance (2001–2005), Franklin Templeton Investments (investment management).	None

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

matthewsasia.com | 800.789.ASIA	161

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES Matthews Asia Funds P.O. Box 9791 Providence, RI 02940 800.789.ASIA LEGAL COUNSEL Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

AR-1215-192M

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)

As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee, Toshi Shibano and Jonathan F. Zeschin, and that both are “independent.”

(b)

Prof. Shibano is a member of the Faculty of the General Electric Corporate Leadership Development Center and also serves as Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley. He was an Adjunct Professor at the Columbia Graduate School of Business and has served on the faculties of Thunderbird American Graduate School of International Management, Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.

Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation. Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure. Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs. Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews International Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm. He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc. He is Managing Partner of JZ Partners, LLC, a business consulting firm for investment managers. Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Fund Group, and Stein Roe & Farnham, Inc. Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant certificate from the state of Illinois and is a Certified Financial Planner certificant. Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee. Mr. Zeschin is currently the chairman of the Board of Trustees to two NYSE listed closed-end funds. He has served on the audit committees of mutual fund boards since 2002. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above. Mr. Zeschin has gained additional expertise as a member of the Audit Committee of Matthews International Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $446,520 in 2014 and $525,698 in 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2014 and $0 in 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $114,858 in 2014 and $124,963 in 2015. Tax fees include services provided by the principal accountant for tax return preparations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2014 and $0 in 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)

The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 100%.

(d) Not applicable.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $466,862 in 2014 and $353,683 in 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio	Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Matthews International Funds

By (Signature and Title)* /s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date 3/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date 3/8/2016

By (Signature and Title)* /s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date 3/8/2016

*	Print the name and title of each signing officer under his or her signature.